UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material under §240.14a-12

LivaNova Plc

(Name of Registrant as Specified In Its Charter)

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2018 Proxy Statement

Table
of Contents

Proposal 1	Election of Directors	5
The Board of Directors		6

Corporate Governance		13
Director Independence		13
Board Leadership Structure		14
Board Role in Risk Management		14
Board, Committee and Shareholder Meetings		15
Governance Policies and Practices		17
Related Party Transactions		18
Succession Planning		18
Environmental, Sustainability and Corporate Social Responsibility		19
Availability of Governance Documents		19

Proposal 2	Advisory (Non-Binding) Vote on How Frequently Shareholders Should Vote to Approve Compensation of the Named Executive Officers (Say on Frequency)	20

Proposal 3	Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)	21

Executive Compensation		22
Compensation Discussion & Analysis		22
Compensation of Executive Officers and Directors		33
2017 Summary Compensation Table (2015, 2016, 2017)		34
2017 Grants of Plan-Based Awards Table		37
2017 Outstanding Equity Awards at Year End		38
2017 Option Exercises and Stock Vested		39
2017 Pension Benefits		39
2017 Non-Qualified Deferred Compensation		39
Potential Payments Upon Termination or Change in Control		40
Equity Compensation Plan Information		44
Shareholder Value Delivered		44
CEO Pay Ratio		45
2017 Director Compensation Table		45
Narrative to the Director Compensation Table		46

Audit Matters		48
Changes in Independent Auditor		48
Fees Paid to PricewaterhouseCoopers		48
Pre-Approval Policies and Procedures		49
Audit and Compliance Committee Report		49

Proposal 4	Ratification of the Appointment of PwC USA as the Company’s independent registered public accounting firm	50

Share Ownership Information		51
Section 16(a) Beneficial Ownership Reporting		52

General Matters		53
Shareholder Proposals for the 2019 AGM		53
Saving Resources: Householding and Electronic Communications		53
Annual Reports and Proxy Materials		54
Expenses of Solicitation		54
Frequently Asked Questions About the AGM		55
Other Business		59

Proposal 5	Advisory Vote to Approve the UK Directors’ Remuneration Report	60

Proposal 6	Global Employee Share Purchase Plan (“ESPP”)	61

Proposal 7	To Receive and Adopt the UK Annual Report and Accounts	62

Proposal 8	Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor	63

Proposal 9	Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor	64

Annex A	LivaNova Global Employee Share Purchase Plan	65

Annex B	Non-GAAP Reconciliations	68

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Notice of 2018 Annual General Meeting of Shareholders

Notice is hereby given that the 2018 Annual General Meeting (the “AGM”) of Shareholders of LivaNova Plc, a public limited company having its registered office at 20 Eastbourne Terrace London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”) will be held as follows:

Meeting Information
TUESDAY, JUNE 12, 2018
9:00 AM Central Standard Time

The Offices of Locke Lord LLP
600 Travis Street
JPMorgan Chase Tower, Suite 2800
Houston, TX 77002, USA

Online:

www.meetingcenter.io/239829366
(Password: LIVN2018)

Record date:

April 19, 2018 (at 6:00 PM Central Standard Time)

Who Can Attend and Proxy Appointment

Record and beneficial holders as of the Record Date may attend. A member who is entitled to attend and vote is entitled to appoint another person (or two or more persons in respect of different ordinary shares nominal value £1 per share (each, an “Ordinary Share”) held by them), as his proxy to exercise all or any of his rights to attend, speak and vote at the meeting. For information on appointing a proxy, see our Frequently Asked Questions about the AGM.

Items of Business

1.	To elect, by separate resolutions, each of the following nine (9) directors for a term expiring at the AGM to be held in 2019:
a.	Mr. Francesco Bianchi
b.	Mr. William A. Kozy
c.	Mr. Damien McDonald
d.	Mr. Daniel J. Moore
e.	Mr. Hugh M. Morrison
f.	Mr. Alfred J. Novak
g.	Dr. Sharon O’Kane
h.	Dr. Arthur L. Rosenthal
i.	Ms. Andrea L. Saia
2.	To approve, on an advisory basis, the frequency of US Say-on-Pay votes (“US Say-on-Frequency”)
3.	To approve, on an advisory basis, LivaNova’s compensation of its named executive officers (“US Say-on-Pay”)
4.	To ratify PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC USA”) as the Company’s independent registered public accountancy firm
5.	To approve, on an advisory basis, the UK directors’ remuneration report in the form set out in the Company’s UK annual report and accounts (“UK Annual Report”) for the period ended December 31, 2017
6.	To approve the LivaNova Global Employee Share Purchase Plan
7.	To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2017, together with the reports of the directors and the auditors thereon
8.	To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership registered in England with company number OC303525 (“PwC UK”), as the Company’s UK statutory auditor
9.	To authorize the directors and/or the Audit and Compliance Committee to determine the UK statutory auditor’s remuneration

Review your proxy statement and vote in one of five ways:
In advance:			At the meeting:

INTERNET www.envisionreports.com/ livn or as directed by your broker,as the case may be	BY TELEPHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope	IN PERSON Attend the AGM in Houston, TX. See pages 56-59 for instructions on how to attend	VIRTUAL Attend virtually at www.meetingcenter.io/ 239829366 (password: LIVN2018)
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

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How to Vote

You may vote at the AGM, either in person, or virtually at www.meetingcenter.io/239829366 (password: LIVN2018). Please see our Frequently Asked Questions About the AGM for detailed information on how shareholders of record, beneficial holders and CDI holders may attend and vote at the AGM either in person or virtually. All attendees in person must present government-issued identification.

You may also vote in advance of the meeting. Depending on whether you are a shareholder of record, a beneficial holder or a CDI holder, you will be able to do so by post, via the internet or by telephone. Please see our Frequently Asked Questions About the AGM.

Section 527 Notice - Website Materials

Under section 527 of the Companies Act 2006, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act 2006. Where the Company is required to place a statement on a website under section 527 of the Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act 2006 to publish on a website.

By order of the Board of Directors,

Catherine Moroz

Company Secretary

April 30, 2018

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Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the US federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets. These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in our periodic reports on file with the SEC. The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

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Proposal 1     Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board of Director’s (the “Board”) established process for director selection begins with an assessment of our strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as director collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.

The Board is unclassified and pursuant to our Articles of Association, the terms of all incumbent director nominees will expire at this AGM.

You are being asked to vote, by separate resolutions, on the election of the following nine director nominees, each for a one year term. Election is by a majority of the votes cast in an uncontested election such as this one. Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 8.

DIRECTOR NOMINEES
Francesco Bianchi	Alfred J. Novak
William Kozy	Sharon O’Kane, Ph.D.
Damien McDonald	Arthur L. Rosenthal, Ph.D.
Daniel J. Moore	Andrea L. Saia
Hugh M. Morrison

Vote Required

In an uncontested election such as this year’s, to be elected, each director nominee will require the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE DIRECTOR NOMINEES.

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The Board of Directors

Our Articles of Association provide that the number of directors shall be nine unless otherwise decided by the Board. Currently, the Board is composed of eight directors as Mr. Stefano Gianotti resigned on and with effect March 23, 2018. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the persons named under Proposal No. 1 to serve as directors until the 2019 AGM or their earlier resignation or removal.

With the exception of Mr. Damien McDonald, our chief executive officer (“CEO”), and Mr. Daniel Moore, our chairman (and previously CEO of one of our legacy businesses until 2015), each of the named nominees is independent under applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), and the US Securities & Exchange Commission (“SEC”) for committee memberships. If re-elected, Mr. Moore will continue to serve as the Company’s non-executive chairman of the Board.

Board Qualifications and Director Selection

The selection process for directors is set out in our Corporate Governance Guidelines and in the charter of the Nominating and Corporate Governance Committee. Both of these documents are available at www.investor.livanova.com. The charter authorizes the Nominating and Corporate Governance Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:

•	a high ethical behavior;
•	accomplishments within their respective fields;
•	relevant business and financial expertise and experience;
•	sound business judgment; and
•	diversity, including in respect to gender, race/ethnicity, geography, professional experience, skills and tenure.

Our Articles of Association stipulate that directors must be able to understand and speak English sufficiently to be able to participate fully in all meetings of the Board.

The Board has not introduced term or age limits. While term limits could help ensure that fresh ideas and viewpoints are available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee reviews each director’s continued tenure on the Board annually.

For the purposes of the 2018 AGM, the Nominating and Corporate Governance Committee started a process in mid-2017 during which it conducted a skills gap analysis and considered that analysis in the context of the Company’s strategic plan in order to identify skills and expertise required to lead the Company now and in the future. It also considered the results of the Board and its committees’ annual self-assessments at year end to identify any further lacunae and ultimately to determine the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) for director nominees at the 2018 AGM. Subsequently, the committee engaged an executive search firm to conduct a search (which search included receiving nominations from board members and members of the executive team) and to assist with the evaluation of the candidates. The Nominating and Corporate Governance Committee then assessed all current directors who expressed an interest in being re-nominated as well as potential new candidates evaluated by the executive search firm and made its recommendation to the Board in 2018. No shareholder nominees were submitted for consideration.

The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating and Corporate Governance Committee or shareholder recommendations, provided that the procedures set forth below and the full procedures identified in our Corporate Governance Guidelines are followed.

Although we do not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. We do not have such a policy because the Nominating and Corporate Governance Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.

Nominees for consideration by the Nominating and Corporate Governance Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM for the previous year. The written request must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as nominee and to serve as a director if elected. In addition, the request must include:

•	the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;
•	the class and number of shares beneficially owned by the nominating shareholder(s);
•	a description of all agreements, arrangements and understandings between such shareholder(s) (other than where the shareholder is a depositary, as defined under the Articles), each proposed director nominee and any other person or persons (including their names) in connection with the nomination of a director;

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•	any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and
•	to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the director candidate.

Additionally, under sections 338 and 338A of the Companies Act 2006, shareholders meeting the threshold requirements in those sections may require us (i) to include a resolution in its notice of AGM or (ii) require us to include any matter (other than a proposed resolution) in the business to be dealt with at the AGM. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by the Company at the Office of the Company Secretary at 20 Eastbourne Terrace, London W2 6LG, United Kingdom at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.

From time to time, the Nominating and Corporate Governance Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as other possible candidates.

Board Diversity and Director Tenure

As enshrined in the charter of the Nominating and Corporate Governance Committee, the Board and Company are focused on ensuring a diverse Board. In 2017, the nine person Board consisted of the following:

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Background Information Regarding Directors and Director Nominees

FRANCESCO BIANCHI
INDEPENDENT Age 61 Director since: 2015

Biography:

Mr. Bianchi serves as Chairman at Seven Capital Partners S.r.l.. From 2015 until its merger with Cyberonics, Inc. (“Cyberonics”), Mr. Bianchi served on the board of directors of Sorin S.p.A. (“Sorin”). Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions such as JPMorgan Chase (Paris), Morgan Grenfell (Milan), Citi (London) and Bankers Trust (Milan), where he served in various positions including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

Skills and Qualifications:

•  financial expertise

•  extensive professional background working in strategy and mergers and acquisitions

Current Directorships:

•  Seven Capital Partners S.r.l.

Former Directorships Held During the Past 5 Years:

•  Sorin S.p.A.

STEFANO GIANOTTI
INDEPENDENT Age 55 Director since: 2015

Biography:

Mr. Gianotti is the chief executive officer of KYMCO Motor Italia. He earned a Bachelor in Accounting from Istituto Tecnico G. Abba. On March 23, 2018 (as filed on a Form 8-K with the SEC dated March 26, 2018). Mr. Gianotti resigned from the Board and his role on the Nominating and Corporate Governance Committee with immediate effect in order to pursue his other business interests.

Skills and Qualifications:

•  management experience

•  extensive financial background

Current Directorships:

•  KYMCO Motor Italia-KMI S.r.l.

•  Padana Sviluppo S.p.A

•  Calisio S.p.A.

•  Association of Former Shareholders of Banca Lombarda e Piemontese

Former Directorships Held During the Past 5 Years:

•  Banco di Brescia S.p.A

•  Banca Popolare di Bergamo S.p.A

•  Mittel S.p.A.

•  UBI Assicurazioni

•  Cattolica Investimenti S.p.A.

WILLIAM A. KOZY
INDEPENDENT Age 66 Director Nominee in 2018

Biography:

Mr. Kozy has had a career spanning more than 40 years with global medical technology company, Becton, Dickinson and Company. From 2011 until his retirement in 2016, Mr. Kozy was Executive Vice President and Chief Operating Officer at Becton, Dickinson and Company. During his time at Becton, Dickinson and Company, Mr. Kozy was responsible for all worldwide businesses of the company with leadership emphasis on profitable revenue growth and talent development. Mr. Kozy graduated cum laude from Kenyon College in 1974.

Skills and Qualifications:

•  extensive management experience in the medical technology industry

•   broad experience in global strategy, manufacturing, M&A, ERP systems, and technology/product development

Current Directorships:

•  Cooper Companies, Inc.

•  Hackensack Meridian Health Board

•  Franciscan Sister of the Poor

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DAMIEN MCDONALD
Age 53 Director since 2017

Biography:

Mr. McDonald is the CEO and an executive director of LivaNova, a role he has occupied since January 1, 2017. Mr. McDonald served as Chief Operating Officer of LivaNova from October 3, 2016 through December 31, 2016. Prior to joining us, Mr. McDonald held several senior roles in the global life sciences sector. Most recently, Mr. McDonald was Group Executive and Corporate Vice President at Danaher Corporation (“Danaher”). From 2013 until 2016, he served as Group President, Professional Consumables at Danaher. During his tenure at Danaher, he was responsible for, among other things, 13 operating plants in Europe and the Americas and over 3,200 employees globally. From 2011 to 2013, Mr. McDonald served as Group President of Kerr Corporation, a subsidiary of Danaher, where he was responsible for a dental consumables business with operations in the United States, Mexico, Switzerland, Italy and the Czech Republic. In 2010, Mr. McDonald undertook special projects for Danaher. From 2007 to 2010, Mr. McDonald was President, Zimmer Spine at Zimmer Holdings, where he was responsible for divisions in the United States and France. From 1999 to 2007, Mr. McDonald occupied various roles with Johnson and Johnson. Mr. McDonald holds bachelor’s degrees in pharmacy and economics from the University of Queensland in Australia, a master’s degree in international economics from the University of Wales, and an MBA from the Institute for Management Development in Lausanne.

Skills and Qualifications:

•  extensive management experience in the medical device and life sciences industries

•  service as CEO of the company

Current Directorships:

•  Avita Medical, an American Stock Exchange-listed company

DANIEL J. MOORE
CHAIRMAN Age 57 Director since: 2015

Biography:

Mr. Moore was appointed as Chairman of LivaNova’s Board in September 2015. From 2007 until the merger of Cyberonics and Sorin in October 2015, Mr. Moore was a member of the board and served as CEO of Cyberonics. Mr. Moore joined Cyberonics from Boston Scientific Corporation, where, since 1989, he held positions in sales, marketing and senior management in the US and in Europe. His last position at Boston Scientific Corporation was President, International Distributor Management. Prior to that role, he held the position of President, Inter-Continental. Mr. Moore earned an Executive MBA from Boston University and a Bachelor of Arts from Harvard College.

Skills and Qualifications:

•  extensive domestic and international sales

•  management and operating executive experience at a diverse, global medical device manufacturer

•  service as the President and CEO of Cyberonics Inc.

Current Directorships:

•  GI Dynamics, Inc.

•  ViewRay, Inc.

•  BrainScope Company, Inc.

•  BioHouston Executive Committee

•  Purdue University’s Weldon School of Biomedical Engineering Advisory Board

•  Epilepsy Foundation of America

Former Directorships Held During the Past 5 Years:

•  Cyberonics, Inc.

•  Topera, Inc.

•  TriVascular Technologies, Inc.

•  Medical Device Manufacturers Association

•  Medical Device Innovation Consortium,

•  Smiling Kids, Inc.,

•  Epilepsy Foundation of Texas

•  Epilepsy Foundation of Texas-Houston

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HUGH M. MORRISON
INDEPENDENT Age 71 Director since: 2015

Biography:

Mr. Morrison has engaged in independent consulting since 2012. Previously, Mr. Morrison served as a non-executive director (November 2006 to January 2007) and as Chairman (January 2007 to October 2015) of the board of directors of Cyberonics until Cyberonics merged with Sorin to form LivaNova in October 2015. From September 2008 through June 2012, he was a Managing Director at Callahan Advisors, LLC, an investment management company. Previously, from 1983 to December 2005, Mr. Morrison served as a director, and from January 1998 to December 2005 as Chairman of the board of directors, of Advanced Neuromodulation Systems, Inc., a publicly-held designer, developer, manufacturer and marketer of advanced implantable neurostimulation devices acquired by St. Jude Medical, Inc. in 2005. Mr. Morrison served as a director of Owen Healthcare, Inc., a publicly held hospital pharmacy management firm, from 1994 until it was acquired in 1996 by Cardinal Healthcare. In addition, Mr. Morrison served as a director of Dow Hickam Pharmaceuticals, Inc., a pharmaceutical manufacturer and marketer, from 1984 to 1991, when the company was sold to Mylan Laboratories, Inc.. From March 1996 to May 2006, Mr. Morrison served as President and Chief Executive Officer, and from January 1998 to May 2006 served as Chairman of the Board of Directors, of Pilgrim Cleaners, Inc., a retail dry cleaning company operating over 100 stores. Mr. Morrison earned a BBA in Accounting from Texas A&M University-Kingsville and is licensed as a Certified Public Accountant.

Skills and Qualifications:

•  extensive board leadership experience in the healthcare sector

•  specific knowledge of neurostimulation device businesses

•  operating executive experience

•  accounting expertise

Current Directorships:

•  Rockport Center for the Arts

Former Directorships Held During the Past 5 Years:

•  Cyberonics, Inc.

ALFRED J. NOVAK
INDEPENDENT Age 70 Director since: 2015

Biography:

Mr. Novak served on the board of directors of Cyberonics from January 2007 to October 2015. From April 2014 until March 2015, Mr. Novak served as President and Chief Executive Officer of Syntheon Cardiology, LLC, an early-stage company developing a percutaneous aortic heart valve. From September 1999 until January 2014, he served on the board of directors of OrbusNeich Medical Technology Company, Ltd., a privately held interventional cardiology company, where he was Chairman and Chief Executive Officer from January 2010 until October 2013. From October 2002 until March 2006, Mr. Novak was the President, Chief Executive Officer and a director of Novoste Corporation, a publicly held interventional cardiology company. In September 1998, he was a founder of Syntheon, LLC, a privately held company that focused on minimally invasive medical devices for the gastroenterology and vascular markets until August 2003. From April 1998 to May 2002, he served as Chairman of the board of directors of ProRhythm, Inc., a privately held company dedicated to the treatment of atrial fibrillation through the use of ultrasound technologies. From December 1998 until October 2002, Mr. Novak was a member of the board of directors of Sutura, Inc., a vascular closure company. Mr. Novak was President, Chief Executive Officer and a director of Biosense, Inc., an electrophysiology company, from July 1996 until January 1998, when it was acquired by Johnson & Johnson. Prior to that time he was employed by Cordis Corporation where he served as Vice President and Chief Financial Officer.

Skills and Qualifications:

•  his broad operating executive experience as Chief Executive Officer and Chief Financial Officer at medical device companies

•  his board of director experience at medical device companies

•  his expertise concerning new product development, regulatory approval and commercialization of medical devices

•  his finance and accounting expertise

Current Directorships:

•  Dova Pharmaceuticals, Inc.

Former Directorships Held During the Past 5 Years:

•  Syntheon Cardiology, LLC

•  OrbusNeich Medical Technology Company, Ltd.

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SHARON O’KANE, Ph.D.
INDEPENDENT Age 50 Director since: 2015

Biography:

Dr. O’Kane is currently an Entrepreneur in Residence at University College Dublin and is on the clinical/scientific advisory board of ScarX Therapeutics Inc., a Canadian biotech company. Dr. O’Kane is an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline and a Commercial Mentor to Queen’s University, Belfast. Previously, Dr. O’Kane was the Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP from 2009 to 2014, and the Chair of the Drug Discovery Advisory Board at the University of Manchester from 2011 to 2013. From 2011 to 2013, she was also a member of the External Business Advisory Board of the Faculty of Life Sciences of the University of Manchester, and from 2010 to 2012, Dr. O’Kane was a non-executive director of Manchester Inward Development Agency and a member of the Operational Board of the Association of Greater Manchester Authorities’ Centre of Excellence. Dr. O’Kane co-founded, and from 1998-2010 was the Chief Scientific Officer and Executive Director of, Renovo Group Plc, a publicly listed UK biotech company. Dr. O’Kane has been a member of the Institute of Directors (IOD) UK since 2002 and IOD Ireland since 2013. Dr. O’Kane earned a Diploma in Company Direction from The Institute of Directors, a Ph.D. in Biomedical Sciences from University of Ulster from which she also obtained a B.Sc (Honours) First Class in Biomedical Sciences.

Skills and Qualifications:

•  extensive experience in the healthcare area in both academic and research capacities

•  her service on the boards of different biotech and healthcare companies

•  her roles as co-founder, Chief Scientific Officer and Executive Director of Renovo Group Plc

•  numerous positions advising healthcare and biotech companies

Current Directorships:

•  Bank End Properties 1 Limited

•  Bank End Properties 2 Limited

Former Directorships Held During the Past 5 Years:

•  IOmet Pharma LTD

•  Drug Discovery Advisory Board at the University of Manchester

•  External Business Advisory Board of the Faculty of Life Sciences of the University of Manchester

ARTHUR L. ROSENTHAL, Ph.D.
INDEPENDENT Age 71 Director since: 2015

Biography:

Dr. Rosenthal has served as a non-executive director on the board of Interface Biologics, Inc., a Toronto-based development-stage company focused on drug delivery devices since 2009. Previously, Dr. Rosenthal served on the board of directors of Cyberonics from January 2007 to October 2015. Since December 2011, Dr. Rosenthal has also served as Chief Executive Officer of EyeCue, Ltd., which he co-founded, a development-stage medical device company working on a guided biopsy for lower and upper gastrointestinal cancer screening. From June 2011 until July 2012, he served as Executive Vice Chairman of Cappella Medical Devices Ltd. (now ArraVasc Ltd.), a development-stage company focused on novel device solutions for coronary artery disease. From June 2009 until June 2011, he served as President and Chief Executive Officer of Cappella, Inc. Dr. Rosenthal served as Chairman, from January 2002, and Chief Executive Officer, commencing in January 2005, of Labcoat, Ltd. until its acquisition by Boston Scientific Corporation in December 2008. From January 1994 to May 2000, he was a Senior Vice President, Corporate Officer, and Chief Development Officer of Boston Scientific Corporation, and from May 2000 until his retirement in January 2005, he was a Senior Vice President, Chief Scientific Officer, and Executive Committee Member of Boston Scientific Corporation. From January 2010 to June 2015, Dr. Rosenthal also served as Professor of Practice in the Biomedical Engineering Department at Boston University. Dr. Rosenthal served as a non-executive director, from 2000 until 2010, and as Chairman of the Remuneration Committee, from 2006 through 2009, of Renovo, Ltd., a UK-based pharmaceutical company that became publicly traded in 2006. Dr. Rosenthal earned a Ph.D. in Biochemistry from the University of Massachusetts and a Bachelor Degree in Bacteriology from the University of Connecticut.

Skills and Qualifications:

•  more than 40 years developing medical device technologies as an individual contributor, technology executive and serial entrepreneur

•  his extensive knowledge of regulatory and compliance requirements pertaining to medical devices

•  his experience with new product development and technology commercialization

•  his experience as an operating executive at a major medical device manufacturer

Current Directorships:

•  Interface Biologics, Inc.

Former Directorships Held During the Past 5 Years:

•  Cyberonics, Inc.

•  Arch Therapeutics, Inc.

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ANDREA L. SAIA
INDEPENDENT Age 60 Director since: 2016

Biography:

Ms. Saia is an accomplished global business leader having held executive positions in the medical devices and consumer products industries with multi-national companies including: Novartis, Unilever, Revlon and Procter & Gamble. From 2008 until 2011, Ms. Saia served as CEO of Ciba Vision, a Novartis company. From 2011 to 2012, she served as Global Head of Alcon’s Vision Care Business Unit, another Novartis company. Additionally, she served as Chief Operating Officer, Chief Marketing Officer, and President Europe, Middle East and Africa of Ciba Vision. Ms. Saia earned an MBA from Northwestern University’s Kellogg Graduate School of Management in Marketing and Finance in 1981, and a Bachelor of Science Degree in Business Administration from Miami University in 1979.

Skills and Qualifications:

•  global operating and leadership experience in medical devices and consumer products

•  her experience on other multi-national boards

Current Directorships:

•  Align Technology, Inc.

•  Farmer Business School at Miami University

Former Directorships Held During the Past 5 Years:

•  Coca Cola Enterprises

There are no family relationships among any of our directors or executive officers.

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Corporate Governance

Director Independence

The Nominating and Corporate Governance Committee of the Board is empowered under its Board-approved charter to make all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors are independent, non-employee directors, and audit committee financial experts.

Under the Nasdaq listing rules, a majority of the members of our Board must qualify as “independent directors”. An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Nominating and Corporate Governance Committee has evaluated, with appropriate recommendation, all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and our independent registered public accounting firm. Based on this evaluation, the Nominating and Corporate Governance Committee has determined that the following individuals, constituting a majority of the members of our Board, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws:

Francesco Bianchi	Sharon O’Kane
William Kozy	Arthur Rosenthal
Hugh Morrison	Andrea Saia
Alfred Novak

In determining that director and chairman of the Board, Mr. Moore, did not meet the applicable independence standards, the Nominating and Corporate Governance Committee considered his prior role as CEO of Cyberonics. The committee noted that under Nasdaq rules, Mr. Moore would not become independent until October 19, 2018, the date three years after the merger of Cyberonics and Sorin created LivaNova.

The Board has also determined that all members of the Audit and Compliance Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules. The Board has further determined that Francesco Bianchi, Hugh Morrison, the chair of the Audit and Compliance Committee and Alfred Novak are “audit committee financial experts,” as defined in Item 407(d)(5) of Regulation S-K.

The Nominating and Corporate Governance Committee has also determined that all members of the Compensation Committee meet independence criteria applicable to compensation committee members under the Nasdaq listing rules as well as certain other requirements set out below.

The Nominating and Corporate Governance Committee’s determinations as to Nasdaq independence, status as a non-employee director for the purposes of Exchange Act Rule 16b-3(b)(1), and an audit committee financial expert for the purposes of Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act are set out in the table below.

Directors	Nasdaq “Independent Director”	Nasdaq Independence for Compensation Committee Purposes	“Non-Employee Director”	Audit Committee Financial Expert
Francesco Bianchi
William Kozy
Damien McDonald
Daniel Moore
Hugh Morrison
Alfred Novak
Sharon O’Kane
Arthur Rosenthal
Andrea Saia

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Board Leadership Structure

The Board is led by our chairman, Mr. Moore, who is not independent by reason of his role as chief executive of Cyberonics prior to its merger with Sorin.

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee shall recommend to the Board, as necessary, a member who shall serve as chairman of the Board. Our guidelines also stipulate that the offices of the chairman and the CEO be separate and that the chairman shall not be an executive officer of the Company. The chairman establishes the agenda for each Board meeting in consultation with the CEO. Each Board member is free to suggest the inclusion of items on the agenda and is also free to raise at any Board meeting subjects that are not on the agenda for that meeting.

The non-management directors meet in private sessions at least quarterly and the chairman is responsible for conducting the meeting of the non-management directors in these executive sessions. The independent directors also meet separately on a regular basis.

Board Role in Risk Management

Oversight

Our Board retains overall responsibility for risk management. In exercising its overall responsibility to oversee the management of our business, it considers risks when reviewing our strategic plan, financial results, merger and acquisition-related activities, legal and regulatory matters and its public filings with the SEC. The Board’s oversight of risk management includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management as well as to review the risks presented by the Company’s annual strategic plan. In addition, the Board uses its committees to assist in its risk oversight responsibility as follows:

•	Audit and Compliance Committee: assists the Board in its oversight of the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The committee periodically discusses our major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from our independent registered public accounting firm as well as with the head of internal audit and the chief compliance officer. The committee also has responsibility for the oversight of the management of cybersecurity risks.
•	Compensation Committee: assists the Board in its oversight of risk relating to our assessment of our compensation policies and practices.
•	Nominating and Corporate Governance Committee: assists the Board in its oversight of risk relating to succession planning and governance structures.

Compensation Risk Management

Our executive compensation program is designed to motivate and reward our executive officers for their performance during the fiscal year and over the long term and for taking appropriate risks toward achieving our long-term financial and strategic growth objectives. The following characteristics of our executive compensation program are designed to reduce the possibility our executive officers, either individually or as a group, make excessively risky business decisions that could maximize short-term results at the expense of long-term value:

•	Balanced Mix of Pay Components. The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four years or based on long-term performance objectives.
•	Bracketed Incentive Awards. Annual cash bonuses can be as little as 0%, but no more than 175%, of target.
•	Stock Ownership Guidelines. Our executive officers and directors are encouraged to comply with guidelines suggesting the ownership of substantial equity positions in our stock.
•	Performance Assessments. Compliance and ethical behaviors are integral factors considered in all performance assessments.

Management conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten the Company. No such plans or practices were identified. The Compensation Committee has reviewed and agrees with management’s conclusion.

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Board, Committee and Shareholder Meetings

Our Board has three standing committees: an Audit and Compliance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is comprised entirely of independent directors, as currently required under the SEC’s rules and regulations and Nasdaq listing standards, and each committee is governed by a written charter approved by the Board. These charters form an integral part of our corporate governance policies, and a copy of each charter is available on our website at www.livanova.com.

The Board held ten meetings in 2017, of which six were regularly scheduled and four were additional meetings. Each of the directors attended at least 75% of the Board meetings and the meetings of the committees of which they were members. We do not have a formal policy on director attendance at our AGM. Only our chairman attended our 2017 AGM in London. For our 2018 AGM, which will be a hybrid virtual meeting, we expect our chairman to attend in person and all other directors to attend virtually.

The following table summarizes (i) the membership of the Board as of December 31, 2017, (ii) the members of each of the Board’s standing committees as of December 31, 2017, and (iii) the number of times each committee met during 2017.

Board as of December 31, 2017	Audit and Compliance Committee	Compensation Committee	Nominating and Corporate Governance Committee
Daniel Moore
(Chairman of the Board)
Hugh Morrison
Arthur Rosenthal
Alfred Novak
Francesco Bianchi
Stefano Gianotti(1)
Sharon O’Kane
Andrea Saia
Damien McDonald
Number of times each Committee Met during 2017	9	11	4

indicates committee chair
(1)	until his resignation on March 23, 2018.

Subject to his re-election at the AGM, Mr. Moore will continue in this role. Our standing committees, consisting only of independent members, meet regularly in executive sessions.

Audit and Compliance Committee

The Audit and Compliance Committee is comprised entirely of independent directors and is governed by a Board-approved charter setting out its responsibilities. Under its charter, the Audit and Compliance Committee’s key responsibilities include:

•	reviewing our consolidated financial statements and internal controls with management and the independent auditors;
•	monitoring actions we take to comply with our internal accounting and control policies as well as external financial, legal and regulatory requirements;
•	monitoring our internal audit functions;
•	reviewing the qualifications and independence of the independent registered public accounting firm (“independent auditors”) engaged for the purpose of auditing our consolidated financial statements and issuing an audit report for inclusion in appropriate regulatory filings; and
•	selecting, subject to required shareholder approvals, our independent auditors and evaluating their performance.

The Audit and Compliance Committee meets at least quarterly with management, the chief compliance officer, internal auditors and the independent auditors in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately. Pursuant to its charter, the committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting or other consultants, to advise it in connection with the exercise of its powers and responsibilities. The committee is also responsible for engaging and providing for appropriate compensation of the independent auditors.

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In 2017, the Nominating and Corporate Governance Committee assessed the members of the Audit and Compliance Committee and determined that each Audit and Compliance Committee member satisfied the standards of independence required by the SEC’s rules and regulations, Nasdaq listing standards and our Corporate Governance Guidelines and that all members of the committee are financially literate. It further determined that each of Messrs. Morrison, Novak and Bianchi qualified as an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. A copy of the Audit and Compliance Committee Charter is available on our website at www.livanova.com.

The Audit and Compliance Committee held nine meetings and never acted by unanimous written consent in the year ended December 31, 2017.

Compensation Committee

The Compensation Committee is comprised entirely of independent directors and is governed by a Board-approved charter setting out its responsibilities. Under its charter, the committee is responsible for, among other things, the following:

•	In respect of the CEO:
• determining and approving his goals related to his compensation
• evaluating the CEO in light of those goals
• determining and approving the CEO’s compensation level based on his performance;
•	determining and approving the compensation of all other executive officers;
•	reviewing and certifying the achievement of any performance goals in respect of long term and short term incentive plans;
•	reviewing and approving incentive compensation plans and equity-based plans and, where required, recommending such plans for shareholder approval;
•	administering (including adopting, amending and terminating) incentive compensation and equity-based plans
•	reviewing and discussing with management the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;
•	submitting to the Board for its approval an annual Remuneration Report to be included in our UK Annual Report;
•	producing a report of the Compensation Committee for inclusion in appropriate United States regulatory filings, as well as in the UK Annual Report;
•	approving employment agreements and severance arrangements or plans in respect of executive officers.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which are then paid by the Company (within any budgetary constraints imposed by the Board). In 2017, the Compensation Committee re-engaged the services of Pearl Meyer and Partners, LLC (“Pearl Meyer”), an experienced compensation consulting firm, to advise the committee on executive compensation matters. Our officers do not discuss compensation matters with Pearl Meyer, except as needed to respond to questions from the consultant. Pearl Meyer does not provide other services for us or any of our officers.

The Nominating and Corporate Governance Committee has determined that each Compensation Committee member satisfies the standards of independence required by the SEC’s rules and regulations, Nasdaq listing standards, and our Corporate Governance Guidelines. A copy of the Compensation Committee Charter is available on our website at www.livanova.com.

The Compensation Committee held eleven meetings and acted by unanimous written consent on three occasions in the year ended December 31, 2017.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised entirely of independent directors and is governed by a Board-approved charter stating its responsibilities. Under the terms of its charter, the committee develops and recommends corporate governance principles and policies to our Board and administers the process for identifying candidates for membership on the Board. This includes developing criteria for Board and committee memberships and recommending and recruiting director nominees.

The Nominating and Governance Committee evaluates the independence and other standards applicable to service on the Board and its committees, including whether each Audit and Compliance Committee member is financially literate and whether there is at least one “audit committee financial expert” within the meaning of SEC Regulation S-K, Item 407(d)(5)(ii). The committee also evaluates and recommends changes as appropriate to Board and committee size, composition and chairmanship and committee structure and administers the process for regular Board and committee self-evaluations. Finally, the committee prepares and recommends, for Board approval, the Company’s CEO succession planning policies and reviews succession planning activities.

The Nominating and Corporate Governance Committee has determined that each of the Nominating and Corporate Governance Committee members satisfies the standards of independence required by the SEC’s rules and regulations,

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Nasdaq listing standards and our Corporate Governance Guidelines. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.livanova.com.

The Nominating and Corporate Governance Committee held four meetings and did not by unanimous written consent in the year ended December 31, 2017.

Governance Policies and Practices

Stock Ownership Guidelines

The Board believes that ownership of our shares by our executive officers and directors will help align their interests with that of our shareholders. On the last day of each year, the market value of our equity held by an executive officer or director is encouraged to be at least:

•	Five times the base salary for the CEO;
•	Three times the base salary for all executive officers, other than the CEO; and
•	Five times the annual cash retainer for all non-employee directors.

Equity ownership used to determine the market value includes all Ordinary Shares, all unvested restricted stock units of our Ordinary Shares and all in-the-money, vested, unexercised stock appreciation rights (“SARs”) (calculated as stock market value, minus exercise price, minus estimated tax expense at a 40% tax rate).

Compliance with our stock ownership guidelines is voluntary; however, an individual’s failure to comply with the guidelines is a factor that is considered by the Compensation Committee in connection with the award of future equity awards to the individual. New directors and officers have five years to acquire an equity position in compliance with the guidelines.

Communication with Directors

Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email and mailing address to send communications relating to the our business to the Board and its members.

Code of Business Conduct and Ethics

The Board has adopted a Corporate Code of Business Conduct and Ethics for all executive officers and other employees, agents and representatives. This code was designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full fair accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code. A copy of the code is available on our website at www.livanova.com. Any change to, or waiver from, the code will be disclosed as required by applicable securities laws.

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Related Party Transactions

We recognize that related person transactions involving the Company present a heightened risk of conflicts of interest or perception thereof. The Board adopted a formal written process for reviewing, approving and ratifying transactions with related persons in October 2015.

Under the policy, any “Related Person Transaction” may be consummated or may continue only if the Audit and Compliance Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy.

For these purposes, a “Related Person” is:

•	a senior officer (which shall include, at a minimum, each executive officer, Section 16 officer and persons discharging managerial responsibilities) or director;
•	a shareholder owning more than 5% of us (or our controlled affiliates);
•	a person who is an immediate family member of a senior officer or director; or
•	an entity that is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of that entity.

For these purposes, a “Related Person Transaction” is a transaction between the Company and any Related Person (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), other than:

•	transactions involving compensation approved by the Compensation Committee;
•	transactions available to all employees generally; and
•	transactions involving less than $50,000 when aggregated with all similar transactions.

The Board has determined that the Audit and Compliance Committee is best suited to review and approve Related Person Transactions. Accordingly, in the event that management recommends a Related Person Transaction, management is required to present the transaction to the Audit and Compliance Committee in advance of entering into the transaction. If management is unable to present the transaction to the Audit and Compliance Committee for approval in advance, management may enter into the transaction preliminarily, subject to ratification by the Audit and Compliance Committee; provided, however, that if the Audit and Compliance Committee does not so approve, management must make all reasonable efforts to cancel or annul the transaction, or if unable to do so, to amend it in a satisfactory manner. The Audit and Compliance Committee may approve or ratify a Related Person Transaction only if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.

The Board recognizes that a member of our management team or a director may be presented with a significant business opportunity that may equally be available to the Company, either directly or via referral. Before the opportunity may be consummated by a Related Person (other than an otherwise unaffiliated 5% shareholder), the opportunity must be presented to the Audit and Compliance Committee for consideration. The Audit and Compliance Committee, in its discretion, may present the opportunity to the Board for consideration.

In the year ended December 31, 2017, there were no related party transactions.

Succession Planning

Succession planning is a top priority for the Board and our management team, with the objective of having a pipeline of leaders for the immediate and long-term future. The Board and management take a proactive approach to achieve this objective. The Board has delegated to the Nominating and Corporate Governance Committee, pursuant to the committee’s charter, the responsibility for CEO and senior management succession planning. The committee is tasked with doing so in the context of the challenges and opportunities facing us, of the skills and expertise likely to be required by us in the future and of the benefits of diversity in its widest sense.

These processes enable the Board to address both long-term, planned occurrences, such as retirement or change in roles, as well as short-term unexpected events. Similar processes, led by the relevant management team, occur within each of our franchises and functions.

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Environmental, Sustainability and Corporate Social Responsibility

Corporate responsibility and sustainability are integral to LivaNova and guide our actions as a company. We have always focused on delivering strong financial results, but we are committed to doing so in a way that respects the communities and environments in which we operate. In 2017, we initiated an engagement in a dialogue with investors around their growing interest in environmental, social and governance (“ESG”) performance and the impact on financial results. The Board has increased its own involvement in the ESG arena by enshrining such matters in the revised charter of the Nominating and Corporate Governance Committee which now formally maintains oversight for these issues.

Availability of Governance Documents

Our Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on our website and in print to any shareholder who requests any of these. To access these documents from our website, go to www.livanova.com, select “Investor Relations” from the drop-down menu, then click on the “Corporate Governance” link located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.

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Proposal 2     Advisory (Non-Binding) Vote on How Frequently Shareholders Should Vote to Approve Compensation of the Named Executive Officers (Say on Frequency)

In addition to providing shareholders with the opportunity to cast a “say on pay” advisory vote on the compensation of our Named Executive Officers (“NEOs”) (see Proposal No. 3), in accordance with SEC rules, we are also providing our shareholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs in the future. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. Under this proposal, our shareholders may indicate whether they would prefer to have an advisory vote on executive compensation every 1 year, 2 years, or 3 years. The Compensation Committee and the Board believe that the advisory vote on executive compensation should be conducted every year because it will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between us and our shareholders on the compensation of our NEOs. Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “1 year,” “2 years,” “3 years,” or “abstain.” The say on frequency vote is advisory, and therefore not binding on us, the Board, or the Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by shareholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future advisory votes on compensation of our NEOs.

Vote Required

The advisory vote regarding the frequency of the shareholder vote described in this proposal shall be determined by the option (every 1 year, 2 years or 3 years) receiving the most votes. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” A FREQUENCY OF EVERY 1 YEAR

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Proposal 3     Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

Our shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of our NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the Compensation Committee.

Although the vote is non-binding, the Compensation Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and in “Executive Compensation” sections of the proxy statement, our NEOs are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. Our compensation policies and decisions are focused on pay-for-performance.

We are requesting your non-binding vote to approve the compensation of our NEOs in 2017 as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required

The advisory vote regarding approval of the compensation of our NEOs requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOS IN 2017 AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES, AND NARRATIVE DISCUSSION.

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Executive Compensation

Compensation Discussion & Analysis

This Compensation Discussion and Analysis describes our executive compensation programs for the year ended December 31, 2017, which we refer to as 2017 or the reporting period, and explains how the Compensation Committee of the Board made its compensation decisions for our named executive officers.

Selected Performance Highlights

•	In May 2017, we acquired the remaining outstanding interests in Caisson Interventional, LLC (“Caisson”), in support of our strategic growth initiatives. Based in Maple Grove, Minnesota, Caisson was a privately held clinical-stage medical device company focused on the design, development and clinical evaluation of a novel TMVR implant with a fully transvenous delivery system.
•	In June 2017, the FDA approved our VNS Therapy system for Drug-Resistant Epilepsy in children as young as four years old.
•	In September 2017, we received FDA 510(k) clearance for the US market launch of our Optiflow arterial cannulae family of products. Optiflow aortic arch cannulae provide improved hydrodynamics with a novel dispersive tip design that improves blood flow characteristics resulting in reduced wall shear stress (WSS) profiles.
•	In October, 2017, we received FDA approvals for the latest VNS Therapy System, which consists of the SenTiva™ implantable generator and the next-generation VNS Therapy Programming System for the treatment of patients with drug-resistant epilepsy. SenTiva is the smallest and lightest of our responsive therapies for epilepsy. The new VNS Therapy programming system features a wireless wand and new user interface on a small tablet. Together, the components offer patients with drug-resistant epilepsy a physician-directed customizable therapy with smart technology and proven results to reduce the number of seizures, lessen the duration of seizures and enable a faster recovery.
•	In November 2017, we announced that we had entered into a binding LOI for the sale of our CRM Business Franchise to MicroPort Scientific Corporation for $190 million in cash, a divestiture that we expect to close in the second quarter of 2018.
•	In December 2017, we entered into an agreement to acquire ImThera Medical, Inc., a privately held company focused on neurostimulation for the treatment of OSA. The acquisition closed in January 2018.

Shareholder Engagement and Consideration of Prior Year’s Say on Pay Vote

We are committed to engagement with our shareholders on executive compensation and corporate governance matters and are committed to reviewing all shareholders feedback.

Under English company law, we are obliged to adopt a remuneration policy (the “Remuneration Policy”) in respect of our directors, including our CEO, who is also a director. The Remuneration Policy received the support of 87.8% of the shareholders in 2016 and remains in force until the 2019 AGM.

Our first “Say on Pay” advisory vote will occur at this year’s AGM, and we will also have an advisory vote in respect of the UK directors’ remuneration report. The Compensation Committee of the Board will take into account each of these when setting and evaluating executive compensation.

Executive Compensation Philosophy

Working with its compensation advisor, Pearl Meyer, our Compensation Committee developed in 2016 a compensation philosophy that is reflected in the compensation decisions made by the committee in 2017. Our executive compensation program aims to recruit and retain key executive officers responsible for our success and to help motivate these officers to enhance long-term shareholder value. To achieve these ends, the Compensation Committee’s executive compensation decisions are based on the following principal objectives:

•	Providing a competitive compensation package that attracts, motivates, and retains talented executive officers with the skills and experience to ensure our long-term success.

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We have included multiple pay and reward vehicles that work together to achieve our overall compensation objectives. These vehicles deliver a competitive package that focuses on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.
•	Rewarding individual performance while ensuring a meaningful link to our operational performance and shareholder interests. A substantial portion of each executive officer’s compensation is based on the collective performance of our management team, as measured by the achievement of specific, key company objectives. The emphasis on overall performance is designed to focus our executive officers, working as a team,on a common purpose, using shared performance standards aligned with shareholder interests.
•	Balancing the components of compensation so that short-term (annual) and long-term performance objectives are recognized. Our success depends on our executive officers being focused on the critical strategic and tactical objectives, both short-term and long-term, that lead to our success as a company. The components of our compensation package, coupled with the performance objectives, align our executive compensation with our business objectives. The design of the program, the selected performance objectives, and the timing of awards and payouts are all intended to drive business performance and increase shareholder returns.

Participants in Executive Compensation Design and Decision-Making Process

Role of the Compensation Committee

The Compensation Committee has authority to determine and approve the corporate goals and objectives applicable to the compensation of the CEO and to assess the CEO’s performance annually in light of these goals and objectives and then to determine and approve the CEO’s compensation level based on this evaluation. The CEO is not present during discussions about his own compensation.

The Compensation Committee also has authority to determine and approve the compensation of all other executive officers. The committee is also entrusted with reviewing and approving incentive plans and equity-based plans that apply on a broader basis but which could also apply to the CEO and other executive officers.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which we then pay. Our executive officers do not discuss compensation matters with the Compensation Committee’s consultant, except as needed to respond to questions from the consultant or to understand the data underlying the consultant’s reports. The Compensation Committee’s consultant does not provide other services for us or any of our executive officers or other employees. When making compensation decisions in 2017, our Compensation Committee considered advice and data provided by Pearl Meyer.

Role of Executive Officers

Our Compensation Committee works with our executive management team, including our CEO and our chief administrative officer, to oversee our executive compensation programs.

Our CEO plays a key role in the process by:

•	recommending, at the beginning of the year, the performance objectives for our annual Short-Term Incentive Plan (“STIP”);
•	recommending adjustments to annual base salaries and the target amount under our STIP for our executive officers;
•	recommending, at the beginning of the year, equity incentive awards for our executive officers;
•	preparing, at the end of the year, an evaluation of each executive officer and a self-evaluation; and
•	preparing, at the end of the year, an analysis of performance objective achievements and recommending annual bonus amounts for each executive officer.

Our chief administrative officer assists the CEO and the Compensation Committee by analyzing the compensation benchmark report prepared by the Compensation Committee’s consultant and by recommending to the CEO compensation adjustments for our executive officers, assembling financial and other data in respect of performance objectives, and by negotiating compensation for new and newly promoted executive officers (subject to Compensation Committee approval), as well as separation arrangements in respect of departing executive officers.

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Executive Compensation Program Design

In this Compensation Discussion and Analysis, we provide an overview and analysis of the compensation awarded to or earned by our NEOs identified in the Summary Compensation Table in respect of the year ended December 31, 2017. Our NEOs for the year ended December 31, 2017 consist of our principal executive officer, our principal financial officer as of December 31, 2017, our former principal financial officer, who served until May 31, 2017 and our other three executive officers on December 31, 2017, as well as an additional person who served as an executive officer during 2017, but whose employment was terminated prior to December 31, 2017 (collectively “NEOs”). Our named executive officers in respect of the year ended December 31, 2017 are:

DAMIEN MCDONALD	Chief Executive Officer (CEO) and Director
THAD HUSTON	Chief Financial Officer (CFO) (Effective May 20, 2017)
VIVID SEHGAL	Chief Financial Officer (CFO) until May 19, 2017 and then left the organization on May 31, 2017
DAVID WISE	Chief Administrative Officer from February 9, 2017 and prior to that Senior Vice President, Human Resources and Information Technology
KEYNA SKEFFINGTON	Senior Vice President and General Counsel (Effective June 12, 2017)
DOUGLAS MANKO	Chief Accounting Officer
BRIAN SHERIDAN	Senior Vice President, General Counsel and Company Secretary until February 8, 2017; his employment relationship with us was terminated on June 30, 2017, and he began to serve in a self-employed consultant capacity thereafter.

In 2017, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective described further below.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program (other than for our CEO who, as a director, is subject to the shareholder-approved Remuneration Policy). We intend to continue to evaluate the mix of base salary, STIP compensation and Long-Term Incentive Plan (“LTIP”) compensation to appropriately align the interests of our NEOs with those of our shareholders.

Base Salary

The annual base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salaries help balance the incentive portions of the compensation program and thereby provide stability and reduce the incentive for excessive risk-taking. The Compensation Committee reviews base salaries at the beginning of the year. In establishing base salaries, it considers the following factors:

•	individual performance during the recently concluded financial year and potential future contribution;
•	responsibilities, including any recent changes in those responsibilities;
•	level of expertise and experience of the NEO compared to that required for a position;
•	strategic importance of a position;
•	internal pay equity among positions; and
•	competitive benchmarking data.

Each of the NEOs, other than Messrs. Wise and Manko, is or was party to an employment agreement that provides for a specified base salary. That base salary is generally reviewed annually and serves as the baseline from which the calculations of certain other elements of compensation are made (e.g. under the STIP, pension, and in some instances, LTIP). The cash paid as base salary in 2017 for each of the NEOs is disclosed in the Summary Compensation Table.

Short-Term Incentive Plan

Our STIP is an annual cash-based incentive bonus plan, which is an important component of our total compensation program. It provides incentives that compensate our executive officers for achieving objectives intended to enhance shareholder value. It also promotes retention of our NEOs.

Under the Remuneration Policy, our CEO can (subject to the Compensation Committee’s approval) earn a maximum of 200% of his base salary in bonuses, if he achieves at least 150% of the relevant performance objectives. Bonuses are based on performance over the calendar year, which is also our financial year, and are generally paid in April of the following year after completion of the audit of our annual financial statements.

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Long-Term Incentive Plan

The purpose of our LTIP is to promote the success and enhance our value by linking the individual interests of our NEOs to those of our shareholders by providing such individuals with an incentive for outstanding performance to generate superior returns to our shareholders. The plan also provides flexibility as we seek to motivate, attract and retain the services of the NEOs upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.

Health and Welfare

In order to attract and retain executive officers with the capability of driving and executing our corporate strategy, we need to provide a range of benefits competitive to the benefits they would receive if they were to work for one of our competitors.

Benefits may vary, depending on the personal choices, country of residence and situation of the executive officer.

How We Establish Executive Compensation Levels

In making executive compensation determinations, we rely on several factors to set compensation elements and compensation targets consistent with our executive compensation program objectives. We applied these factors, to the extent available, in 2017. These factors include:

Assessment of Individual Performance

Individual performance has a strong impact on compensation.

•	CEO. The Compensation Committee meets with our CEO at the beginning of the year to agree on the CEO’s performance objectives for the year. At the end of the year, the Compensation Committee and the chairman of the Board meet in executive session to assess the CEO’s performance against his performance objectives, his contribution to our company’s performance, his ethics and integrity and other leadership attributes.
•	Other Executive Officers. For all other executive officers, the Compensation Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the executive officers. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to our company’s performance, ethics and integrity and other leadership accomplishments.

Assessment of Company Performance

The Compensation Committee establishes specific, objectively-measurable company performance objectives that the Board, the Compensation Committee and management believe will help drive shareholder value. Achievement or not of the performance objectives determines substantially all of the payouts under the short-term incentive plan and the lapsing or not of forfeiture restrictions on performance-based equity incentive awards.

Benchmarking Analysis

The Compensation Committee reviews peer-group data as a market check for compensation decisions, but does not base compensation targets on peer-group data alone.

•	Individual Competitiveness. The Compensation Committee compares the overall pay of individual executives to the most relevant benchmarking data available from its independent advisor, Pearl Meyer. The executive’s pay is driven primarily by individual and company performance, as well as internal pay equity. The peer group data is used as a market check to compare individual pay to the broad middle range (25th to 75th percentile) of peer group pay. The Compensation Committee typically seeks to maintain base salary toward the middle of peer group pay, but will permit annual bonuses and long-term equity incentive awards to approach the upper end of the broad middle range when justified by individual and company performance.
•	Peer Group. The Compensation Committee used the survey data from a peer group of companies, as well as proprietary custom survey data, to benchmark its compensation decisions in 2017. The Peer Group consisted of 17 companies (the “2017 Peer Group”) recommended by the Compensation Committee’s independent compensation consultant, Pearl Meyer, as follows:

Alere Inc.	Intuitive Surgical, Inc.
Align Technology, Inc.	Masimo Corporation
CONMED Corporation	Merit Medical Systems, Inc.
Edwards Lifesciences Corporation	Nuvasive, Inc.
Globus Medical, Inc.	ResMed Inc.
Greatbatch, Inc.	Teleflex Incorporated
Hill-Rom Holdings, Inc.	The Cooper Companies, Inc.
Hologic, Inc.	Varian Medical Systems, Inc.
Integra LifeSciences Holdings Corporation

•	Overall Competitiveness. The Compensation Committee uses aggregated market data as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies.

UK Remuneration Policy

For our CEO, who is also a director, the Compensation Committee must ensure that any compensation plan it approves for our CEO is consistent with our shareholder-approved UK Remuneration Policy, which continues to have effect until our 2019 AGM, when a new Remuneration Policy will be presented to shareholders for their approval.

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2017 Compensation Decisions

•	In February, the Compensation Committee approved the performance goals and compensation package for Damien McDonald, our only executive director. The Compensation Committee also approved the 2017 short-term incentive plan applicable to our executives, including Mr. McDonald and appointed Pearl Meyer as compensation advisor to the Committee for the 2017 financial reporting year.
•	In April, the Compensation Committee approved the bonuses payable under the 2016 STIP for the Company’s executive officers, which included the Company’s former CEO, Mr. André-Michel Ballester.
•	In May, the Compensation Committee approved annual equity awards under our long-term incentive plan to our executives and employees, including Mr. McDonald.
•	In July, the Compensation Committee approved a procedure to verify the achievement of equity award objectives based on Company or market performance. The verification procedure will apply going forward to all awards made to our executive officers and other employees and consultants.
•	In October, the Compensation Committee approved a policy to standardize the dates on which it grants equity awards to executive officers by limiting the grant dates to March 15, June 15, September 15 and December 15 of each year.

2017 Short-Term Incentive Plan (the “2017 STIP”)

2017 Short-Term Incentive Plan Design

Each NEO with the exception of Mr. Sheridan was eligible for a cash award under the 2017 STIP at a target percentage of his or her base salary. These are set out below:

Named Executive Officer	Target Percentage
Damien McDonald	100%
Thad Huston	90%
Vivid Sehgal	75%
David Wise	70%
Keyna Skeffington	55%
Doug Manko	40%

Payments under the 2017 STIP were made to the NEOs in April 2018, with the exception of Mr. Sehgal, who received a prorated amount of his 2017 bonus in the month following the termination of his employment relationship and Mr. Sheridan.

The 2017 STIP included the following objectives, each weighted at the percentages in the table below. Payment of the target bonus amount to each of our NEOs was subject to our achievement of certain financial objectives and, with the exception of our CEO, each NEO’s achievement of one or more talent or other individual objectives, as follows:

	Group Financial Objectives
	Adjusted	Adjusted	Talent	Individual
	Net Sales	Net Income	Objective	Objectives
Damien McDonald	60%	40%
Thad Huston	45%	35%	20%
David Wise	45%	35%	20%
Keyna Skeffington	45%	35%	20%
Doug Manko	15%	25%	9%	51%

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The funding for each financial objective is scaled for underachievement and overachievement of the objective, as follows:

In the event that we failed to achieve all Group financial objectives applicable to any participant, that participant was nonetheless eligible to receive a payment for the portion of the participant’s short-term incentive payment based on the Group objectives if shareholder value, as measured by our share price on Nasdaq, increased by at least a threshold amount, as follows:

•	If the closing share price (the “Measure Price”) on March 1 was at least $57.50, the participant was entitled to receive at least 50% of the portion of the participant’s short-term incentive payment based on Group financial objectives;
•	If the Measure Price was at least $67.50, the participant was entitled to receive 100% of the portion of the participant’s short-term incentive payment based on Group financial objectives; or
•	If the Measure Price fell between $57.50 and $67.50, the participant was entitled to receive a portion of the participant’s short-term incentive payment based on Group financial objectives equal to the sum of 50% and that portion of 50% determined by linear interpolation (the difference between the Measure Price and $57.50, divided by $10.00 and then multiplied by 50%).

The table below shows the minimum and maximum achievement of the target short-term incentive payment under the 2017 STIP.

	Minimum	Maximum
Damien McDonald	0%	175%
Thad Huston	0%	160%
David Wise	0%	160%
Keyna Skeffington	0%	160%
Doug Manko	0%	130%

The Compensation Committee selected adjusted net sales and adjusted net income as appropriate performance measures because they are the financial metrics that are most widely used by management, the Board, investors, and analysts to evaluate the performance of our business. In addition, each executive officer’s performance contributes directly or indirectly to the attainment of these objectives, and the majority of the bonuses are paid only to the extent that we meet these objectives.

Both of these performance measures for the 2017 STIP are non-GAAP financial measures. Adjusted net sales at comparable currency exchange rates is calculated as the consolidated Company net sales in US dollars, adopting the fixed exchange rates used for the budget to translate sales in currencies different from US dollars. Adjusted net income for the 2017 LTIP is calculated as net income, plus or minus non-GAAP adjustments (net of tax impact), which the plan described as adjustments used to determine the adjusted net income reported in our February 28, 2018 press release describing our full-year financial results.

2017 Short-Term Incentive Plan Payout

Our 2017 adjusted net sales was $1,241.7 million in respect of a target of $1,263.6 (98.3%), and adjusted net income was $171.8 million in respect of a target of $169.4 million (103.1%). Accordingly, the 2017 short-term incentive would have resulted in a 93.3% pay-out under the terms of the plan approved by the Compensation Committee at the outset of 2017.

Due to the anomalous performance of our Cardiac Rhythm Management franchise (“CRM”) as compared to our overall performance in 2017 and due to the focus in 2017 on the sale of CRM to a third party (a binding letter of intent was announced in November 2017), however, the Compensation Committee exercised its discretion to exclude the financial performance of CRM from the calculations. In light of the extent of management’s achievement and the Company’s overall performance in 2017, the Compensation Committee made an incremental adjustment to payouts under the 2017 STIP as reflected in the table below.

		2017 Annual Bonus	2017 Annual Bonus
	Target Bonus	(Per 2017 STIP)	(As Approved)	Percentage	Adjusted
Named Executive Officer	Percentage	($)(1)	($)(1)	Change	Payout %(2)
Damien McDonald	100%	$791,453	$848,095	7.2%	100%
Thad Huston	90%	$257,091	$269,641	4.9%	100.1%
David Wise	70%	$290,802	$304,996	2.3%	100.1%
Keyna Skeffington	55%	$112,898	$118,408	4.9%	100.1%
Doug Manko	40%	$116,721	$119,460	4.9%	99%
(1)	For Messrs. McDonald and Huston and Ms. Skeffington, amounts were determined based on an exchange rate of $1.00 =1.28864 per British Pound reflecting the applicable period average published rate from the OANDA Corporation currency database between January 1, 2017 and December 31, 2017.
(2)	Mr. Sehgal left the Company on May 31, 2017; as part of his settlement agreement, he received 100% of his prorated bonus for 2017.

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2017 Long-Term Incentive Plan (the “2017 LTIP”)

We do not currently have a formal policy governing equity-based awards granted to our executive officers, other than the Remuneration Policy applicable to our CEO.

We typically grant equity awards under the LTIP for our executive officers on the same date we grant annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, on a later date. Prior to October 2017, we always granted awards during one of our open trading windows. On October 24, 2017, our Compensation Committee approved quarterly grant dates (March 15, June 15, September 15 and December 15). All LTIP awards after this date will be made on one of the stated dates.

2017 LTIP Design

The 2017 LTIP awards were granted to all 2017 NEOs, in 2017 other than Messrs. Sehgal and Sheridan.

Messrs. McDonald, Wise and Huston received the following equity awards (Award Value at Grant calculated as closing share price on the Nasdaq Stock Market on the grant date multiplied by the number of units granted).

2017 Equity Awards
Value at Grant
Damien McDonald	$4,000,000
Thad Huston	$1,500,000
David Wise	$787,500

Their awards have the following structure:

Type of Award	Weighting	Vesting Schedule
Restricted Stock Units (“RSUs”)	25%	Vest 25% per year over four years on the first four anniversaries of the grant date
Market-Based RSUs	75%	Vest 25% per year over four years on March 1, 2018 and each of the first three anniversaries of March 1, 2018, if and to the extent that the following conditions are met:
		• If the closing share price on the Nasdaq Stock Market on March 1, 2018 (the “Measure Price”) is less than $57.50, all RSUs will lapse and be forfeited;
		• If the Measure Price is equal to $57.50, one-third of the RSUs will be eligible for vesting;
		• If the Measure Price is equal to or greater than $67.50, all of the RSUs will be eligible for vesting;
		• If the Measure Price falls between $57.50 and $67.50, the number of RSUs eligible for vesting will be equal to the sum of (i) one-third of the RSUs, plus (ii) that portion of the remaining two-thirds of the RSUs determined by linear interpolation (the difference between the Measure Price and the $57.50, divided by $10.00, and then multiplied by the number constituting two-thirds of the RSUs).

The Compensation Committee decided on one-year market condition to focus management on the need for an immediate response to our poor financial and stock performance in 2016.

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Mr. Manko received on May 5, 2017 an equity award having a total value at grant date of $334,260 in SARs and performance-based RSUs. The grant of performance-based RSUs is tied to Mr. Manko’s strategic role in the integration of a global accounting process and system for LivaNova. The award had the following structure.

Type of Award	Weighting	Vesting Schedule
SARs	50%	Vest 25% per year over four years on the first four anniversaries of the grant date.
Net Sales RSUs	25%	Vest 25% per year over four years on the second day after the Company announces its 2017 financial results (March 1, 2018) and each of the first three anniversaries of March 1, 2018, if and to the extent that the following conditions are met:
		• If the adjusted net sales, as reported in the Company’s press release announcing its 2017 full-year financial result, at the budgeted currency exchange rates, excluding the impact of acquisitions and divestitures (“Adjusted Net Sales”), is less than 95% of $1,263.6 million (“Target Net Sales”), all Net Sales RSUs shall lapse;
		• If Adjusted Net Sales is equal to 95% of Target Net Sales, 50% of the Net Sales RSUs will vest;
		• If Adjusted Net Sales is between 95% and 100% of Target Net Sales, Net Sales RSUs that vest shall be equal to the sum of (i) 50% of Net Sales RSUs and (ii) that portion of 50% of Net Sales RSUs determined by linear interpolation between 95% and 100% of Target Net Sales;
		• If Adjusted Net Sales is equal to 100% of Target Net Sales, 100% of the Net Sales RSUs will vest.
		• If Adjusted Net Sales is greater than 100% of Target Net Sales, Net Sales RSUs that vest shall equal the sum of (i) 100% of Net Sales RSUs and (ii) that portion of 75% of Net Sales RSUs determined by linear interpolation between 100% and 125% of Target Net Sales.
Net Income RSUs	25%	Vest 25% per year over four years on the second day after the Company announces its 2017 financial results (March 1,2018) and each of the first three anniversaries of March 1, 2018, if and to the extent that the following conditions are met:
		• If the adjusted non-GAAP net income, as reported in the Company’s press release announcing its 2017 full-year financial result, at actual currency exchange rates, excluding the impact of acquisitions and divestitures (“Adjusted Net Income”), is less than 95% of $169.5 million (“Target Net Income”), all Net Income RSUs shall lapse;
		• If Adjusted Net Income is equal to 95% of Target Net Income, 50% of the Net Income RSUs will vest;
		• If Adjusted Net Income is between 95% and 100% of Target Net Income Net Income RSUs that vest shall be equal to the sum of (i) 50% of Net Income RSUs and (ii) that portion of 50% of Net Income RSUs determined by linear interpolation between 95% and 100% of Target Net Income;
		• If Adjusted Net Income is equal to 100% of Target Net Income, 100% of the Net Income RSUs will vest.
		• If Adjusted Net Income is greater than 100% of Target Net Income, Net Income RSUs that vest shall equal the sum of (i) 100% of Net Income RSUs and (ii) that portion of 75% of Net Income RSUs determined by linear interpolation between 100% and 125% of Target Net Income.

2017 LTIP payout

Messrs. Mc Donald, Huston and Wise - Market-Based RSUs

The Measure Price (i.e., the closing share price on the Nasdaq Stock Market on March 1, 2018) was $89.57. Accordingly, all market-based RSUs became eligible to vest, and 25% of the RSUs vested on March 1, 2018, with the remaining 75% scheduled to vest in three equal instalments on each of the first three anniversaries of March 1, 2018, subject to continued service by the executive.

Mr. Manko - Performance-Based RSUs

Given 2017 adjusted net sales of $1,241.7 million in respect of a target of $1,263.6 (98.3%), and 2017 adjusted net income of $171.8 million in respect of a target of $169.4 million (103.1%), the achievement percentage for the Net Sales RSU would have been 82.7%, and the achievement percentage for the Net Income RSUs is 109.3%, resulting in 96.0% of the award vesting according to the terms of the 2017 LTIP. As noted, the Compensation Committee exercised its discretion to exclude the financial performance of CRM from the performance calculations for the 2017 STIP and 2017 LTIP, resulting in a final payout of 91.5% and 111.3% of the Adjusted Net Sales RSUs and Adjusted Net Income RSUs, respectively.

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Inducement awards

We granted both Mr. Huston and Ms. Skeffington an equity award to induce them to join us in 2017. We granted Mr. Huston’s inducement award on May 23, 2017. The award consisted of service-based RSUs equal in value to $2.3 million, with 25% of the RSUs vesting on each of the first four anniversaries of the grant date. We granted Ms. Skeffington’s inducement award on June 12, 2017. The award consisted of service-based RSUs having a grant-date value of $275,000 and SARs having a grant date value of $275,000, each vesting 25% per year over four years on the first four anniversaries of June 12, 2017.

The calculation of the number of units subject to the foregoing awards was determined based on the closing price of an Ordinary Share on the Nasdaq Stock Market on the grant date. The calculation of the number of rights subject to Ms. Skeffington’s SAR award was determined based on the Black Scholes value of an option on an Ordinary Share of our stock on the grant date.

2018 Compensation Program and Other Subsequent Events

2018 Short Term Incentive Plan (“the 2018 STIP”)

On February 9, 2018, the Compensation Committee approved our 2018 STIP and all NEOs currently employed by the company are eligible to participate in the 2018 STIP.

Under the 2018 STIP, each participant is eligible to receive a target bonus amount calculated as a percentage of the weighted average base salary for the year, as specified in the participants’ employment agreements, copies of which are on file with the Securities and Exchange Commission, or as determined by the Compensation Committee. The applicable 2018 STIP target percentages are shown in the table.

	2018 STIP	Change from 2017
Mr. McDonald	100%	-%
Mr. Huston	90%	-%
Mr. Manko	40%	-%
Ms. Skeffington	60%	5%
Mr. Wise	70%	-%

Payment of the target bonus amount is conditioned on our achievement of certain financial objectives and, with the exception of our chief executive officer, each participant’s achievement of an individual objective related to talent, as follows:

	Group Objectives		Talent Objective
	Net Sales	Adjusted Net Income
Mr. McDonald	60%	40%
Mr. Huston	50%	35%	15%
Mr. Manko	50%	35%	15%
Ms. Skeffington	50%	35%	15%
Mr. Wise	50%	35%	15%

“Net Sales” is defined as our net sales for 2018 at budgeted currency exchange rates, excluding net sales from CRM, ImThera Medical, Inc. and any acquisitions in 2018. “Adjusted Net Income” is defined as our non-GAAP net income at reported currency exchange rates, after adjustments for CRM, and the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, and equity compensation.

If the threshold for a financial objective (Net Sales or Adjusted Net Income) is achieved, then the funding for that objective is scaled down or up for underachievement and overachievement, respectively, of the objective, as follows:

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The Talent Objective is an individual objective that can be underachieved as determined by the Compensation Committee.

The table below shows the minimum and maximum achievement of the target short-term incentive payment under the 2018 STIP.

	Minimum	Maximum
Mr. McDonald	0%	175%
Mr. Huston	0%	160%
Mr. Manko	0%	160%
Ms. Skeffington	0%	160%
Mr. Wise	0%	160%

2018 Long Term Incentive Plan (“the 2018 LTIP”)

On March 15, 2018, our Compensation Committee approved our 2018 LTIP. Each of our NEOs, currently employed by the company, is eligible to participate in the 2018 LTIP.

Following a careful evaluation of a benchmark study provided by the Compensation Committee’s Consultant, the Compensation Committee granted each participant an equity award value (the “Award Value”, calculated as closing share price on the Nasdaq stock market on the grant date multiplied by the number of units granted), as follows:

2018 Equity Award
Values at Grant
($)
Mr. McDonald	4,500,000
Mr. Huston	1,500,000
Mr. Manko	400,000
Ms. Skeffington	650,000
Mr. Wise	790,000

One-fourth of each participant’s Award Value is allocated to each of four different types of equity awards, as explained below.

Service-Based Restricted Stock Units

Each participant received an award of service-based RSUs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of RSUs awarded to each participant by dividing one-fourth of the Award Value by the most recent closing price of an Ordinary Share of our stock on the Nasdaq Stock Market as of the grant date (the “Closing Price”) and rounding down to the nearest whole unit.

Stock Appreciation Rights

Each participant received an award of SARs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of SARs awarded to each participant by dividing one-fourth of the Award Value by the Black-Scholes value of an option for an Ordinary Share on the grant date and rounding down to the nearest whole right.

Relative Total Shareholder Return Performance Stock Units (“PSU”)

Each participant received an award of PSU subject to a performance or market condition based on a relative total shareholder return (“rTSR”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing one-fourth of the Award Value by the Closing Price and rounding down to the nearest whole unit. At the end of calendar year 2020, our TSR for the three-year period 2018 through 2020 will be compared to the TSR for a peer group of 27 companies (the “2018 rTSR Peer Group”) selected by the Compensation Committee, following the recommendation of its compensation consultant, Pearl Meyer, and the number of shares actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

TSR Performance	Percent Funding
Percentile Rank	for Objective
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%

The 2018 rTSR Peer Group includes:

ABIOMED, Inc.	Haemonetics Corporation	NuVasive, Inc.
Baxter International Inc.	Hill-Rom Holdings, Inc.	ResMed Inc.
Becton, Dickinson and Company	Hologic, Inc.	Smith & Nephew Plc
Boston Scientific Corporation	Integer Holdings Corporation	Steris Plc
Cantel Medical Corp.	Integra LifeSciences Holdings Corp.	Stryker Corporation
CONMED Corporation	Intuitive Surgical, Inc.	Teleflex Incorporated
DexCom, Inc.	Invacare Corporation	Varian Medical Systems, Inc.
Edwards Lifesciences Corporation	Masimo Corporation	Wright Medical Group N.V.
Globus Medical, Inc.	Medtronic Plc	Zimmer Biomet Holdings, Inc.

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Three-Year Cumulative Adjusted Free Cash Flow Performance Stock Units

Each participant received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing one-fourth of the Award Value by the Closing Price and rounding down to the nearest whole unit. At the end of calendar year 2020, cumulative adjusted free cash flow for the period 2018 through 2020 will be compared to the FCF Target, and the number of shares actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

FCF Achievement Relative to FCF Target	Percent Funding for Objective
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

“Adjusted Free Cash Flow” is defined as our reported cash flow from operating activities minus our reported capital expenditures and excludes cash flows associated with restructuring, integration, acquisitions, divestitures, 3-T heater cooler product remediation and significant and unusual litigation.

Other Benefits and Perquisites

Our NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include housing allowance, expatriate school fees, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, childcare vouchers, gym membership and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and so do not appear in the Summary Compensation Table under All Other Compensation. Finally, some of the NEOs’ benefits are not offered to all other employees (e.g. car allowance) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.

Health/Welfare Plans

All of our full-time US-based employees, including Messrs. Wise and Manko, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance; and
•	group term life insurance.

Outside the US, our employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the company. Our NEOs based in the United Kingdom - Ms. Skeffington and Messrs. McDonald, Huston and Sehgal - each are eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, and a gym membership.

Mr. Sheridan, based in Italy, had supplemental health and life insurance and a gym membership.

Compensation Committee Interlocks

During the year ended December 31, 2017, the Compensation Committee was composed of Arthur L. Rosenthal (Chairman), Francesco Bianchi and Alfred J. Novak. No member of the Compensation Committee is now, or at any time has been, employed by or served as an executive officer of LivaNova or any of its subsidiaries, or has had any substantial business dealings with LivaNova or any of its subsidiaries. None of our executive officers currently serves or served in the year ended December 31, 2017 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.

Compensation Committee Report

Set out above is the Compensation Discussion and Analysis, which is a discussion of our executive compensation programs and policies written from the perspective of how we and management view and use the programs and policies. Given the Compensation Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. We join with management in welcoming shareholders to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in our proxy statement for the year ended December 31, 2017.

Francesco Bianchi

Alfred Novak

Arthur Rosenthal, Ph.D. (chair)

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Compensation of Executive Officers and Directors

Our Named Executive Officers

Name	Age at 30 April 2018	Position
Thad Huston	48	Chief Financial Officer
Douglas Manko	44	Chief Accounting Officer
Damien McDonald	53	Chief Executive Officer
Vivid Sehgal	49	Former Chief Financial Officer
Brian Sheridan	47	Consultant (Previously: Senior Vice President, General Counsel & Company Secretary)
Keyna Skeffington	56	General Counsel
David S. Wise	63	Chief Administrative Officer

Thad Huston joined LivaNova in May 2017 as Chief Financial Officer. Previously, from 2013 to 2017, Mr. Huston served as Group Chief Financial Officer, Medical Devices & Global Surgery Group at Johnson & Johnson. From 2010 to 2013, Mr. Huston served as President of Johnson & Johnson’s Xian-Janssen Pharmaceuticals division in China. Prior to this, Mr. Huston served as Vice President Finance, Chief Financial Officer and Chief Operations Officer in Johnson & Johnson’s Pharmaceutical Research and Development division and as Vice President, Finance and Chief Financial Officer at Ortho-McNeil Pharmaceuticals. Prior to this, he held senior financial roles at various Johnson & Johnson locations in the US, China, Belgium, Russia and Hungary. Mr. Huston holds a bachelor’s degree in finance from Pennsylvania State University. He is a Certified Management Accountant.

Douglas Manko joined LivaNova in July 2016 as Chief Accounting Officer and an executive officer. Prior to joining LivaNova, Mr. Manko held several senior roles at Ensco Plc, a company organized under the laws of England and Wales. From 2014 to 2015, Mr. Manko served as Ensco’s Vice President and Treasurer. Prior to that, starting in 2012, he was Vice President, Finance, and from 2008 to 2012 he was that company’s corporate controller. From 2004 until 2008, he held positions in management systems and public reporting. From 1996 to 2004, Mr. Manko served in various capacities as an employee of the public accounting firm of Ernst and Young LLP. Mr. Manko holds a bachelor of arts degree in business administration from Baldwin-Wallace University. He obtained his Certified Public Accountant accreditation in Ohio in 1999.

Damien McDonald’s biographical information is set forth under “Background Information Regarding Director Nominees and Directors”.

Vivid Sehgal served as our Chief Financial Officer from October 2015 until his resignation on May 31, 2017. Previously, Mr. Sehgal served as Senior Vice President, Treasury, Risk and Investor Relations at Allergan, Inc. from 2014 to 2015, playing a lead role in the company’s capital deployment and risk strategies, culminating in the $66 billion sale of Allergan to Actavis Plc. Prior to assuming his position as Senior Vice President, Mr. Sehgal served as Vice President and Regional Controller of Allergan’s Europe, Middle East and Africa business from 2007 to 2014, where he was responsible for finance, accounting, information technology, market research, data quality and sales operations covering more than 60 countries. Before Allergan, Mr. Sehgal worked for nine years in various roles with GlaxoSmithKline Plc and SmithKline Beecham Plc. Mr. Sehgal holds a master’s degree in finance and investment from the University of Exeter and a bachelor’s degree in economics from the University of Leicester. He is a member of the Chartered Institute of Management Accountants.

Brian Sheridan served as our Senior Vice President, Chief Compliance Officer, General Counsel and Company Secretary from October 2015 until February 8, 2017. From 2004 to October 2015, Mr. Sheridan served as General Counsel of Sorin. From February to September 2015, Mr. Sheridan also served as a transitional board member of LivaNova (previously Sand Holdco Limited and Sand Holdco), preparing it for completion of the mergers of Sorin and Cyberonics. Prior to joining Sorin in 2003, Mr. Sheridan worked for many years in the Brussels office of a US law firm, specializing in commercial and regulatory matters for the life sciences industry. Mr. Sheridan holds each of a bachelor of laws degree and a master of law degree from the University of London, as well as a Diploma in Competition Law from King’s College, London.

Keyna Skeffington joined LivaNova in June 2017 in the role of Senior Vice President and General Counsel. Previously, Ms. Skeffington served in various roles at Medtronic Plc from 2004 to 2017, most recently as Vice President of Legal - Corporate and Securities from 2006 to 2017. She also served as Assistant Secretary from 2004 to 2017 and Senior Legal Counsel for Medtronic’s Cardiac Surgery Business from 2005 to 2006. Before Medtronic, Ms. Skeffington was a Partner at Faegre Baker Daniels LLP. Ms. Skeffington holds a JD from Tulane University Law School and a BA in International Relations and Russian from Mount Holyoke College.

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David Wise has served as the Company’s Chief Administrative Officer since February 2017, with responsibility for Human Resources, Information Technology and Legal, and for administrative purposes, Compliance. He served as LivaNova’s Senior Vice President, Human Resources and Information Technology from October 2015 to February 2017. He has been an executive officer of LivaNova since October 2015. Previously, starting in April 2011, Mr. Wise served as Senior Vice President and Chief Administrative Officer, as well as Secretary, of Cyberonics, with responsibility for Human Resources, Information Technology, Legal and Government Affairs. From June 2009 to 2011, Mr. Wise was Vice President, General Counsel and Secretary, as well as Vice President, Human Resources for Cyberonics, and earlier, from 2003, Mr. Wise also served in the roles of Vice President, General Counsel and Secretary of Cyberonics. From 1994 to 2003, Mr. Wise was employed in positions of increasing responsibility at Centerpulse USA, Inc. (formerly Sulzer Medica), at the time a diverse global medical devices company, where he eventually served as Group Vice President and General Counsel. Prior to Centerpulse, he spent 12 years in private legal practice, focused on intellectual property and commercial litigation. Mr. Wise holds a Bachelor of Science in Electrical Engineering from Rice University and a Juris Doctor cum laude from Duquesne University School of Law. He is a Registered Patent Attorney and is licensed as an attorney by the State Bar of Texas.

Compensation Tables

2017 Summary Compensation Table (2015, 2016, 2017)

The following table contains information about the compensation earned by each of our NEOs during the year ended December 31, 2017, the year ended December 31, 2016, the 2015 Transition Period (April 25, 2015 - December 31, 2015 and the Year end April 24, 2015.

A	B	C	D	E	F	G	H	I	J
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(4)	Option Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(1)(5)	Total ($)
Damien McDonald	2017	847,925		2,350,821			848,095	1,368,920	5,415,761
Chief Executive Officer	2016	132,414	216,677	2,999,989	1,999,990		88,564	276,659	5,714,293
	2015 Transition Period (April 25, 2015 – December 31, 2015)
	YE April 24, 2015
Thad Huston	2017	296,759		3,158,878			269,641	157,907	3,883,185
Chief Financial Officer	2016
	2015 Transition Period (April 25, 2015 – December 31, 2015)
	YE April 24, 2015
Vivid Sehgal(2)	2017	171,819						385,981	557,800
Chief Financial Officer	2016	434,032		1,499,962			260,419	99,499	2,293,912
	2015 Transition Period (April 25, 2015 – December 31, 2015)	100,913			1,250,851		74,804	19,225	1,445,793
	YE April 24, 2015
David Wise	2017	439,850		462,822	—	32,937	304,996	58,406	1,299,011
Chief Administrative	2016	359,785		1,499,962		4,095	170,227	25,439	2,059,508
Officer	2015 Transition Period (April 25, 2015 – December 31, 2015)	235,062			1,250,851	4,904	201,077		1,691,894
	YE April 24, 2015	328,077		259,632	200,503	7,892	145,382		941,486

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A	B	C	D	E	F	G	H	I	J
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(4)	Option Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(1)(5)	Total ($)
Keyna	2017	215,599		274,962	258,412		118,407	108,865	976,246
Skeffington	2016
Senior Vice President, General Counsel	2015 Transition Period (April 25, 2015 – December 31, 2015)
	YE April 24, 2015
Douglas Manko	2017	301,666		167,106	167,130	2,378	119,460	43,430	801,170
Chief Accounting Officer	2016
	2015 Transition Period (April 25, 2015 – December 31, 2015)
	YE April 24, 2015
Brian Sheridan(3)	2017	206,717						1,456,860	1,663,577
Senior Vice President,	2016	326,871		1,499,962		671	161,402	110,165	2,099,071
General Counsel and Company Secretary(3)	2015 Transition Period (April 25, 2015 – December 31, 2015)
	YE April 24, 2015
(1)	For amounts paid in salary and bonus compensation in 2017, we used an exchange rate of $1.12976 per Euro and $1.28864 per British Pound, each of which reflects the applicable period average published rate from the OANDA Corporation currency database between January 1, 2017 and December 31, 2017.
(2)	Mr. Sehgal was chief financial officer from January 1, 2017 through May 31, 2017, when he left the Company.
(3)	Mr. Sheridan was Senior Vice President, General Counsel and Company Secretary from January 1, 2017 through February 8, 2017. He terminated his employment on June 30, 2017 and entered into a consulting agreement with the company.
(4)	Amounts reflect the full grant-date fair value of restricted stock units and stock appreciation rights granted during 2017 computed in accordance with Federal Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock units and stock appreciation rights awards made to executive officers in Note 2 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 (“2017 Form 10-K”). For additional information regarding the restricted stock unit and stock appreciation rights awards reported herein, see “— Compensation Discussion and Analysis — 2017 Long Term Incentive Plan.” and “— 2017 Grants of Plan-Based Awards”.

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(5)	The amounts reported in the All Other Compensation column represent the aggregate dollar amount for all other benefits and payments received by our named executive officers. The following table shows the nature of the benefits and payments and specific amounts for each of our named executive officers:

	Severance and Termination Payments ($)(a)	Supplemental Health Insurance ($)	Housing Benefit or Allowance ($)(b)	Car Benefit or Allowance ($)(c)	Qualified Supplemental Pension Payments ($)(d)	Non qualified deferred compensation and defined contribution plan registrant contribution ($)(e)	Cash in lieu of pension ($)(f)	Other ($)(g)	Total ($)
Damien
McDonald	—	22,344	193,296	22,873			215,170	915,237	1,368,920
Thad Huston	—	9,977		10,483	12,886	72,074		52,487	157,907
Vivid Sehgal	308,200	17,711	—	7,088			25,773	27,209	385,981
David Wise	—	26,134	—	—	11,938	16,831		3,503	58,406
Keyna
Skeffington	—	12,810		9,393			44,026	42,636	108,865
Douglas Manko	—	20,019	—	—	10,866	12,062		483	43,430
Brian Sheridan	1,174,950	2,325	—	2,000	5,834	33,472		238,279	1,456,860
(a)	Represents respectively the payment in lieu of notice (i) in the case of Mr. Sehgal, four months of base salary, supplemental pension contribution and auto allowance and five months of 2017 target bonus, and (ii) in the case of Mr. Sheridan, the payments pursuant Mr. Sheridan’s settlement agreement.
(b)	Represents the housing allowance to Mr. McDonald under the terms of his service agreement.
(c)	Represents the incremental cost of the personal use of a Company-owned or Company-leased car or a car allowance in lieu, measured in accordance with applicable local methods, for each of Messrs. McDonald, Huston, Sehgal and Sheridan and Ms. Skeffington. These benefits and allowances are customary in UK and Italian executive compensation packages.
(d)	Represents company contributions on behalf of our NEOs to tax-qualified defined contribution plans. (see - 2017 Pension Benefits).
(e)	Represents company contributions to a partially non-qualified defined contribution plan equal to the amount of company contributions made on behalf of the executive officer on top of the maximum amounts that may be tax-qualified under the supplemental pension plan. (see - 2017 Pension Benefits).
(f)	Represents cash received in lieu of pension (see - 2017 Pension Benefits).
(g)	As to Mr. McDonald, this represents a school tuition fee allowance in respect of Mr. McDonald’s children ($41,172), reimbursement of expenses incurred in connection with the purchase of a principal residence in the UK ($459,078) and related gross-ups ($407,106), and other relocation costs ($7,881). As to Mr. Huston, this represents a relocation allowance ($19,330), gym membership ($564), temporary housing ($12,004), house search assistance cost ($3,853) and other relocation costs ($16,736). As to Mr. Sehgal, this represents holiday pay ($26,011), and gym membership ($1,198). As to Mr. Wise, this represents Group Term Life ($3,503). As to Ms. Skeffington, this represents a relocation allowance ($19,330), temporary housing ($10,692) and other relocation costs ($12,614). As to Mr. Manko, this represents Group Term Life ($483). As to Mr. Sheridan this represents a relocation allowance and related gross-up ($11,035), a school tuition fee allowance in respect of Mr. Sheridan’s children and related gross-ups ($136,674), holiday pay ($13,095), meal vouchers ($78), travel allowance ($3,985), legal fees ($22,595), gym membership ($817), and payment of the consulting fees related to the services provided as a consultant following the end of the employment agreement ($50,000).

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2017 Grants of Plan-Based Awards Table

The following table provides supplemental information relating to grants of plan-based awards made during 2017 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during 2017.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Performance based RSUs (#)			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair value of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	of Service based RSUs (#)	Underlying SARs (#)	of SAR Awards ($/Sh)	RSU and SAR Awards ($)(2)
Damien		—	919,286	1,608,751
McDonald	05/05/2017				—	53,409	53,409		—		1,350,826
	05/05/2017							17,803			999,995
Thad Huston		—	444,746	711,594
	05/20/2017				—	19,135	19,135		—		483,964
	05/20/2017							6,378	—		374,963
	05/23/2017							39,627			2,299,951
David Wise		—	322,911	516,658
	05/05/2017				—	10,515	10,515		—		265,946
	05/05/2017							3,505	—		196,876
Keyna		—	233,014	372,822
Skeffington	06/12/2017							4,585	—		274,962
	06/12/2017							—	15,203	59.97	258,412
Douglas		—	124,296	198,874
Manko	05/05/2017				—	2,975	5,206		—		167,106
	05/05/2017								10,439	56.17	167,130

(1)	For the amounts in this table, we used an exchange rate of $1.28864 per British Pound, which reflects the applicable period average published rate from the OANDA Corporation currency database between January 1, 2017 and December 31, 2017.

(2)	The amounts reported represent the fair value of the restricted stock unit and stock appreciation rights awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for restricted stock unit awards is calculated by multiplying the number of units in each award by the closing price of an Ordinary Share of our stock on NASDAQ on the grant date, eventually discounted in case of a market price condition. The fair value for stock appreciation rights awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an Ordinary Share of our stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies” included in the consolidated financial statements accompanying our 2017 Form 10-K.

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2017 Outstanding Equity Awards at Year End

The following table summarizes the number of Ordinary Shares of our stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Damien McDonald					50,234	4,014,701
	43,557	130,670	44.79	11-04-2026
					53,409	4,268,447
					17,803	1,422,816
Thad Huston					39,627	3,166,990
					6,378	509,730
					19,135	1,529,269
Vivid Sehgal	29,718		69.39	10-19-2019
David Wise	10,595		51.90	06-15-2023
	11,322		57.39	06-15-2024
					20,832	1,664,893
					10,515	840,359
					3,505	280,120
	29,717		69.39	10-19-2020
	29,718		69.39	10-19-2019
Keyna Skeffington					4,585	366,433
		15,203	59.97	06-12-2027
Douglas Manko					2,975	237,762
					1,813	144,895
		10,439	56.17	05-05-2027
	2,409	7,224	61.00	08-05-2026
Brian Sheridan	29,718		69.39	10-19-2019
	29,717		69.39	10-19-2020
					20,832	1,664,893

(1)	Amounts reflect the market value of the outstanding restricted stock units. Amounts calculated using the closing price of our Ordinary Shares on December 29, 2017, or $79.92, multiplied by the number of units that have not yet vested.

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2017 Option Exercises and Stock Vested

The following table presents information regarding the vesting in 2017 of restricted stock units held by our NEOs. Mr. Sheridan had SARs automatically exercised at the expiration date on September 30, 2017.

	Stock Awards
Name	Number of LivaNova Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Damien McDonald	16,745	1,369,071
Vivid Sehgal(1)	10,417	552,384
David Wise	5,209	256,361
Douglas Manko	605	36,548
Brian Sheridan(2)	13,540	476,829
(1)	5,209 RSUs vested on March 11, 2017, 5, 208 RSUs accelerated on May 31, 2017 pursuant to the settlement agreement between LivaNova and Mr. Sehgal.
(2)	2,069 legacy Sorin RSUs vested on February 27, 2017, 5,209 RSU’s vested on March 11, 2017 from the LivaNova 2015 Incentive Award Plan, 6,262 SARs exercised on September 30, 2017.

2017 Pension Benefits

Defined Benefit Pension Plans

Only Mr. Sheridan was participant in state-sponsored defined benefit pension plans in 2017. We accrued liabilities to the Italian “Trattamento di Fine Rapporto - TFR” and, as required by local country rules and regulations, we paid out the balance following the termination of the employment.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)(1)
Brian Sheridan	Italian TFR	14	5,719	5,719
(1)	For amounts in the above table, we used an exchange rate of $1.12976 per Euro, which reflects the applicable period average published rate from the OANDA Corporation currency database between January 1, 2017 and December 31, 2017.

Each of our NEOs is or was a participant in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations, with the exception of Mr. Sehgal and Ms Skeffington, who opted out of the defined contribution plan, choosing a cash allowance in lieu, equal to 15% of compensation (consisting of base and bonus), net for Ms. Skeffington of a 13.8% deduction to compensate for the UK employer national insurance burden. We make contributions to the applicable supplemental pension plan on behalf of each of our named executive officers pursuant to the contribution requirements as set forth by national collective bargaining agreements (e.g., Italy) or by individual contract with the named executive officer. We were matching Mr. Sheridan’s contributions up to 4% of his base salary in accordance with Italian law and subject to the maximum contributions that may be tax-qualified under the supplemental pension plan. We agreed by contract to accrue an amount, equal to 15% of compensation (consisting of base and bonus) for each of Messrs. McDonald and Huston, of which only a portion is qualified under UK tax purposes, and the difference is payable as cash in lieu allowance, net of a 13.8% deduction to compensate for the UK employer national insurance burden. During 2017, we made contributions on behalf of each of our named executive officers in the amounts set forth in the “Supplemental Pension Payments” column in the “All Other Compensation” table above.

2017 Non-Qualified Deferred Compensation

Non-Qualified Deferred Compensation

Three of our NEOs participated in a non-qualified deferred compensation plan during the fiscal year 2017 reporting period.

For Mr. Sheridan the plan is a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. We match up to four percent of employee deferrals, and we make contributions mandated under the Italian TFR. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third party, and we do not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions.

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For Messrs. Wise and Manko the plan is a non-qualified deferred compensation plan in which the employee may defer up to 50% of their annual base salary and commissions and 100% of their bonus or performance-based compensation until the earlier of (i) termination of employment; or (ii) an elected distribution date. We provide employer contribution to our executive officers who participate in the plan. The plan is managed by an independent third party.

Name	Executive Contributions in Last Fiscal Year ($)		Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)(2)	Aggregate Balance at Last Fiscal Year ($)(2)
Brian Sheridan	33,472	(1)	33,472	(1)	—	—	—
David Wise	42,077		16,831		32,937	—	231,820
Douglas Manko	15,074		12,062		2,379		29,515
(1)	We matched Mr. Sheridan’s contributions up to 4% of his base salary in accordance with Italian law, in addition to TFR contributions. Under Italian law, contributions mandated under the Italian TFR are tax-qualified. Employer and employee contributions made to the supplemental pension plan are tax-qualified up to specified statutory limits. This table reflects only the non-qualified contributions in excess of these limits.
(2)	Information with respect to aggregate earnings, withdrawals, distributions, and in some instances, aggregate balance are not available to the company as the plan is managed by an independent third party and privacy restrictions apply.

Potential Payments Upon Termination or Change in Control

The Compensation Committee’s charter requires it to review and approve severance arrangements and change-in-control agreements. The employment agreements with the NEOs provide for severance payments and benefits in amounts that have been deemed appropriate by the Compensation Committee. In some cases, the employment agreements were made with a legacy company prior to the merger that formed the Company in October 2015 and remain in effect today. The severance amounts take into account the time it is expected to take a separated employee to find alternative employment, as well as market practices for global executives.

At times, as circumstances dictate, we also enter into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.

Employment and Severance Arrangements and Payments upon Change in Control for Continuing NEOs

Of our seven NEOs, Mr. McDonald, Mr. Huston, Mr.  Wise, Mr.  Manko and Ms. Skeffington continue to serve with the Company as executive officers.

The terms of their respective employment agreements are set out below.

Mr. McDonald

On November 1, 2016, the Board appointed Mr. McDonald to be our CEO as of January 1, 2017. On February 22, 2017, the Compensation Committee approved a service agreement between Mr. McDonald and us effective as of January 1, 2017. The agreement provides for an annual base salary in the amount of £658,000 ($887,724) (later increased to £731,500 ($986,884) as of April 1, 2018) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 100% of his annual base salary. In addition, we agreed to pay Mr. McDonald an annual housing allowance for a period of five years, commencing at £150,000 ($202,369) for 2017 and decreasing by £30,000 ($40,474) each year for the succeeding four years, an annual school allowance for a period of five years, commencing at £31,950 ($43,105) for 2017 and decreasing by £6,390 ($8,621) each year for the succeeding four years, an annual car allowance of £17,750 ($23,947) and pension contributions equal to 15% of the sum of his base salary and annual bonus. Mr. McDonald is also be eligible to participate in our employee benefit plans made available to all our UK-based employees. The agreement will continue in effect until the expiration of 12 months following notice of termination.

On February 22, 2017, we also delivered a side letter to Mr. McDonald confirming his eligibility for future equity awards.

Potential payments to Mr. McDonald in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination (1)(5)	Separation due to Change in Control (2)	Separation due to Disability (3)(5)	Seperation due to Death (4)	Separation due to Retirement
Severance	$887,724	$—	$443,862	$—	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$14,296,401	$4,590,437	$4,590,437	$—
Benefits	$402,579	$—	$201,289	$—	$—
TOTAL	$1,290,303	$14,296,401	$5,235,588	$4,590,437	$—

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(1)	The severance amount represents twelve months of basic salary ($887,724) and the benefits amount represents twelve months of pension ($133,159), accommodation ($202,369), school allowance ($43,104), and car allowance ($23,947).
(2)	LTIP Potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 121,446 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2017 ($79.92) and the amount resulting multiplying each SARs award subject to accelerated vesting in case of a change in control by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (130,670 SARs with an exercise price of $44.79).
(3)	The severance amount represents six months of basic salary and benefits; LTIP Potential payments in case of separation due to disability calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (130,670 SARs with an exercise price of $44.79).
(4)	The severance amounts represents six months of basic salary and benefits; LTIP Potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (130,670 SARs with an exercise price of $44.79).
(5)	For the amounts on this table, we used an exchange rate of $1.349124 per British pound, which reflects the exchange rate on December 31, 2017.

Mr. Huston

The Compensation Committee approved a service agreement between Mr. Huston and us effective as of May 20, 2017. The agreement provides for an annual base salary in the amount of £375,000 ($505,922) (later increased to £386,250 ($521,099) as of April 1, 2018) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 90% of his annual base salary. In addition, we agreed to pay Mr. Huston an annual car allowance of £13,200 ($17,808.40) and pension contributions equal to 15% of the sum of his base salary and annual bonus. Mr. Huston is also be eligible to participate in our employee benefit plans made available to all our UK-based employees. The agreement will continue in effect until the expiration of 12 months following notice of termination. Mr. Huston also benefitted from certain relocation benefits under the agreement.

On April 27, 2017, we also delivered a side letter to Mr. Huston confirming his eligibility for future equity awards.

Potential payments to Mr. Huston in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination (1)(4)	Separation due to Change in Control (2)	Separation due to Disability (3)(4)	Seperation due to Death	Separation due to Retirement
Severance	$505,922	$—	$252,961	$—	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$5,205,989	$—	$—	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$505,922	$5,205,989	$252,961	$—	$—
(1)	The severance amount represents 12 months of base salary ($505,922).
(2)	LTIP Potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 65,140 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2017 ($79.92).
(3)	Potential payments in case of disablity is made up 6 months of base salary.
(4)	For the amounts on this table, we used an exchange rate of $1.349124 per British pound, which reflects the exchange rate on December 31, 2017.

Mr. Wise

On January 1, 2015, our subsidiary, Cyberonics agreed to a new employment agreement with Mr. Wise. The then-new agreement, which was extended for a two-year period on consummation of the merger of Cyberonics and Sorin on October 19, 2015 and expired on October 18, 2017, provided for an annual base salary of $330,000 (later increased to $335,000), which may be adjusted annually, and eligibility for an annual bonus with target of 75% of his annual base salary. The agreement also provided that, in the event that we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement under the securities laws, Mr. Wise will disgorge all incentive-based compensation he received during the three years preceding the accounting restatement, to the extent that such compensation was based on erroneous data, in excess of what would have been paid to him under the accounting restatement. Mr. Wise’s employment agreement also included provisions pertaining to change of control and severance benefits.

On February 22, 2017, the Compensation Committee also approved the promotion of Mr. Wise, formerly Senior Vice President Human Resources and Information Technology, to Chief Administrative Officer and increased his base salary from $355,000 to $450,000 (increased to $465,000 as of April 1, 2018), his target bonus from 62% to 70% of base salary, and his recommended long-term incentive plan award level to $1.0 million in value (subject to the subsequent approval by the Compensation Committee of such equity awards.)

As Mr. Wise’s employment agreement expired on October 18, 2017, he was not entitled to any contractual severance or termination benefits as of December 31, 2017, apart from those arising from accelerated vesting of outstanding equity awards upon a change in control.

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Potential payments to Mr. Wise in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination	Separation due to Change in Control (1)	Separation due to Disability	Seperation due to Death	Separation due to Retirement
Severance	$—	$—	$—	$—	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$2,785,372	$—	$—	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$—	$2,785,372	$—	$—	$—
(1)	LTIP Potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 34,852 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2017 ($79.92).

Mr. Manko

On July 1, 2016, we entered into a letter agreement with Mr. Manko appointing him to the position of Chief Accounting Officer with effect from July 18, 2016. The letter provides for an annual salary of $295,022 (increased to $312,989 from April 1, 2018). The letter also notes his eligibility to participate our annual short-term incentive plan with a target of 40% of Mr. Manko’s base salary. He is also eligible to receive an equity award subject to the approval of the Compensation Committee with a grant-date value equivalent to 100% of his base salary.

Potential payments to Mr. Manko in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination	Separation due to Change in Control (1)	Separation due to Disability (2)	Seperation due to Death(3)	Separation due to Retirement
Severance	$—	$—	$—	$—	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$767,261	$384,604	$384,604	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$—	$767,261	$384,604	$384,604	$—
(1)	LTIP Potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 4,788 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2017 ($79.92) and the amount resulting multiplying each SARs award subject to accelerated vesting in case of a change in control by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (10,439 SARs with an exercise price of $56.17) and (7,224 SARs with an exercise price of $61.00).
(2)	LTIP Potential payments in case of separation due to disability calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (10,439 SARs with an exercise price of $56.17) and (7,224 SARs with an exercise price of $61.00).
(3)	LTIP Potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (10,439 SARs with an exercise price of $56.17) and (7,224 SARs with an exercise price of $61.00).

Ms. Skeffington

On May 24, 2017, we entered into a service agreement with Ms. Skeffington effective June 12, 2017. The agreement provides for an annual base salary in the amount of £300,000 ($404,737) (later increased to £310,000 ($418,221) as of April 1, 2018) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 55% (increased to 60% in 2018) of her annual base salary. In addition, we agreed to pay Ms. Skeffington an annual car allowance of £13,200 ($17,808.40) and pension contributions equal to 15% of the sum of her base salary and annual bonus. Ms. Skeffington is also be eligible to participate in our employee benefit plans made available to all our UK-based employees. The agreement will continue in effect until the expiration of 12 months following notice of termination. Ms. Skeffington also benefitted from certain relocation benefits under the agreement.

Potential payments to Ms. Skeffington in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination (1)(5)	Separation due to Change in Control (2)	Separation due to Disability (3)	Seperation due to Death (4)	Separation due to Retirement
Severance (1,2)	$404,737	$—	$—	$—	$—
STIP	$—	$—	$—	$—	$—
LTIP (3,4)	$—	$669,733	$303,299	$303,299	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$404,737	$669,733	$303,299	$303,299	$—

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(1)	The severance amount represents twelve months of basic salary ($404,737).
(2)	LTIP Potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 4,585 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2017 ($79.92) and the amount resulting multiplying each SARs award subject to accelerated vesting in case of a change in control by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (15,203 SARs with an exercise price of $59.97).
(3)	LTIP Potential payments in case of separation due to disability calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs ,as follows (15,203 SARs with an exercise price of $59.97).
(4)	LTIP Potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2017 ($79.92) and the exercise price for each SARs , as follows (15,203 SARs with an exercise price of $59.97).
(5)	For the amounts on this table, we used an exchange rate of $1.349124 per British pound, which reflects the exchange rate on December 31, 2017.

Payments Which Have Been Triggered

Mr. Sehgal

We entered into an employment agreement with Mr. Sehgal effective October 19, 2015, whereby Mr. Sehgal was appointed Chief Financial Officer. Mr. Sehgal resigned effective May 31, 2017, and his employment agreement terminated. Pursuant to his employment agreement, Mr. Sehgal was eligible for an annual base salary of not less than £320,000 ($431,720) (inclusive of all director fees, if any), payable in equal monthly installments, and an annual variable bonus with a target of 75% of his annual base salary. Mr. Sehgal’s employment agreement also provided for a monthly car allowance of £1,100 ($1,484).

During the term of employment and for a 12-month period thereafter, Mr. Sehgal is subject to standard restrictive covenants, including confidentiality, non-competition and non-solicitation restrictions.

As Mr. Sehgal’s employment terminated on May 21, 2017, he is not entitled to any severance or change-of-control benefits as of December 31, 2017.

Mr. Sheridan

Mr. Sheridan’s 2017 First Consultancy Agreement

In connection with Mr. Sheridan’s termination as an employee of the Company, we entered into a consultancy agreement with him for the provision of litigation support to the Company. Pursuant to this agreement, he will be paid €10,000 ($11,979) per month until June 30, 2019 and an additional amount of €275 ($329) per hour for every hour per month worked in excess of 40 hours.

Mr. Sheridan’s 2017 Second Consultancy Agreement

Under the terms of this consultancy agreement, Mr. Sheridan will provide services in connection with the examination and, if appropriate, the execution of strategic options regarding CRM. Under the agreement, Mr. Sheridan will receive as consideration for his services the following retainer fees: (i) an upfront one-off retainer of €50,000 ($59,893); (ii) a monthly retainer of €25,000 ($29,947) until such time as either the termination of the Consultancy Agreement or an agreement has been signed in respect of the sale of CRM; and (iii) where an agreement has been signed in respect of the sale of the CRM, from such signing, a monthly retainer of €15,000 ($17,968) until the termination of the agreement.

In addition to the above retainer fees, Mr. Sheridan is also eligible for a separate success fee of €100,000 ($119,786) payable on each of the following events: (i) the signing of an agreement for the sale of the aforementioned division of the Company; (ii) the closing of the sale transaction; and (iii) the public announcement before December 31, 2017 of the Company’s intention to effect a sale of the aforementioned division. Mr. Sheridan is also eligible under this agreement to a lease vehicle consistent with the terms of any car policy applicable to our employees in Italy and to a continuation of his health insurance and supplementary medical insurance benefits. Mr. Sheridan is subject to certain restrictions on taking other engagements or employment as well as being subject to an ongoing duty of confidentiality to us.

The Company may terminate this agreement on three months’ notice, but such termination has no effect on the payment of the success fees mentioned above.

Potential payments to Mr. Sheridan in the event of a termination or change-in-control as of December 31,2017 are as set out below:

Type of Payment or Benefit	Termination ($)	Separation due to Change in Control ($)	Separation due to Disability ($)	Separation due to Death ($)	Separation due to Retirement ($)
Severance	$418,221	$0	$209,110
STIP		$0
LTIP		$1,664,893
Benefits
TOTAL	$418,221	$1,664,893	$209,110	$0	$0

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Equity Compensation Plan Information

The following table presents information as of December 31, 2017 regarding equity compensation plans applicable to our employees.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova Plc 2015 Incentive Award Plan and Sub-Plan(1,3)	2,385,386	58.45	6,115,421
Cyberonics Legacy Plans(2)	348,724	49.33	1,851,561
Equity compensation plans not approved by security holders
Cyberonics, Inc. New Employee Equity Inducement Plan(4)	2,000	24.55	290,185
TOTAL	2,736,110	56.84	8,257,167
(1)	The LivaNova 2015 Incentive Award Plan and the Sub-Plan were approved by our Board and our sole shareholder, effective on October 16, 2015. Amounts represent the number of LivaNova Shares issuable upon the exercise or settlement of (a) outstanding SARs 1,611,033 and RSUs 725,407 as granted under the LivaNova 2015 Incentive Award Plan as of December 31, 2017 and (b) the number of LivaNova Shares issuable upon the exercise or settlement of outstanding SARs 48,946 issued under Sorin legacy plans, as assumed and converted in connection with the merger Transaction. The weighted-average exercise price does not take into account the LivaNova RSUs. The 6,115,421 ordinary shares available for future issuance under equity compensation plans takes into account all shares granted after the merger under the LivaNova Plc 2015 Incentive Award Plan.
(2)	The Cyberonics, Inc. Amended and Restated 1996 Stock Option Plan (“1996 Stock Plan”), the Cyberonics, Inc. Amended and Restated 1997 Stock Plan (“1997 Stock Plan”), the Cyberonics, Inc. 2005 Stock Plan (“2005 Stock Plan”) and the Cyberonics, Inc. 2009 Stock Plan (“2009 Stock Plan”) were approved by Cyberonics board and became effective in November 1996, November 2000, March 2005 and August 2009, respectively. Options granted under the 1996 Stock Plan (now expired), the 1997 Stock Plan (no longer available), and the 2005 Stock Plan (no longer available) generally vest ratably over four or five years following their date of grant. Option awards have a maximum term of 10 years from grant date. In connection with the Transaction, on October 19, 2015, we assumed the 1996 Stock Plan, 1997 Stock Plan, 2005 Stock Plan and the 2009 Stock Plan and all outstanding Cyberonics stock options granted thereunder (9,375, 102,121, 500 and 689,526, respectively), were fully vested, canceled and converted into an option to purchase one LivaNova Share. The amount represents the number of LivaNova Shares that may be issuable upon exercise of the converted option awards as of December 31, 2017.
(3)	Based on the unused share reserve of the assumed Cyberonics, Inc. 2009 Stock Plan, there remain 1,851,561 LivaNova Shares available for issuance thereunder, as converted in connection with the merger Transaction.
(4)	The Cyberonics, Inc. New Employee Equity Inducement Plan (“New Employee Plan”) was not approved by the shareholders of Cyberonics. The New Employee Plan provides for the award of unrestricted shares, restricted stock, and stock options to newly-hired Cyberonics employees. On October 19, 2015, we assumed the New Employee Plan and each outstanding Cyberonics stock option granted thereunder was fully vested, canceled and converted into an option to purchase one LivaNova Share. The amounts represent the number of LivaNova Shares that may be issuable upon exercise of the converted options and the total number of shares that remain available for issuance under the New Employee Plan as of December 31, 2017.

Shareholder Value Delivered

The following graph illustrates our 27-month cumulative total return compared with the S&P 500 Index and the S&P Health Care Equipment Index over the same period.

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CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For the year ended December 31, 2017:

•	the median of the annual total compensation of all employees of our company (other than the CEO), was $48,985; and
•	the annual total compensation of Mr. McDonald, our CEO, was $5,415,761.

Based on this information, the ratio of our annual total compensation of our CEO to the median of the annual total compensation of all employees is 111 to 1.

The methodology and material assumptions, adjustments, and estimates that we used to identify our median employee, as well as to determine the annual total compensation of our median employee were as follows:

1.	On October 1, 2017, we employed 4,561 employees with approximately 24% of these employees residing in the United States, 68% residing in Europe, and 8% residing in various countries in Southeast Asia and South America.
2.	Our employee population, after taking into consideration the permitted adjustments, as described below, consisted of 4,369 employees.

a.	Applying the de minimis exception, we limited our employee population to individuals residing in Europe, North America, Japan and Australia.
b.	Given the variation in pay elements for our globally-distributed employee population, we selected base salary or wages at standard working hours pay as the most appropriate consistently applied compensation measure.
c.	We annualized the compensation of all permanent employees who were hired during fiscal 2017, but who were not employed for the entire fiscal year.
d.	We did not make any cost-of-living adjustments in identifying the median employee.

3.	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column J) of our 2017 Summary Compensation Table included in this proxy statement and incorporated by reference under Item 11 our Annual Report. We applied the same approach to determine the annual total compensation of our median employee.

2017 Director Compensation Table

The Compensation Committee reviews the total compensation paid to our non-employee directors and non-executive chairman of our Board. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers: (1) the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs and the chairman of our Board; (2) the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within our company; (3) the risks associated with fulfilling fiduciary duties; and (4)  the compensation paid to directors at a peer group of companies as determined by the Compensation Committee’s compensation consultant.

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The following table sets forth a summary of the compensation we paid to our non-employee directors in the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Francesco Bianchi	108,000	137,646	—	—	245,646
Stefano Gianotti	91,000	137,646	—	—	228,646
Daniel J. Moore	152,500	231,550	—	—	384,050
Hugh Morrison	121,000	137,646	—	—	258,646
Alfred J. Novak	108,000	137,646	—	—	245,646
Sharon O’Kane	100,000	137,646	—	—	237,646
Arthur L. Rosenthal	105,000	137,646	—	—	242,646
Andrea L. Saia	100,000	137,646	—	—	237,646

(1)	Amounts reflect the full grant-date fair value of restricted stock units granted in 2017 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies in the 2017 Form 10-K”.

The table below shows the aggregate numbers of unvested restricted stock units held as of December 31, 2017 by each non-employee director who was serving as of December 31, 2017.

Name	Unvested RSUs Outstanding at Year End (#)
Francesco Bianchi	1,715
Stefano Gianotti	1,715
Daniel J. Moore	2,885
Hugh Morrison	1,715
Alfred J. Novak	1,715
Sharon O’Kane	1,715
Arthur L. Rosenthal	1,715
Andrea L. Saia	1,715

Narrative to the Director Compensation Table

Each non-employee director received the following cash compensation in the first half of the year ended December 31, 2017, payable quarterly in advance:

•	a cash retainer of $30,000, plus an additional $30,000 for the chairman of our Board;
•	a cash retainer of $7,500 for each member of the Audit Committee, plus an additional $7,500 for the chair of the committee;
•	a cash retainer of $4,000 for each member of the Compensation Committee, plus an additional $6,000 for the chair of the committee; and
•	a cash retainer of $3,000 for each member of the Nominating and Corporate Governance Committee, plus an additional $4,500 for the chair of the committee.

In May 2017, the Board amended the Non-Employee Director Compensation Policy (the “Policy”). The amended Policy increased the cash retainer and decreased the annual equity award value payable to each non-employee director, leaving the sum of the cash retainer and annual equity award value unchanged.

Following the adoption of the amended Policy, during the second half of the year ended December 31, 2017, each non-employee director received the following cash compensation, paid quarterly in advance:

•	a cash retainer of $55,000, plus an additional $37,500 for the chairman of our Board;

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•	a cash retainer of $7,500 for each member of the Audit Committee, plus an additional $7,500 for the chair of the committee;
•	a cash retainer of $4,000 for each member of the Compensation Committee, plus an additional $6,000 for the chair of the committee; and
•	a cash retainer of $3,000 for each member of the Nominating and Corporate Governance Committee, plus an additional $4,500 for the chair of the committee.

Pursuant to the amended Policy, each non-employee director is entitled to receive an annual equity award of RSUs, vesting one year from the grant date, having a grant-date value of $110,000 ($160,000 prior to the Policy amendment), plus an additional $75,000 ($130,000 prior to the Policy amendment) for the chairman of the Board. The Board was unable to approve its annual equity awards following the AGM of shareholders during June 2017 due to our decision to close the trading window to certain insiders and our policy not to grant equity awards during a closed trading window. The trading window was re-opened in December 2017, and the Board approved the awards shown in the table. The value of the awards was increased in a one-time adjustment commensurate with the value lost due to the increase in our stock price during the period between August and December 2017.

The RSUs shown in the table will vest on the earlier of (i) December 15, 2018 and (ii) the date of a Change in Control.

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Audit Matters

Changes in Independent Auditor

PricewaterhouseCoopers S.p.A.

On March 23, 2018, the Audit and Compliance Committee formally dismissed PricewaterhouseCoopers S.p.A., an Italian entity (“PwC Italy”) as our independent registered public accounting firm, and it separately approved the engagement with PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC USA”). This decision was made by the committee to better align with our restructuring and centralization of our accounting function in our Houston office.

The reports of PwC Italy on our financial statements for each of the years ended December 31, 2016 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During each of the years ended December 31, 2016 and 2017 and during the subsequent interim periods through the appointment date:

•	there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between us and PwC Italy on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC Italy’s satisfaction would have caused PwC Italy to make reference to the subject matter of the disagreement(s) in connection with its report.
•	there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that PwC Italy furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. The letter received from PwC Italy in response was filed as Exhibit 16.1 to the Current Report on Form 8-K that we filed with the SEC on March 26, 2018.

PricewaterhouseCoopers LLP

PwC USA participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2016. During the Company’s two most recent years ended December 31, 2017 and December 31, 2016 and in the subsequent interim period through March 23, 2018, other than in the normal course of the audit, neither we nor anyone on our behalf consulted with PwC USA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that PwC USA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K). We provided the disclosure required by Item 304 to PwC Italy.

Fees Paid to PricewaterhouseCoopers

The following table summarizes the aggregate fees billed to us by PwC Italy and PwC UK and their respective network member firms for services performed in connection with the financial year ended December 31, 2017 and the financial year ended December 31, 2016:

(in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees(1)	$4,111	$4,342
Audit-Related Fees(2)	$765	0
Tax Fees(3)	$50	$29
All Other Fees(4)	$633	$543
TOTAL	$5,559	$4,913
(1)	Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of aggregate fees to PwC for assurance services, other than those included in Audit Fees, related to the sale of our Cardiac Rhythm Management Business Franchise.
(3)	Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.
(4)	Other Fees include fees due to PwC for carve-out advisory services related to the sale of our Cardiac Rhythm Management Business Franchise for the year ended December 31, 2017, and for certain cybersecurity and equity restructuring work in prior years.

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Pre-Approval Policies and Procedures

The Audit and Compliance Committee’s policy is to review and approve the plan and scope of the audit and non-audit services to be provided by the auditors and the fees to be paid for such services. Consistent with the Audit and Compliance Committee Charter, all audit and non-audit services provided by the auditors for the relevant financial years, and the estimated cost of those services, are approved by the Audit and Compliance Committee, which determines whether the services provided by the auditors are compatible with maintaining the auditor independence.

Audit and Compliance Committee Report

The Audit and Compliance Committee is comprised of four non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The Audit and Compliance Committee is governed by a written charter which has been adopted by the Board. A copy of the current Audit and Compliance Committee Charter is available from our website: www.livanova.com, select “Investor Relations” from the drop-down menu, then click on the “Corporate Governance” link located in the horizontal list in the middle of the page.

Our management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal control over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal control over financial reporting. The Audit and Compliance Committee monitors and oversees these processes and is responsible for selecting and overseeing our independent registered public accounting firm. As part of the oversight process, the Audit and Compliance Committee met nine times in 2017. Throughout the year, the Audit and Compliance Committee met with our independent registered public accounting firm, management and head of internal audit, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the Audit and Compliance Committee did, among other things, the following:

•	reviewed and discussed with management and the independent registered public accounting firm our consolidated financial statements for the year ended December 31, 2017 and the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017;
•	oversaw and discussed with management and the head of internal audit the review of internal control over our financial reporting;
•	reviewed management’s representations that our consolidated financial statements were prepared in accordance with GAAP and present fairly our results of operations, financial position, and cash flows;
•	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee;
•	received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit and Compliance Committee concerning independence, and discussed with the independent registered public accounting firm its independence;
•	reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the Audit and Compliance Committee and from the perspective of senior management and the head of internal audit;
•	considered whether the provision of non-audit services by our registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;
•	reviewed the scope of and overall plans for the annual external audit and the internal audit program;
•	reviewed new accounting standards applicable with our CFO, internal audit department and our external auditors;
•	consulted with management with respect to our processes for risk assessment and risk mitigation;
•	reviewed our processes for monitoring compliance with the law and Company policies and Code of Business Conduct and Ethics;
•	reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of December 31, 2017.

Based on its review and report on the Company’s internal control over financial reporting as of December 31, 2017, the Audit and Compliance and Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Francesco Bianchi

Hugh Morrison (Chairman)

Alfred Novak

Andrea Saia

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Proposal 4     Ratification of the Appointment of PwC USA as the Company’s independent registered public accounting firm

The Audit and Compliance Committee has appointed PwC USA as our independent registered public accounting firm for the year ending December 31, 2018, subject to ratification by our shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2018.

We anticipate that a representative of PwC USA will be present at the AGM. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required

This ordinary resolution will be approved if there is an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. This proposal is considered a routine matter and thus brokers are entitled to vote on such proposals in the absence of voting instructions from the beneficial owner. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Audit and Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PwC USA.

Board recommendation

THE BOARD AND THE AUDIT AND COMPLIANCE COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC USA. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

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Share Ownership Information

The following table sets forth, as of April 19, 2018, except where otherwise noted, certain information with respect to the amount of our Ordinary Shares beneficially owned (as defined by the SEC’s rules and regulations) by (1) each of our NEOs, (2) each director, (3) all current executive officers and directors as a group and (4) each person known by us to own beneficially more than 5% of the outstanding Ordinary Shares of LivaNova. We are not aware of any agreements among our shareholders that relate to voting or investment of our Ordinary Shares.

Applicable percentage ownership and voting power is based on 48,627,730 Ordinary Shares outstanding as of April 19, 2018.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Named Executive Officers:
Damien McDonald	20,016	4,451	24,467	*
Thad Huston	2,536	11,502	14,038	*
Douglas Manko	971	—	971	*
Brian Sheridan	20,991	—	20,991	*
Keyna Skeffington	—	1,147	1,147	*
Vivid Sehgal	2,761	—	2,761	*
David Wise	40,822	877	43,199	*
Directors:(3)
Francesco Bianchi	1,830	—	1,830	*
Stefano Gianotti(3)	1,830	—	1,830	*
William A. Kozy	—	—	—	*
Daniel J. Moore(4)	50,296	—	53,882	*
Hugh M. Morrison	2,000	—	2,000	*
Alfred J. Novak	11,850	—	11,850	*
Sharon O’Kane, Ph.D.	2,764	—	2,764	*
Arthur L. Rosenthal, Ph.D.	17,095	—	17,095	*
Andrea L. Saia	1,715	—	1,715	*
All current executive officers and directors as a group (12 persons)	182,563	17,977	200,540	*
5% Holders Not Listed Above:(5)
FMR LLC(6) 245 Summer Street Boston, MA 02210	4,819,007	—	4,819,007	9.99%
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10055	4,796,615	—	5,083,877	10.5%
Franklin Resources, Inc.(8) One Franklin Parkway San Mateo, CA 94403-1906	4,041,910	—	4,041,910	8.4%
*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 19, 2018, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them.

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(2)	Based on total shares outstanding of 48,627,730 at April 19, 2018.
(3)	On March 23, 2018 and as filed on a Form 8-K with the SEC dated March 26, 2018, Mr. Gianotti resigned from the Board with immediate effect in order to pursue his other business interests.
(4)	The Total Beneficial Ownership column excludes 2,586 shares owned by the DJM Family Partnership, Ltd., in which Mr. Moore’s spouse, Grace M. Moore, owns a limited partner interest and holds sole investment power. Mr. Moore disclaims beneficial ownership over such shares.
(5)	5% holders are as at December 31, 2017, as reported on Schedule 13G. There were 48,287,346 total shares outstanding as at December 31, 2017.
(6)	The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2017, based on a Schedule 13G filed on February 13, 2018.
(7)	The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2017, based on a Schedule 13G dated April 6, 2018, filed by BlackRock, Inc. In such Schedule 13G, BlackRock, Inc. reported having sole voting power over 4,981,646 shares, shared voting power over no shares, sole dispositive power over 5,083,877 shares and shared dispositive power over no shares.
(8)	The shares outstanding in the table reflect the number of shares beneficially owned as of December 31, 2017, based on a Schedule 13G dated Feb 7, 2018, jointly filed by Franklin Resources, Inc., Templeton Investment Counsel, LLC, Charles B. Johnson and Rupert H. Johnson in respect of affiliated entities.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and greater-than-10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 (including amendments to such forms) furnished to us during and with respect to the year ended December 31, 2017, no director, officer or beneficial owner of more than 10% of our registered shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in the year ended December 31, 2017 with the exception of Form 4 for Damien McDonald filed two (2) days late for vesting of restricted stock units settled in Ordinary Shares on November 4, 2017.

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General Matters

Shareholder Proposals for the 2019 AGM

Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by us in connection with 2019 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 31, 2018. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with the Articles, and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before our 2019 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 12, 2019, and no later than March 14, 2019. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, our Articles or any other requirements, as applicable.

Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that we include a resolution in our Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.

Saving Resources: Householding and Electronic Communications

We are mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to us in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company law provide ways for us to cut costs and benefit the environment, and we are pleased to embrace these opportunities.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the Internet. On or about April 30, 2018, we will mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of our Ordinary Shares at the close of business on the Record Date, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our 2017 Annual Report. The Notice also contains instructions on how to request a paper copy of the proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.

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Electronic Communications

At our AGM held on June 15, 2016, shareholders voted in favor of a resolution to authorize, under English law, the Company to send notices, documents, or information to shareholders of record by electronic means. In conjunction with our registrars, Computershare Inc., LivaNova in early 2018 offered to its shareholders of record the option of receiving an email notification each time it publishes new shareholder documents on our website. Those shareholders who have supplied us with an email address will no longer receive copies of certain paper documents, such as the Annual Report. Instead they will receive an email containing links to the LivaNova website, where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on the LivaNova website, and those who did not respond to our letter will by default continue to receive notifications in the same way.

Householding of Proxy Materials

The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless LivaNova has received contrary instructions from one or more of the shareholders. LivaNova will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, but not the record holder, of LivaNova Ordinary Shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

Annual Reports and Proxy Materials

On April 30, 2018, we will have begun mailing this proxy statement, the accompanying proxy card (or in respect of CDIs as defined herein, a Form of Proxy), our 2017 UK Annual Report, and our US annual report on Form 10-K (the “US Annual Report”). Copies of these materials filed with the SEC may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits). Our Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.

Expenses of Solicitation

We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. We have engaged the Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.

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Frequently Asked Questions About the AGM

What is a proxy statement and what is a proxy?

A proxy statement is a document that the rules and regulations of the United States including the SEC require us to give to you when it asks you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.

Why did I receive these proxy materials?

We have delivered these printed versions of the notice of AGM in this proxy statement, proxy cards, the 2017 UK Annual Report, and the 2017 US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.

In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.

Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services Plc (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.

Will any other matters be decided at the AGM?

At the date of this proxy statement, we do not know of any other matters to be raised at the AGM other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or our Articles, properly presented for consideration at the AGM, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the AGM and the individuals named in the proxy card will vote on such matters in their discretion.

What is the difference between holding Ordinary Shares as a shareholder of record, as a beneficial owner and holder of CDIs?

If a shareholder is registered on the register of members of the Company in respect of Ordinary Shares, they are considered, with respect to those Ordinary Shares, the shareholder of record. As of April 19, 2018, being the latest practicable date prior to publication of this proxy statement, our shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 23 other shareholders of record. In order to become a shareholder of record of Ordinary Shares, a beneficial owner would need to take steps to withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the Ordinary Shares (i.e., any third party into whose name the Ordinary Shares are transferred). However, where no consideration is given for the transfer of the Ordinary Shares out of the DTC system (i.e., where beneficial ownership of the Ordinary Shares is not changing and there is no third party paying consideration for the Ordinary Shares), no charge to UK stamp duty or SDRT should arise. In addition, if such Ordinary Shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.

If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.

In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, we entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When LivaNova’s Ordinary Shares were de-listed from the London Stock Exchange, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services Plc by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.

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Who is entitled to vote at the AGM?

Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually or in person) and vote at the AGM. Please note the following special cases:

•	Any corporation which is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.
•	Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent.
•	Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/livn or returning a completed Form of Proxy (the “CDI Form of Proxy”) to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent.

What are the total voting rights in the Company?

As of April 19, 2018, being the last practicable date prior to the publication of this proxy statement, there were [48,627,730] Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM. Therefore, the total voting rights in the Company as at April 19, 2018, are [48,627,730].

How do I vote if I am a shareholder of record?

If you are a shareholder of record who is entitled to attend and vote at the AGM, you may vote your Ordinary Shares in person or virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. If you intend to vote in person, you must present government-issued identification. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.

You may appoint a proxy to vote on your behalf using one of the following methods:

•	by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233.
•	by submission via the internet by going to www.envisionreports.com/livn and following the instructions provided; or
•	by telephone, using the number shown on the notice or proxy card;
•	during the AGM, you may submit a ballot at www.meetingcenter.io/239829366. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2018.

To be effective, the proxy appointment must be received by 9:00 a.m. (Central Standard Time) on June 8, 2018 .

Details of how to appoint the chairman of the AGM, or another person, as your proxy are set out in the proxy card.

Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.

The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the AGM. If you have appointed a proxy and attend the AGM and vote in person, your proxy appointment will automatically be terminated.

If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.

If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.

If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.

We will distribute polling cards to any shareholders of record who want to vote in person at the AGM.

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How do I vote if I am a beneficial owner?

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.

If you are a beneficial owner and you wish to vote in person at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and present it to the scrutineers together with your polling card at the AGM. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to:

Computershare Inc.
LivaNova Plc Legal Proxy
PO Box 43001
Providence, RI

USA 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 pm (Central Standard Time) on June 5, 2018.

You will receive a confirmation of your registration by email after we receive your registration materials.

How do I vote if I am a holder of CDIs?

If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at www.envisionreports.com/livn. The password for the meeting is LIVN2018.

Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com).

To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 9:00 a.m. (Central Standard Time) on June 7, 2018 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US). For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the CREST Voting Instruction by the CREST applications host) from which our agent is able to retrieve the CREST Voting Instruction by inquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Voting Agent by other means.

Holders of CDIs and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CDI holder concerned to take (or, if the CDI holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, CDI holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

We may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

After the Voting Agent has received instructions as to how to vote on the resolutions from the CDI holders, it will then complete an omnibus proxy card reflecting such instructions.

If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services Plc (contact details for whom are set in the Form of Direction to be sent by Computershare Investor Services Plc to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.

What should I do if I receive more than one proxy card or Form of Proxy?

If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. It is necessary for you to fill-in, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card).

How is a quorum determined?

The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM.

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What are “routine” and “non-routine” matters and what are “broker non-votes?

Under the rules and interpretations of the New York Stock Exchange (which by extension imposed by the SEC apply to all US brokers), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and, pursuant to a recent amendment to the rules, executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine”.

Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters and can exercise what are called “broker non-votes”.

If you own your Ordinary Shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee is permitted to cast a broker non-vote, but only on non-routine matters. At our AGM, they may only cast broker non-votes with respect to the ratification of the selection of the independent registered public accounting firm. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.

What are the voting requirements to approve the resolutions?

In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.

Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.

Can I change my vote or revoke my proxy?

If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:

•	delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;
•	amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;
•	sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or
•	voting on the poll in person at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy, and you may also change your vote online.

If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 9:00 a.m. (Central Standard Time) on June 7, 2018.

All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.

Who can attend the AGM?

Shareholders of record as at 6:00 p.m. (Central Standard Time) on the Record Date, may attend the AGM. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of person photo identification, in order to be admitted into the meeting.

Shareholders of record may also attend the online AGM at www.meetingcenter.io/239829366. You will need to review the information included on your Notice of AGM or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2018.

If you are the beneficial owner of Ordinary Shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on the Record Date, along with a form of personal photo identification. Alternatively, you may contact the bank, broker or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the AGM.

To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc.. Requests for registration should be directed to:

Computershare Inc.

LivaNova Plc Legal Proxy
PO Box 43001
Providence, RI

USA 02940-3001

Or

Valerie.Gray@computershare.com

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Requests for registration must be labelled as “Legal Proxy” and be received no later than 4:00 pm Central Standard Time on June 5, 2018.

You will receive a confirmation of your registration by email after we receive your registration materials.

If you are a holder of CDIs and would like to attend, speak and vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services Plc (contact details for whom are set out in the Form of Direction to be sent by Computershare Investor Services Plc to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Where is the AGM being held?

The AGM is a hybrid meeting. It is being held at:

Virtual Location:	www.meetingcenter.io/239829366 (password: LIVN2018).
See your proxy card for further details.

Physical Location:	The offices of Locke Lord LLP, 600 Travis St., JP Morgan Chase Tower, Suite 2800, Houston, TX 77002, USA.
The location is pinpointed here: https://www.lockelord.com/thefirm/offices/houston

Can I ask questions at the AGM?

If you were a shareholder on the Record Date and have the right to attend the AGM, you can ask questions at the AGM. If you attend in person, you can do so in person. If you will be attending virtually, there will be a facility to enter your questions online to those in attendance at the AGM’s physical location in Houston, and, subject to meeting rules, a response will be provided verbally for all to hear (whether in person or virtually).

Who will count the votes?

Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.

Where can I find the voting results of the AGM?

The preliminary voting results will be announced at the AGM. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two years thereafter.

Other information

For additional information, please contact company. secretariat@livanova.com.

Other Business

The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

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PROPOSALS

Proposal 5     Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives, and accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our UK Annual Report. This proposal is similar to Proposal 3 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our management and non-management directors and is required under the Companies Act. We encourage shareholders to read the directors’ remuneration report as set forth included in the UK Annual Report and the directors’ Remuneration Policy approved by shareholders in 2016. The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives, and serves to attract and retain high-quality non-management directors.

The Directors’ Remuneration Report for 2017 is set out on pages 53 to 66 of the UK Annual Report. The names of directors whose remuneration is the object of this proposal are set out on page 59 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of our executive director and non-executive director compensation programs.

Vote Required

The advisory vote regarding approval of the UK Directors’ Remuneration Report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2017 UK REMUNERATION REPORT.

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Proposal 6     Global Employee Share Purchase Plan (“ESPP”)

The Company wishes to put in place an all-employee share plan for its employees (including executive directors) worldwide. Where possible, the plan will provide tax benefits for employees. Accordingly, the Board and its Compensation Committee have adopted the LivaNova Global ESPP, the main features of which are summarized in Annex A to this proxy statement and a copy of the provisions of which is produced to the AGM and initialed by the chairman for the purposes of identification. This Proposal is in respect of the approval of the ESPP as set out in the immediately preceding sentence as well as of the authorization of the Compensation Committee of the Board (the “Administrator”) to do all acts and things it is required or permitted to do pursuant to the ESPP to carry the same into effect.

Shareholder approval of the ESPP and its terms is a requirement of the relevant US and French legislation if the applicable US and French tax benefits are to be obtained. This proposal is an ordinary resolution. A summary of the ESPP is set out in Annex A to this proxy statement.

Vote Required

The vote regarding approval of the ESPP requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LIVANOVA GLOBAL ESPP AND FOR THE AUTHORITY GRANTED TO THE COMPENSATION COMMITTEE.

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Proposal 7     To Receive and Adopt the UK Annual Report and Accounts

The Board is required to present at the AGM of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2017. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP in attendance at the AGM.

Vote Required

The vote regarding approval of the UK Annual Report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RECEIPT AND ADOPTION OF THE UK ANNUAL REPORT.

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Proposal 8     Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the annual report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting. PwC UK has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on October 19, 2015. The Audit and Compliance Committee has recommended to the Board the re-appointement of PwC UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required

The re-appointment of PwC UK as our UK statutory auditor requires an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD AND THE AUDIT AND COMPLIANCE COMMITTEE RECOMMEND A VOTE “FOR” THE RE-APPOINTMENT OF PWC UK AS THE COMPANY’S UK STATUTORY AUDITOR UNDER THE COMPANIES ACT TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT AGM AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY.

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Proposal 9     Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor

Under the Companies Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC UK in its capacity as the Company’s UK statutory auditor under the Companies Act.

Vote Required

This authorization requires an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF THE BOARD AND/OR THE AUDIT AND COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION.

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ANNEXES

Annex A     LivaNova Global Employee Share Purchase Plan

Summary of the LivaNova Global ESPP

The ESPP comprises provisions, which apply to all Shares acquired under the ESPP, and separate schedules for participants in the US, in the UK and in all other countries. In order that participants in the US and the UK can take advantage of applicable tax benefits, the US schedule will be established under Section 423 of the Internal Revenue Code of 1986 (of the United States of America) and the UK schedule will be registered with Her Majesty’s Revenue & Customs.

The ESPP was adopted by the Company’s board of directors (the “Board”) on 18 April 2018.

Overview of the ESPP

Participants in the ESPP elect to purchase shares in the Company, using deductions from their monthly salary (their “Contributions”). These Contributions are accumulated for a period of up to 12 months (for US participants, a period of up to six months but this may be varied by the Board to up to 27 months for future calendar years) (the “Offering Period”) and Shares, known as “Investment Shares”, are bought at the end of the Offering Period using the accumulated Contributions.

Investment Shares will be allocated to participants at market value on the date of purchase, except for participants in the US and the UK where, in accordance with applicable legislation:

•	for US participants, Investment Shares will be allocated at a 15% discount to the lower of the market value of Shares at the start of the Offering Period and at the end of the Offering Period.
•	for UK participants Investment Shares will be allocated at the fair market value of a Share at the beginning of the Offering Period or the fair market value of a Share at the date the Share is acquired or the lower of the two values on these dates, as determined by the Administrator.

In place of the 15% discount available to US participants, all other participants will be granted an award of Matching Shares. Matching Shares must be held for a period of up to three years from the date of award.

Any dividends received by participants on their Plan Shares will be reinvested in purchasing further Shares, unless the Administrator determines that the dividend be awarded in cash.

The ESPP operates in conjunction with a trust, which will hold Shares on behalf of employees.

The following is a summary of the principle features of the ESPP.

Eligibility

All employees of the Company and any participating subsidiaries must be offered the opportunity to join the ESPP. The Administrator can set a minimum qualifying period of employment which may not exceed 18 months or, in certain circumstances, six months.

Free Shares

Participants can be awarded Free Shares. In accordance with UK legislation, UK participants can be granted Free Shares with a maximum value of £3,600 in any tax year. All other participants can be granted Free Shares with a maximum value of $10,000 per year.

Free Shares must be awarded on similar terms, although the number of Free Shares awarded to each participant may be varied by reference to remuneration, length of service and hours worked. An award of Free Shares can be subject to performance targets.

Free Shares must be held in the ESPP for a period of up to three years. During this period the participant cannot withdraw the Free Shares from the trust unless the participant leaves employment or a change of control event occurs.

The Administrator can provide that the Free Shares will be forfeited if the employee leaves employment, other than where he leaves due to injury, disability, redundancy, transfer of the employing business or company out of LivaNova Group, retirement or on death (as a “Good Leaver”).

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Investment Shares

The Administrator may invite participants to buy Investment Shares using their Contributions (which, in the case of UK participants, will be deducted from their pre-tax salary). Participants may purchase Investment Shares with a maximum value of:

•	for US participants $25,000 per calendar year;
•	for UK participants the lower of £1,800 or 10 percent of pre-tax salary in any tax year; and
•	for all other participants, the amount set by the Administrator from time to time.

Participants’ Contributions will be accumulated for up to 12 months before being used to buy Investment Shares (or up to six months for US participants although this may varied by the Board up to a period of 27 months for future calendar years). A participant may stop and start Contributions at any time.

The price at which participants can purchase shares under the ESPP is:

•	for US participants, eighty-five percent (the maximum discount allowed under relevant US law) of the fair market value of a Share at the beginning or end of the Offering Period, whichever is the lower;
•	for UK participants the fair market value of a Share at the beginning of the Offering Period or the fair market value of a Share at the date the Share is acquired or the lower of the two values on these dates, as determined by the Administrator; and
•	for all other participants, the fair market value of a Share.

The Administrator determines the fair market value for shares purchased under the ESPP for each Offering Period by reference to the closing price per share on the Nasdaq for the last preceding date on which there was a sale of shares on such exchange.

Investment Shares may be withdrawn from the ESPP by the participant at any time and are not forfeitable in any circumstances. UK participants will have to pay income tax if the Investment Shares are taken out of the ESPP within five years of being bought (unless the participant is a Good Leaver).

A participant’s right to participate in the ESPP shall terminate immediately when the participant leaves employment and any Contributions accumulated shall be refunded as soon as practicable (although for participants that are neither US nor UK employees, this shall only be the case if local rules require it, otherwise Contributions held will be used to acquire Investment Shares on the next allocation date).

Matching Shares

Matching Shares will not be awarded to US participants as they are entitled to acquire Investment Shares at a 15% discount to the purchase price.

Where a non-US participant buys Investment Shares, the Administrator may award the participant free, additional Shares or a conditional award of Shares (known as “Matching Shares”). The number of Matching Shares will be calculated so as to equal the value provided to US participants as a result of the 15% discount to the purchase price, save that UK participants may be awarded a maximum of two Matching Shares for every Investment Share purchased. The Administrator can change the number of Matching Shares awarded as it thinks fit, and must give participants notice of such change before it takes effect.

Matching Shares awarded to UK participants must be held for a period of three years. During this period the participant cannot withdraw the Matching Shares from the ESPP unless the participant leaves employment as a Good Leaver or a change of control event occurs.

Matching Shares awarded to all other participants will usually vest on the third anniversary of grant, unless the participant leaves employment as a Good Leaver or a change of control event occurs in which case the Matching Shares will vest early.

Dividends

The Administrator may allow a participant to reinvest any dividends paid on Free, Investment or Matching Shares in buying additional Shares (“Dividend Shares”) which for UK participants must be held in the ESPP for three years, unless the participant leaves employment or a change of control event occurs. Dividend Shares are not forfeitable in any circumstances.

Voting rights

Participants may direct the trustees of the ESPP how to exercise the voting rights attributable to the Shares held on their behalf. The trustees of the ESPP will not exercise the voting rights unless they receive the participants’ instructions.

Overall plan limits

In any 10-year period, not more than 2.5 million shares may be issued under the ESPP. This limit does not include awards which have lapsed or been forfeited.

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Scaling down

Applications to purchase Investment Shares under the ESPP may be scaled down by the Administrator if applications exceed the number of shares available for purchase for that offering. The provisions provide alternative methods for carrying out any scaling down required, and the Committee may select the method it deems reasonable.

Source of shares

Awards under the ESPP may be granted over newly issued Shares, Shares held in treasury or Shares purchased in the market.

Amendments

Except as otherwise provided, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Award, materially or adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

The Board may not, except as provided above, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (a) increase the limit imposed on the maximum number of Shares which may be issued under the Plan or (b) reduce the price per share of any outstanding Award granted under the Plan.

However, where the Board considers it necessary or desirable to amend or add to the provisions of the ESPP in order to facilitate the operation of the ESPP in any jurisdiction or to enable the ESPP to take advantage of any favourable tax or regulatory treatment, the Board is unrestricted in making such addition or amendment, provided that such addition or amendment does not vary the basic features of the ESPP.

General

Any Shares issued under the ESPP will rank equally with Shares of the same class in issue on the date of allotment except in respect of rights arising by reference to a prior record date.

Awards granted under the ESPP are personal to participants and, except on death, may not be transferred. Awards will not form part of pensionable earnings.

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Annex B     Non-GAAP Reconciliations

This proxy statement includes several non-GAAP financial measures, including adjusted net sales and adjusted net income. The corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are included below.

Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these non-GAAP financial measures help it to evaluate the Company’s performance and operations and to compare the Company’s current results with those for prior periods by adjusting for items that are not related to the ongoing operations of the Company.

Management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter and year to year on a regular basis and for benchmarking against other medical technology companies. The non-GAAP financial measures reflect the Company’s reported operating performance without such items. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP (in millions):

For the Year Ended December 31, 2017*
Net sales – GAAP	$1,012.3
Net sales of discontinued operations(A)	245.2
1,257.4
Constant currency adjustment(B)	(15.7)
ADJUSTED NET SALES	$1,241.7

Adjustments for the year ended December 31, 2017 include:

(A)	Adjustment to include the net sales of the CRM Business Franchise.
(B)	Adjustment to reflect net sales at constant currency rates.
*	Numbers may not add up precisely due to rounding.

For the Year Ended December 31, 2017*
Net loss – GAAP	$(25.1)
Specified Items
Merger and integration expenses(A)	11.6
Restructuring expenses(B)	13.0
Depreciation and Amortization(C)	37.2
Product remediation(D)	4.8
Other income/(expenses) & litigations(E)	3.7
Equity compensation(F)	14.8
CRM business franchise divestiture(G)	83.7
Other impairments(H)	20.9
Acquisition costs(I)	(28.7)
Certain interest adjustments(J)	1.5
Certain tax adjustments(K)	34.3
ADJUSTED NET INCOME	$171.8

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(A)	Merger and integration expenses related to our legacy companies.
(B)	Restructuring expenses related to organizational changes.
(C)	Includes depreciation and amortization associated with purchase price accounting ($5.4m COGS, $0.7m SG&A, $0.4m R&D and $45.9m amortization of intangible assets).
(D)	Costs related to the 3T Heater-Cooler remediation plan.
(E)	Contingent consideration related to acquisitions and legal expenses primarily related to 3T Heater-Cooler defense and other matters ($0.1m COGS, $10.5m SG&A, ($0.3m) R&D, ($0.2m) M&I and $3.2m interest expense).
(F)	Includes $0.6m related to COGS, $16.9m related to SG&A and $1.6m for R&D.
(G)	Includes CRM business franchise impairment of $93.6m and $7.3m of expenses associated with divestiture ($0.1m COGS, $7.0m SG&A, $93.6m Impairment of CRM and $0.2m R&D).
(H)	Includes $13.0m of impairments to an equity method investment, $8.6m of impairments to cost-method investments and $1.0m of tangible asset impairments.
(I)	Costs associated with the acquisitions of ImThera, TandemLife and Caisson. Includes $16.5m in acquisitions costs ($0.2m COGS, $2.3m SG&A, $13.0m R&D and $1.0m M&I) and a $39.4m gain upon acquisition of Caisson.
(J)	Primarily related to intellectual property migration and other non-recurring impacts to interest expense.
(K)	Primarily relates to discrete tax items and the tax impact of intercompany transactions, of which $27.5m related to a net, non-cash charge incurred as a result of the U.S. enacted Tax Cuts and Jobs Act on December 22, 2017.
*	Numbers may not add up precisely due to rounding.

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LivaNova Plc

20 Eastbourne Terrace

London, W2 6LG

United Kingdom

T +44 20 3325 0660

www.livanova.com

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Draft

DATED	2018

LIVANOVA PLC

GENERAL PROVISIONS OF THE LIVANOVA GLOBAL EMPLOYEE SHARE PURCHASE PLAN

Compensation Committee approval	18 April 2018
Board adoption	19 April 2018
Shareholder approval	[• ] 2018
Expiry date	[• ] 2018

Squire Patton Boggs (UK) LLP
7 Devonshire Square
London
EC2M 4YH
United Kingdom
DX 136546 Bishopsgate 2

O +44 20 7655 1000
F +44 20 7655 1001

Reference EAP2.[•             ]

014-3956-4410/13/EUROPE

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i

014-3956-4410/13/EUROPE

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LIVANOVA GLOBAL EMPLOYEE SHARE PLAN

1	Definitions

In these Provisions:

“Acquisition Date” means the date determined by the Nominee in accordance with the Provisions on which it acquires Investment Shares (or, as the case may be, Dividend Shares) on behalf of an Eligible Employee.

“Administrator” means the Equity Compensation Committee (a committee created by the Board of Directors to administer this Plan and other Equity Compensation Plans) or any other person as delegated by the Board of Directors or the Equity Compensation Committee, an example of such person being the Vice President of HR.

“Award” means:

(a)	in relation to Free Shares or Matching Shares, the appropriation of Free Shares or Matching Shares in accordance with the Provisions; and

(b)	in relation to Investment Shares or Dividend Shares, the acquisition of Investment Shares or Dividend Shares on behalf of Participants in accordance with the Provisions;

and reference to Shares being awarded will be construed accordingly.

“Award Date” means the date on which Free Shares and/or Matching Shares are awarded to a Participant under the Plan.

“Board” means the board of directors of the Company or a duly constituted committee of the Board.

“Business Day” means a day on which the Nasdaq or other stock exchange on which the Company’s shares are traded is open for the transaction of business.

“Change of Control” shall mean and includes each of the following:

(a)	a Sale; or

(b)	a Takeover.

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

“Code” means the United States Internal Revenue Code of 1986, as amended.

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“Company” means LivaNova Plc (company number 09451374) whose registered address is at 20 Eastbourne Terrace, London, W2 6LG.

“Contributions” means (i) except with respect to Schedule 1, deductions from a Participant’s Salary or other payment made by the Participant for the purpose of acquiring Investment Shares, and (ii) with respect to Schedule 1, deductions from a Participant’s Compensation (as defined in Schedule 1), in accordance with a Participant’s election in effect during an Offering Period, for the purpose of acquiring Investment Shares pursuant to the provisions of.

“Corporate Event” means, in relation to the Company:

(a)	any demerger, delisting, distribution (other than an ordinary dividend) or other transaction, which, in the opinion of the Administrator, might affect the current or future value of Plan Shares or any Free Share or Matching Share award; or

(b)	any reverse takeover (not falling within the definition of Change of Control), merger by way of a dual listed company or other significant corporate event, as determined by the Administrator.

“Dealing Restrictions” means the Company’s code for dealing in shares by its directors and applicable employees (as amended from time to time) in accordance with relevant legislation or regulation and any other agreement, arrangement, contract or code adopted or entered into by the Company containing provisions similar in purpose and effect.

“Dividend Equivalent” means an amount equal to the ordinary dividends payable on the number of Vested Shares between the Award Date and Vesting.

“Dividend Shares” means Shares acquired through the reinvestment of cash dividends paid on Plan Shares in accordance with section 6 (Dividend Shares and Dividend Equivalents) or, in respect of Awards granted under Schedule 2, Part 4 of Schedule 2.

“Eligible Employee” means any person who, on a date or dates determined by the Administrator:

(a)	is an employee of a Participating Company.

(b)	has held employment with a Participating Company at all times during any relevant Qualifying Period.

(c)	is not under notice of termination of employment either given or received (other than notice given by reason of redundancy or, at the discretion of the Administrator, any other reason); and

(d)	satisfies any other conditions specified by the Administrator (if any) in relation to any employee or group of employees; or

“Employment” means employment with a Group Company.

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“Free Shares” means an award of shares awarded under Part 1 of Schedule 2 to the Plan and/or a conditional right to acquire Shares awarded under Schedule 3 to the Plan.

“Group Company” means:

(a)	the Company;

(b)	any Subsidiary; or

(c)	any other company which is associated with the Company and is so designated by the Administrator.

“Holding Period” means the period for holding Free Shares; Matching Shares or Dividend Shares in the Plan which must be no more than three years (or such other period as determined by the Administrator) beginning on the Award Date.

“Initial Market Value” means in relation to any Shares, the Market Value of those Shares on the Award Date.

“Investment Shares” means Shares which are allocated to a Participant in respect of their Contributions.

“Market Value” means, as of any given date, if the Shares are:

(a)	listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Select Market;

(b)	listed on any national market system; or

(c)	listed quoted or traded on any automated quotation system,

the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

“Matching Shares” means an award of Shares granted under Part 3 of Schedule 2 and/or a conditional right to acquire Shares granted under Schedule 3.

“Nasdaq” means the Nasdaq Stock Market, a United States stock exchange.

“Nominee” means the registered holder of the Plan Shares appointed by the Company for the purpose of the Plan.

“Offering Period” means a specified period not exceeding 12 months during which a Participant’s Contributions are accumulated before being used by the Nominee to acquire Investment Shares or repaying it to that Participant;

“Participant” means any person (including any person acquiring beneficial interest by operation of law) who holds a Conditional Award and/or on whose behalf

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Investment Shares or other Plan Shares or other securities are held by the Nominee under the Plan.

“Participating Company” means for the purposes of the Plan:

(a)	the Company; and

(b)	any Subsidiary and any associated company which, in both cases, is so designated by the Administrator and which has, for the purposes of Schedule 2, entered into a deed of adherence to the Trust.

“Participating Employee” means an employee (including an executive director) of a Participating Company.

“Performance Measures” means the targets or requirements set by the Administrator from time to time which govern the availability, number or value of Free Shares to be awarded.

“Plan” means the LivaNova Global Employee Share Plan 2018 as set out in these Provisions and, for the purposes of Schedule 2, in the Trust deed both as amended from time to time.

“Plan Shares” mean the Shares awarded or allocated to Participants under the Plan and held by the Nominee.

“Provisions” means the provisions of the LivaNova Global Employee Share Plan 2018 as set out in this document, and “Provision” shall be construed accordingly. Where the context requires, “Provisions” may mean a particular section of the Provisions.

“Qualifying Period” means:

(a)	in the case of Free Shares, such period as may be determined by the Administrator in relation to each Award of Free Shares, such period not to exceed 18 months before the Award is made;

(b)	in the case of Investment Shares and Matching Shares where there is an Offering Period, such period as may be determined by the Administrator in relation to each Award of Investment Shares and Matching Shares, such period not to exceed 6 months before the start of such an Offering Period; and

(c)	in the case of Investment Shares and Matching Shares where there is no Offering Period, such period as may be determined by the Administrator in relation to each Award of Investment Shares and Matching Shares, such period not to exceed 18 months before the deduction of Partnership Share Money relating to the Award.

“Salary” means basic salary or any such remuneration paid or made available by an employing company as determined by the Administrator generally or on an individual country basis.

“Sale” means the sale of all or substantially all of the assets of the Company.

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“Share Capital Variation” means:

(a)	a variation in the equity share capital of the Company, including a capitalisation or rights issue, sub-division, consolidation or reduction of share capital;

(b)	a demerger (in whatever form);

(c)	a special dividend or distribution; or

(d)	any other corporate event which might affect the current or future value of Plan Shares and/or Conditional Awards.

“Shares” means ordinary shares in the capital of the Company.

“Subsidiary” means a company which is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006 or Code Section 424(f), as applicable.

“Takeover” shall mean if any person (or a group of persons acting in concert) the “Acquiring Person”):

(a)	obtains Control of the Company as the result of making a general offer to:

(i)	acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or

(ii)	acquire all of the shares in the Company which are of the same class as the Shares; or

(b)	obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or

(c)	becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or

(d)	obtains Control of the Company in any other way.

“Treasury Shares” means qualifying Shares held by the Company in treasury under the provisions of section 724 of the Companies Act 2006.

“Trust” means the trust deed dated [●] 2018 establishing the LivaNova Global Employee Share Plan to which the Provisions are appended.

“Vesting” means a Participant becoming entitled to have the Shares subject to a Conditional Award transferred to him subject to the Plan, and “Vest” and “Vested” shall be construed accordingly.

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2	Operation of the Plan

2.1	Time of operation

The Administrator can operate the Plan at any time subject to any applicable Dealing Restrictions.

2.2	Notification to Participating Companies

As soon as practicable after the Administrator has decided to operate the Plan, the Company will notify the relevant Participating Companies of the proposed operation of the Plan.

2.3	Payments by Participating Companies

The Company may notify each Participating Company of an amount it is required to contribute in respect of Free Shares and/or Matching Shares. If it does so, each Participating Company will pay this amount to the Company to be used for the purposes of the Plan.

2.4	Source of funds

A Participating Company may at any time allocate funds for the purposes of the Plan in accordance with the Provisions, provided that it will only pay to the Trustee such sums as are required in connection with the acquisition of Free or Matching Shares by the Trustee for appropriation to ROW Eligible Employees who are for the time being employed by that Participating Company.

3	Plan limits

3.1	Subject to section 3.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 2.5 million Shares. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

3.2	If any Shares subject to an Award are forfeited or expire, are converted to shares of another entity in connection with a Takeover, Sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, the Shares subject to such Award shall, to the extent of such forfeiture, expiration or conversion, again be available for future grants of Awards under the Plan. The following Shares shall not be added to the Shares authorized for grant under section 3.1 and shall not be available for future grants of Awards:

(a)	Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and

(b)	Shares purchased on the open market with the cash proceeds from the Awards.

3.3	Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan

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approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

4	Form of invitation and application

4.1	When invitations to join the Plan are made:

(a)	The invitations and applications to join the Plan must be made in the form determined by the Administrator from time to time. This may include invitations and applications in writing or by e-mail, internet (or other electronic means) and interactive voice response.

(b)	The invitation and the application will, if applicable, specify whether for that or any future operation of the Plan, Free Shares, Investment Shares and/or Matching Shares may be acquired.

(c)	The completed application must be submitted to the Company or any Participating Company within the period specified in the invitation. An Eligible Employee who has not submitted a completed application will not be able to participate in the Plan.

(d)	The application will take effect from such date as is set out in the application and will continue until such time as the Participant ceases to be a Participating Employee or notifies the Company that he wishes to withdraw from the Plan.

(e)	The application must include an undertaking by the Eligible Employee not to sell or dispose of any interest in the Free Shares and Matching Shares until the end of the Holding Period except in the event of a Change of Control, as set out in section 11.2 (Withholding) or on cessation of employment as set out in the relevant Schedule.

5	Scaling back

If there is a limit on the number of Shares which may be acquired as Investment Shares and the Contributions set out in the application exceed that number, the Administrator will scale down applications by taking any one or more of the following steps:

(a)	reducing the excess of Contributions over any set minimum amount for Contributions proportionately;

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(b)	reducing all monthly Contributions to any set minimum amount for Contributions;

(c)	selecting applications to contribute the minimum amount for Contributions by lot; or

(d)	choosing any other method which they deem appropriate.

(e)	The Administrator will notify Participants of the scaling down and their application will be deemed changed or withdrawn accordingly.

6	Dividend Shares and Dividend Equivalents

6.1	All dividends payable in respect of a Participant’s Plan Shares will belong to the Participant. Unless the Administrator determines otherwise, the Company will procure that any dividends paid will be used to acquire Dividend Shares on behalf of the Participant as the Administrator determines from time to time. Dividend Shares will not be subject to any restrictions or forfeiture and will form part of the Participant’s Plan Shares for the purpose of this section 6.1. Dividend Shares will be held by the Nominee on behalf of the Participant unless and until the Participant or the Administrator direct that the Dividend Shares should be transferred to the Participant or his nominee or sold. Where the Administrator determines that dividends will not be reinvested they will be paid in cash to the Participant.

6.2	Where the Participant is granted Free Shares or Matching Shares under Schedule 3, the Administrator may at any time determine that the Participant will also be granted the right to receive a Dividend Equivalent which may be paid in cash or in Dividend Shares (as determined from time to time by the Administrator). Dividend Equivalents will be paid to the Participant or their nominee at such time as the Shares subject to the Free Share and/or Matching Share award are issued or transferred to the Participant unless the Administrator decides that any Dividend Shares should be held in accordance with section 6.1.

6.3	The Nominee is not required to pay a Participant any interest earned on any dividend to which the Participant is entitled. The Nominee may retain any interest on such terms as the Administrator decides.

7	Events affecting share capital

7.1	Share Capital Variation

(a)	The Participant (or anyone authorised by him) has the right to direct the Nominee on the appropriate action to take (if any) in relation to any right relating to a Participant’s Plan Shares in connection with a Share Capital Variation. The Nominee may not take any action without such a direction. If the Nominee has not received the necessary direction and funds needed to carry out the direction before such time as the Nominee specifies, it will allow the right to lapse. If the Nominee is to be involved in any liability, it may require an indemnity which it considers appropriate from the Participant.

(b)	In the event of a Share Capital Variation, the Administrator may adjust the number or class of Shares or securities subject to any Free Share or Matching Share award.

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7.2	Change of Control and Corporate Events

(a)	The Participant (or anyone authorised by him) has the right to direct the Nominee on the appropriate action to take in relation to any offer or right relating to a Participant’s Plan Shares in connection with a Change of Control or Corporate Event. The Nominee may not take any action without such a direction. On a Change of Control or Corporate Event, any consideration consisting of new shares or securities will be held by the Nominee as Plan Shares as if they were the original Plan Shares.

(b)	In the event of a Change of Control or, if the Administrator so decides, a Corporate Event, a Participant’s Free Shares and/or Matching Shares will Vest at the time of the relevant event.

7.3	Fractional entitlements

Where, following any offer referred to in section 7.1 (Share Capital Variation), the Nominee receives rights or securities in respect of Plan Shares, it will allocate them among the Participants concerned on a proportionate basis, rounding down if necessary. The Nominee will then aggregate any fractions not allocated and sell the unallocated rights and securities. The Nominee will deduct all expenses of sale and applicable tax and social security from the proceeds of sale and distribute the net proceeds of sale proportionately among the Participants whose allocation was rounded down. However, if a Participant’s entitlement is less than the transfer costs (wire fees) to be incurred in distributing the entitlement, the Nominee may retain that entitlement and use it to pay the expenses of the Plan.

8	SHARE rightS

8.1	Rights

Except as otherwise provided in the Plan, Plan Shares will receive identical treatment and rank pari passu in all respects with all other shares of common stock of the Company and in particular in respect of each of the following, where applicable:

(a)	the dividend payable (provided that Plan Shares which have been newly issued may receive, in respect of dividends payable by reference to a period beginning before the date on which such Plan Shares were issued, treatment that is less favourable than that accorded to Shares issued before that date) and further provided that the Nominee may award Shares, a proportion of which will rank for dividends or other rights attaching to Shares by reference to a record date preceding the relevant Award Date and a proportion of which will not. If this happens, the Nominee will award the Shares to each Participant as far as practicable in those same proportions.;

(b)	repayment rights;

(c)	restrictions attaching to the Shares; and

(d)	any offer of substituted or additional shares, securities or rights of any description in respect of Shares.

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8.2	Voting

(a)	The Nominee may invite Participants to direct it on the exercise of any voting rights attaching to Plan Shares registered in the name of the Nominee. The Nominee may not take any action without such a direction. The Nominee will only be entitled to vote on a show of hands if all directions received from Participants who have given directions in respect of a particular resolution are identical. The Nominee will not be under any obligation to call for a poll. In the event of a poll the Nominee will vote in accordance with the directions of Participants.

(b)	The Nominee must not vote in respect any Shares it holds under the Plan which have not been registered in the name of the Nominee.

(c)	A Participant is not entitled to vote, to receive dividends or to have any other rights of a shareholder in respect of Shares subject to a Free Share or Matching Share award until the Shares are issued or transferred to the Participant or to the Nominee to hold on behalf of the Participant.

8.3	Dealing with Plan Shares

Subject to the Provisions the Nominee will deal with a Participant’s Plan Shares at all times in accordance with the lawful directions given by or on behalf of that Participant or any person in whom the beneficial interest in his Plan Shares is for the time being vested. The Nominee will obey any directions given by a Participant in accordance with the Provisions in relation to his Plan Shares and any rights and income relating to those Shares (but in the absence of any such direction, or provision of the Plan, the Nominee need not seek such direction and will take no action).

8.4	Stamp duty on Plan Shares

Any stamp duty payable on a transfer of a Participant’s Plan Shares to him will be paid by the Trustee.

9	Personal data

9.1	By participating in the Plan, a Participant consents to the holding and processing of personal data provided by the Participant to any member of the Group, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(a)	administering and maintaining Participant records;

(b)	providing information to any taxation authority, members of the Group, the trustee of any employee benefit trust, registrars, brokers or third party administrators of the Scheme;

(c)	providing information to future purchasers of the Company or the business in which the Participant works; and

(d)	transferring information about the Participant to a country or territory outside the European Economic Area that may not provide the same statutory protection for the information as the Participant’s home country.

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9.2	Section 9.1 shall not apply to the processing of data of Eligible Employees based in the European Economic Area and instead the Company and any member of the Group will process the data of such Eligible Employees in accordance with:

(i)	the applicable data privacy policy or policies adopted by the Company or other member of the Group; and

(ii)	the data privacy notice(s) provided to the Eligible Employee covering the processing of the Eligible Employee’s data in connection with the Scheme.

10	Notices and directions from Participants

10.1	Any direction to the Nominee in respect of a Participant’s Plan Shares must be given in writing by or on behalf of the Participant or any person in whom the beneficial interest in his Plan Shares is for the time being vested.

10.2	Any notice or other communication under or in connection with the Plan may be given by electronic mail, personal delivery or by sending the same by first class post, in the case of a company to its registered office, and in the case of an individual to his last known address. Where a notice or other communication is given by first class post, it will be deemed to have been received 5 Business Days after it was put into the post properly addressed and stamped.

10.3	The Company may send to the Participants copies of any documents or notices normally sent to its shareholders.

11	Tax

11.1	Capital receipts and other amounts

When the Nominee receives money in relation to Plan Shares or the proceeds of any disposal, it will make the required deductions for tax and social security and pay the balance to the Participant. The Nominee may, however, retain any amount which is less than the transfer costs (wire fees) to be incurred in distributing the amount and use it for the purposes of the Plan.

11.2	Withholding

The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the relevant Group Company, an amount sufficient to satisfy any federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld or otherwise arising with respect to any taxable event concerning a Participant arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, satisfy such obligations by any payment means it deems appropriate including without limitation, by withholding Shares otherwise issuable under an Award (or allowing the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable

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income (or such other number as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries).

12	Amendments

12.1	Except as otherwise provided in section 12.3, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Award, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

12.2	Notwithstanding section 12.1, the Board may not, except as provided in Provision 7, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action:

(a)	increase the limit imposed in section 3.1 on the maximum number of Shares which may be issued under the Plan, or

(b)	reduce the price per share of any outstanding Award granted under the Plan.

12.3	Overseas considerations

Notwithstanding any other provision of the Plan, the Board may amend or add to the provisions of the Plan (by way of schedule or otherwise) as they consider necessary or desirable to facilitate the operation of the Plan in any jurisdiction or to enable the Plan to take advantage of any favourable tax or regulatory treatment, provided that any such addition or amendment does not vary the basic features of the Plan.

13	General

13.1	Relationship between the Plan and employment

The rights and obligations of any individual under the terms of his office or employment with any member of the Group will not be affected by his participation in the Plan or any right which he may have to participate in it and the Plan does not form part of any contract of employment between that individual and any member of the Group. A Participant whose office or employment is terminated for any reason whatsoever (and whether lawful or otherwise) will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of his rights or benefits (actual or prospective) under any Award then held by him or otherwise in connection with the Plan.

13.2	Administrator’s power of interpretation

The Plan will be administered by the Administrator, which may from time to time make and vary Provisions and regulations consistent with the Plan and establish procedures for the administration and implementation of the Plan as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Plan, or of any Provision, regulation or procedure, or as to any question or right arising from or related to the Plan, the decision of the Administrator will be final and binding on all persons.

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13.3	Change in legislation

Any reference in the Plan to any legislation includes a reference to that legislation as from time to time modified, extended or re-extended.

13.4	Termination of the Plan

The Plan will be terminated at the end of the period of 10 years from the date it is approved by the shareholder of the Company or earlier as determined by the Board and, in respect of Awards granted under Schedule 2, in accordance with a Plan Termination Notice issued by the Company to the Nominee pursuant to paragraph 89 of ITEPA Schedule 2 (as defined in Schedule 2).

13.5	Governing law

The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts thereof or of any other jurisdiction.

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Schedule 1
United States Employees

1	Purpose of this schedule

1.1	The purpose of this Schedule 1 is to provide “Eligible Employees,” as such term is defined in this Schedule 1, a convenient opportunity to become shareholders of the Company through payroll deductions.

1.2	The Company intends the Plan, as modified by this Schedule 1, to qualify as an employee stock purchase plan under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the provisions of the Plan, as modified by and provided for in this Schedule 1, shall be construed in a manner consistent with the requirements of Code Section 423; provided, however, that the Company makes no representations to any Eligible Employee of the tax consequences of purchases of Investment Shares.

1.3	The provisions of the Plan (including, without limitation, the maximum number of offered Shares and the ten (10) year term of the Plan) shall apply in this Schedule 1 except as varied or replaced by this Schedule 1.

1.4	All paragraph references are to paragraphs in this Schedule 1.

2	Definitions.

In this Schedule 1 the terms defined below shall have the following meaning and, where applicable, shall replace the relevant definition in Section 1 of the Plan. Defined terms used in this Schedule 1 but not defined below shall have the meaning in Section 1.

“Applicable Restrictions Period” has the meaning given in paragraph 9.2.

“Compensation” means the base pay (including overtime), commissions and bonus amounts paid in cash to an Eligible Employee by a Participating Company with respect to an Offering Period. Notwithstanding the foregoing, the Company, in its sole discretion, may determine to exclude bonuses and commissions from Compensation for any given Offering Period, provided that any such determination shall apply consistently to all Employees who are granted purchase rights for such Offering Period.

“Eligible Employee” shall mean any person who is customarily employed for more than twenty (20) hours per week and for more than five (5) months during any calendar year, and who is having payroll taxes withheld from his/her Compensation on a regular basis, by a Participating Company; provided, however, to the extent permissible under United States Treasury Regulation Section 1.423-2(f), employees of a Participating Company who are solely citizens or residents of a country other than the United States are not Eligible Employees; and provided further, that such employee otherwise meets the eligibility requirements of Section 423 of the Code.

“Offering Period” means a time period consisting of the number of months, not in excess of twenty-seven (27) months, determined pursuant to paragraph 4.

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“Participant” means an Eligible Employee who elects to participate in the Plan pursuant to this Schedule 1.

“Participating Company” means any Participating Company, as defined in Section 1 of the Plan, that employs Eligible Employees who are resident in the United States.

“Purchase Price” has the meaning given in paragraph 8.

“Shares” means shares of common stock of the Company.

3	Eligibility

3.1	Any Eligible Employee may participate in the Plan by completing the appropriate investment election forms specified by the Company, and delivering such forms to the Company by the tenth (10th) day of the month prior to the commencement of an Offering Period. All Participants shall have the same rights and privileges in accordance with Section 423 of the Code.

3.2	No Eligible Employee who becomes a Participant shall be entitled to acquire Investment Shares if, immediately after the acquisition, that Participant (together with any other person whose Investment Shares and other shares of the Company and any Subsidiaries would be attributed to such Participant pursuant to Section 424(d) of the Code) would own Shares and other shares or hold outstanding rights to purchase Shares or other shares, or both, possessing five percent (5%) or more of the total combined voting power or value of Shares and other shares in the Company or in any Subsidiaries.

3.3	No Participant shall have the right to purchase Shares in excess of the limitations specified in Section 423(b)(8) of the Code. Therefore, the maximum value of the Shares and other shares that a Participant may accrue at a rate or acquire in a calendar year under all employee purchase plans (described in Code Section 423) of the Company and its Subsidiaries, when aggregated, is US $25,000 of the Market Value of the Shares and other shares determined on the first day of each Offering Period (which is equal to US $21,250 at 85% of the Market Value).

4	Offering Period

4.1	Initially there will be two (2) Offering Periods each calendar year, each for a six- (6-) month period commencing on January 1 and July 1, and ending on June 30 and December 31, respectively. The Board may change the duration, frequency, start and end date of an Offering Period for future calendar years.

4.2	A Participant shall cease to be a Participant upon the earliest to occur of:

(a)	the date of a withdrawal under paragraph 10 below, or

(b)	the date the Participant otherwise ceases to be an Eligible Employee.

4.3	The start and end of any Offering Period must be set out in the investment election form completed by the Participant pursuant to paragraph 3.1 before the first Contribution is deducted from a Participant’s Compensation. The Offering Period must start on or before the date of the first Contribution.

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4.4	If, during an Offering Period, a transaction or other corporate event described in Code Section 424 occurs, then unless the Plan is assumed, the Offering Period will be shortened by the Board setting a new last day of the Offering Period that is prior to the closing date of such transaction; and the new date of purchase of Investment Shares shall be communicated to the Participants.

5	Making Contributions

5.1	Contributions will be deducted from the Participant’s Compensation on each pay date after the start of the Offering Period.

5.2	All Contributions are made after any payroll deductions for tax and social security contributions.

6	Holding Contributions

The Contributions will be held by the Company or a Participating Company in a non-interest bearing notional account until they are used to acquire Investment Shares on the Participant’s behalf pursuant to paragraph 8 or returned to the Participant pursuant to the provisions of the Plan.

7	Varying Contributions

A Participant may elect to decrease or terminate his rate of Contributions by submitting a notice to the Company on such terms as set by the Company from time to time. The new rate of Contributions will take effect on the date specified by the Company. The Committee may set a limit on the number of times a Participant is permitted to vary his rate of Contributions.

8	Purchase of Shares

8.1	Investment Shares shall be acquired for each Participant (with each Participant’s Contributions for an Offering Period) automatically on the last day of the Offering Period or, if that is not a Business Day, on the previous Business Day. The Company or applicable Participating Company may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes (including employment taxes) which may be required under applicable law, including the withholding of such taxes from other compensation payable to the Participant. Each Participant, however, shall be responsible for the payment of all individual tax liabilities of the Participant relating to his or her participation in the Plan.

8.2	The number of Investment Shares purchased shall be determined by dividing the Participant’s Contributions by the Purchase Price, subject to the adjustments provided for in paragraph 9 below.

8.3	The “Purchase Price” shall be the lesser of (i) 85% of the Market Value of a Share on the first day of the relevant Offering Period, and (ii) 85% of the Market Value of a Share on the last day of the Offering Period.

9	Delivery

9.1	Investment Shares acquired for a Participant under paragraph 8 shall, as determined by the Company, either be delivered (in non-certificated or certificated form) to the

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Participant, a brokerage account established for the Participant at a Company-designated brokerage firm, or to the Nominee to be held on behalf of the Participant.

9.2	Unless otherwise determined by the Company, a Participant may not sell, assign, pledge or otherwise transfer any Investment Shares purchased under the Plan for a period of two (2) years after the beginning of an Offering Period or one (1) year from the last day of an Offering Period for which such Shares were acquired (the “Applicable Restriction Period”) except, pursuant to paragraph 11, upon the death of a Participant. Once any Applicable Restriction Period has expired, a Participant may elect to have the applicable Shares delivered to the Participant or to an account established by the Participant with any brokerage firm.

9.3	The cost of any disposition of Shares acquired through participation in the Plan shall be the sole responsibility of the Participant.

10	Withdrawal

10.1	A Participant whose employment terminates for any reason (including, but not limited to, retirement or death) during an Offering Period and prior to the last day of such Offering Period will be deemed to have withdrawn from the Plan effective immediately upon the date of such termination of employment.

10.2	If a Participant withdraws from the Plan under the terms of this paragraph 10, no Shares will be purchased for the Offering Period in which the Participant’s employment terminates, as applicable. Any Contributions accumulated for the Participant will be returned to the Participant as soon as practicable.

10.3	In the event of the Participant’s death, all Contributions and Shares shall be paid to the Participant’s beneficiary, estate or other party as provided in paragraph 11 below.

11	Designation of Beneficiary

11.1	A Participant may file with the Company a written designation of a beneficiary who is to receive any cash to his or her credit under the Plan in the event of the Participant’s death before the end of an Offering Period, or any Shares and cash to his or her credit under the Plan in the event of the Participant’s death on or after the end of an Offering Period but prior to the delivery of such Shares and cash. A beneficiary may be changed by the Participant at any time by notice in writing to the Company.

11.2	Upon the death of a Participant, the Company shall deliver such Shares or cash, or both, to the beneficiary designated under paragraph 11.1. In the event a Participant dies and is not survived by a designated beneficiary, the Company shall deliver such Shares or cash, or both, to the personal representative of the estate of the deceased Participant. If to the knowledge of the Company no personal representative has been appointed within ninety (90) days following the date of the Participant’s death, the Company, in its discretion, may deliver such Shares or cash, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.3	No designated beneficiary shall, prior to the death of the Participant by whom the beneficiary has been designated, acquire any interest in the Shares or cash credited to the Participant under the Plan.

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12	Waiver

No liability whatever shall attach to or be incurred by any past present or future shareholders, officers or directors, as such, of the Company or any Subsidiary, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied, and any and all liabilities of, and any and all rights and claims against, the Company or any Subsidiary, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Eligible Employee as a part of the consideration for any benefits by the Company under this Plan.

13	Securities Law Restrictions

Shares shall not be issued under the Plan unless (a) the exercise of the related purchase right and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the United States Securities Act of 1933, as amended, and any rules and regulations promulgated pursuant to such laws and with the requirements of any stock exchange upon which the shares may then be listed; and (b) the express approval of counsel for the Company with respect to such compliance is first obtained. The Company reserves the right to place an appropriate legend on any certificate representing Shares issuable under the Plan with any such legend reflecting restrictions on the transfer of the shares as may be necessary to assure the availability of applicable exemptions under federal and state securities laws.

15	Shareholder Approval

In compliance with Code Section 423, the Plan will be submitted to the Company’s shareholders for approval within twelve (12) months following its adoption by the Board; and the effectiveness of this Schedule 1 is subject to approval by the shareholders within such twelve (12) month period.

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Schedule 2
United Kingdom Employees

1	Purpose of this Schedule

1.1	The provisions of this Schedule 2 shall govern invitations made to join the Plan and awards of Free Shares and/or Matching Shares to UK Eligible Employees who are resident in the United Kingdom.

1.2	The Plan must not provide benefits to UK Participants otherwise than in accordance with this Schedule 2 and in particular must not provide cash to UK Participants as an alternative to Shares.

1.3	Section 1.2 does not prohibit an Eligible Employee receiving a benefit from the Company as a result of any Shares held on his behalf under the Plan where that Eligible Employee would have received the same benefit from the Company had the Shares been acquired by that Eligible Employee otherwise than by virtue of the Plan.

1.4	The Company will register the Plan with HM Revenue & Customs in accordance with Part 10 of ITEPA Schedule 2 after it has been adopted by the Board and in any event before the 6 July after the end of the Tax Year in which the first Awards are made.

2	Definitions

In this Schedule the terms defined below shall have the following meaning and, where applicable, shall replace the relevant definition in section 1. Defined terms used in this Schedule but not defined below shall have the meaning in section 1.

“Acquisition Date” means the date determined by the Trustee in accordance with the Provisions on which it acquires Investment Shares (or, as the case may be, Dividend Shares) on behalf of an Eligible Employee.

“Associated Company” has the meaning given to it by paragraph 94 of Schedule 2.

“Connected Company” has the meaning given to it in paragraph 18(3) of ITEPA Schedule 2.

“Contributions” means money deducted from an Eligible Employee’s Salary pursuant to a Partnership Share Agreement and held by the Trustee to acquire Investment Shares or to be returned to such a person.

“Free Share Agreement” means an agreement issued in accordance with the terms set out in Part 1 of this Schedule 2 and, where relevant, Part 4 of this Schedule 2;

“IT(EP)A” means the Income Tax (Earnings and Pensions) Act 2003.

“ITEPA Schedule 2” means Schedule 2 to IT(EP)A.

“Market Value” means the closing price of a Share on any day on which the Nasdaq (or other applicable exchange) is open for business or, in respect of any day on which the Nasdaq (or other applicable exchange) is not open for business, the closing price on the preceding day. If more than one price is shown as the closing

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price the Market Value shall be the lower price plus one half of the difference between the two figures.

“NICs” means National Insurance contributions.

“Partnership Share Agreement” means an agreement issued in accordance with the terms set out in Part 2 of Schedule 2 and, where relevant Parts 3 and 4 of Schedule 2.

“Plan Shares” means Free Shares, Matching Shares, Investment Shares or Dividend Shares subscribed for or purchased by the Nominee under the Plan together with all shares subsequently acquired by the Nominee by virtue of exercising any rights attaching to such Shares and, in respect of Awards made under Schedule 2 together with any new shares (within the meaning of paragraph 87 of ITEPA Schedule 2) (subject always to the provisions contained in paragraph 88 of ITEPA Schedule 2), which remain subject to the Plan.

“Plan Termination Notice” means a notice issued under paragraph 89 of Schedule 2.

“Relevant Employment” means employment by the Company or any Associated Company.

“Salary” has the meaning given to it in paragraph 43(4) of ITEPA Schedule 2.

“Schedule 2 SIP” means a share incentive plan that has been certified by the establishing company as complying with the requirements of ITEPA Schedule 2 and notified to HM Revenue & Customs in accordance with paragraph 81A of ITEPA Schedule 2.

“Surplus Assets” means all other assets being Trust Property of the Trust other than Unawarded Shares, Plan Shares and Partnership Share Money.

“Tax Year” means a period of 12 months beginning on any 6 April and ending on the following 5 April.

“Trustee” means such person or persons who is or are the trustees from time to time of the Plan.

“Trust Property” means any shares, money and other property from time to time in the name of, transferred to or held by the Trustee or under its control and subject to the terms of this deed.

“UK Eligible Employee” means any individual who at the Award Date:

(a)	is an employee of a Constituent Company; and

(b)	is in such employment on:

(i)	the date an Award of Free Shares is made;

(ii)	where an Award of Investment Shares without an Offering Period (and any related Matching Shares) is made, the date of the deduction of Partnership Share Money; and

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(iii)	where an Award of Investment Shares with an Offering Period (and any related Matching Share Award) is made, the date of the first deduction of Partnership Share Money; and

(c)	has held employment with a “qualifying company” (within the meaning given to it in paragraph 17 of ITEPA Schedule 2) at all times during any relevant Qualifying Period; and

(d)	is a UK-resident tax payer (within the meaning set out at paragraph 8(2) of ITEPA Schedule 2);

“Unawarded Shares” means Shares held by the Trustee that have not been awarded to a Participant pursuant to the Provisions, or having been so awarded, have been forfeited by the Participant in accordance with the Provisions.

3	Eligibility

3.1	Participation in other share incentive plans

For the purposes of Awards granted under this Schedule 2, if a person participates in an Award under the Plan in a Tax Year in which that person has already participated in an award of shares under one or more other plans that are ITEPA Schedule 2 SIPs and established by the Company or a Connected Company then the limits set out in:

(a)	paragraph 35 of ITEPA Schedule 2 (maximum annual award of Free Shares); and

(b)	paragraph 46 of ITEPA Schedule 2 (maximum amount of Partnership Share Money deductions);

will apply as if the Plan and other such plans were a single plan.

3.2	Excluded individuals

An individual is not eligible to participate in an Award where:

(a)	their participation is excluded by paragraphs 18 or 18A of ITEPA Schedule 2 (maximum participation in other Schedule 2 SIPs or connected Schedule 2 SIPs in a Tax Year); or

(b)	following the communication from the Administrator in accordance with section 4 (Form of Invitation and Application), the individual has notified the Administrator that he or she does not wish the Trustee to appropriate Shares to him or her.

3.3	Identifying UK Eligible Employees

Whenever the Company intends to offer Plan Shares, the Administrator will identify all individuals who are not then participating in the Plan (and, if applicable, all UK Eligible Employees who have, since the Plan was last operated, revoked under paragraph 3.2(b) any notification previously sent to them) but who are expected to be

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UK Eligible Employees at the Award Date; and will communicate in writing with each of those individuals asking whether they wish to be a Participant.

4	Allocation of funds for purchase of shares

4.1	Source of funds

A Participating Company may at any time allocate funds for the purposes of the Plan in accordance with the Provisions, provided that it will only pay to the Trustee such sums as are required in connection with the acquisition of Free or Matching Shares by the Trustee for appropriation to UK Eligible Employees who are for the time being employed by that Participating Company.

4.2	Amount of funds

The amount of the funds to be allocated will be such amount (if any) as the Administrator may determine and notify to each Constituent Company save that in the case of any Subsidiary such amount (if any) will be determined by agreement between the Administrator and the directors of the Subsidiary.

4.3	Notification of Trustee

The amount of the funds will be notified in writing to the Trustee as soon as it has been determined and will be paid to the Trustee by the Participating Companies. The Administrator will also notify the Trustee of the number of Shares (if any) that are to be made available for subscription by the Trustee and the price at which those Shares are to be offered for subscription.

4.4	Acquisition of Shares by Trustee

The Trustee will apply the amount paid to it under paragraph 4.1 in the acquisition of Shares if and to the extent that Shares are offered to it and at the price notified to it pursuant to paragraph 4.3 and any balance will be applied in purchasing Shares from existing shareholders (and paying any stamp duty which arises as a result of that purchase, or other expenses of the Trustee incurred in operating the Plan).

5	Determination of initial market value

Before Shares are appropriated by the Trustee on any occasion, the Trustee will determine the Initial Market Value of such Shares in accordance with these Provisions.

6	Making of awards

6.1	Free Share Awards

The Administrator may at any time (subject always to paragraph 7) make an award of Free Shares in accordance with Part 1 of this Schedule 2.

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6.2	Partnership Share Awards

The Administrator may at any time (subject always to paragraph 7) make arrangements to put in place Partnership Share Agreements in accordance with Part 2 of this Schedule 2.

6.3	Matching Share Awards

Where Partnership Share Agreements are to be or have been put in place, the Administrator may (subject always to paragraph 7) award Matching Shares in accordance with Part 3 of this Schedule 2.

6.4	Dividends

Each Free Share Agreement and Partnership Share Agreement will make provision (subject always to paragraph 7) in relation to dividends in accordance with Part 4 of this Schedule 2.

7	Obligations of participants

7.1	Contract for Plan Shares

Section 4.1(e) shall not apply to Awards granted under Schedule 2.

Subject to paragraph 7.2 each Participant is bound in contract with the Company:

(a)	to permit his Free Shares, Matching Shares and/or Dividend Shares (as the case may be) to remain in the hands of the Trustee throughout the relevant Holding Period;

(b)	not to assign, charge or otherwise dispose of the beneficial interest in his Plan Shares during the relevant Holding Period; and

(c)	if he directs the Trustee to transfer the ownership of his Plan Shares to him at any time during the Holding Period (or at any other time at which the Participant suffers a liability to income tax or NICs on his Plan Shares as a result of such a transfer), to pay to the Trustee before the transfer takes place a sum equal to such income tax and NICs to enable the Trustee to meet its PAYE obligations pursuant to paragraph 79 of ITEPA Schedule 2.

7.2	Holding Period

For the purposes of paragraph 7.1:

(a)	in relation to each Award of Free Shares or Matching Shares, the Holding Period is a period specified by the Administrator, of not less than 3 years beginning with the Award Date, and will be the same for all Participants who receive an Award at the same time. The Holding Period may not be increased in respect of Free Shares or Matching Shares already awarded under the Plan; and

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(b)	in respect of Dividend Shares the Holding Period is the period of 3 years beginning with the relevant Acquisition Date. The Holding Period may not be increased in respect of Dividend Shares already awarded under the Plan.

7.3	Plan Shares and Company events

Section 7 (Events affecting Share Capital) shall not apply to Awards granted under Schedule 2.

Paragraph 7.1 does not prevent the Participant from directing the Trustee to:

(a)	accept an offer for any of their Free, Matching or Dividend Shares (in this Provision referred to as ‘the Original Shares’), if such acceptance or agreement will result in a new holding, as defined in Section 126(1)(b) of the Taxation of Chargeable Gains Act 1992, being equated with the Original Shares for the purposes of capital gains tax; or

(b)	agree to a transaction affecting their Original Shares or such of them as are of a particular class, if the transactions would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

(i)	all the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or

(ii)	all the shares, or shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participating in a plan that is a Schedule 2 SIP; or

(c)	accept an offer of cash, with or without other assets, for their Original Shares if the offer forms part of a general offer which is made to holders of shares of common stock of the Company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of the Company, within the meaning of section 450 of the Corporation Tax Act 2010; or

(d)	accept an offer of a qualifying corporate bond (as construed in accordance with section 117 of the Taxation of Chargeable Gains Act 1992), whether alone or with cash or other assets or both, for his Original Shares if the offer forms part of a general offer which is made as mentioned in section 7.3(c).

8	Company reconstructions, amalgamations etc.

Section 7.2 (Change of Control and Corporate Events) shall not apply to Awards granted under Schedule 2.

In the event of a transaction relating to the Company that falls within the definition of “company reconstruction” in paragraph 86 of ITEPA Schedule 2, Plan Shares will be dealt with in accordance with paragraph 87 of ITEPA Schedule 2.

9	Rights Issues

Sections 7.1 (Share Capital Variation) and 7.3 (Fractional Entitlements) shall not apply to Awards granted under Schedule 2.

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(a)	Notification of Participants

In the event of the Company making an offer to its shareholders on a rights basis such offer will be extended to the Trustee in respect of the total number of Plan Shares. The Trustee will notify each Participant concerned of the rights that are attributable to his Plan Shares. A Participant will be at liberty to direct the Trustee to accept such offer in respect of all of his Plan Shares and subject to paragraph (b) any shares subscribed for by the Trustee under this Provision will be treated as Plan Shares in relation to any Participant and any cash arising from the disposal of rights (except insofar as used to accept the offer) will be accounted for to the relevant Participant (subject to deduction of any applicable income tax and NICs).

(b)	Excluded events

Paragraph (a) does not apply:

(i)	to shares and securities allotted as the result of taking up a rights issue where the funds to exercise those rights were obtained otherwise than by virtue of the Trustee disposing of rights in accordance with this Provision; or

(ii)	where the rights to a share issue attributed to Plan Shares are different from the rights attributed to other ordinary shares of the Company.

10	Termination of plan

10.1	If the Plan is terminated pursuant to section 13.4 (Termination of the Plan), the Company will without delay following execution of a Plan Termination Notice provide a copy of the notice to the Trustee, HM Revenue & Customs and each individual who has Plan Shares or who has entered into a Partnership Share Agreement which was in force immediately before the Plan Termination Notice was issued.

10.2	On the issue of a Plan Termination Notice or on the expiry of the Trust Period paragraph 90 of ITEPA Schedule 2 will have effect.

10.3	If:

(a)	the Plan is no longer to be a Schedule 2 SIP by virtue of paragraph 81H of ITEPA Schedule 2 (HM Revenue & Customs determining that the Plan does not or has not met the requirements of Schedule 2) or paragraph 81I of ITEPA Schedule 2 (the Company failing to pay a fine for less serious non-compliance with ITEPA Schedule 2); or

(b)	a Plan Termination Notice is issued;

any Partnership Share Money held on behalf of UK Eligible Employees will be repaid to them as soon as practicable after the closure notice or default notice is given by HM Revenue & Customs to the Company or the Plan Termination Notice is notified to the Trustee, subject to deduction of income tax under PAYE and employee’s NICs.

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Part 1

1	Free shares

1.1	Awarding Free Shares

Where the Administrator decides to offer Free Shares, it will notify the Trustee of the date that is to be the relevant Award Date. Those UK Eligible Employees who wish to participate in the Plan in respect of that offer will within the period of 14 days after receipt of the communication referred to in section 4 (or such further period as the Administrator may allow) enter into a Free Share Agreement in accordance with the provisions of this Part 1.

1.2	Number of Shares in Awards

Subject to paragraph 1.3, the number of Free Shares to be appropriated by the Trustee to each UK Eligible Employee on any Award Date will be determined by the Administrator and the entitlement of each UK Eligible Employee expressed as:

(a)	a fixed number of Shares; and/or

(b)	a fixed number of Shares determined by the Administrator by reference to a proportion of Salary; and/or

(c)	a fixed amount determined by the Administrator (whether by reference to a number of Shares or a number of Shares with a market value equal to a fixed sum).

1.3	Conditions for Awards

In respect of each Award of Free Shares:

(a)	in any year the basis of calculation of the entitlement of each UK Eligible Employee will be the same;

(b)	every UK Eligible Employee will be invited to participate on the same terms and that those who do participate must actually do so on the same terms; and

(c)	the aggregate of the Initial Market Value of the Free Shares appropriated to a UK Eligible Employee in any Tax Year will not exceed £3,600 or such other amount as may be prescribed from time to time for the purposes of paragraph 35 of ITEPA Schedule 2.

1.4	Free Shares to be held by Trustee

The Free Shares to which each UK Eligible Employee is entitled as a result of the determinations described above will be appropriated to the UK Eligible Employee at the aggregate of their Initial Market Values but will be registered in the name of the Trustee on their behalf.

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1.5	Pro-rating of Shares with different rights

In the event that the Trustee acquires Shares for appropriation on an Award Date and some of those Shares carry a right of any kind which is not carried by every other Share, then the Shares which carry such right will so far as practicable be appropriated pro rata according to the number of Shares appropriated to each UK Eligible Employee on the Award Date.

1.6	Awards may be subject to Performance Allowances

“Performance Allowances” means the criteria for an Award of Free Shares where:

(a)	whether Shares are awarded; or

(b)	the number or value of Shares awarded;

is conditional upon performance targets being met.

The number of Free Shares (if any) to be appropriated to each UK Eligible Employee on a given Award Date may be set by reference to such Performance Allowances as may be determined by the Administrator provided that:

(a)	the Administrator must adopt either Method 1 as set out in paragraph 1.8 or Method 2 as set out in paragraph 1.9 below;

(c)	the Performance Allowances will be determined by reference to such fair and objective criteria (performance targets) relating to business results as the Administrator may determine over such period as the Administrator may specify;

(d)	performance targets must be set for performance units of one or more employees;

(e)	for the purposes of an Award of Free Shares an employee must not be a member of more than one performance unit; and

(f)	all UK Eligible Employees must be subject to the same Performance Allowances determined in accordance with these Provisions.

1.7	Notice to Participants of Performance Allowances

Where the Administrator decides to use Performance Allowances in relation to an Award it will, as soon as reasonably practicable:

(a)	notify each UK Eligible Employee participating in the Award of the performance targets and measures which, under the Plan, will be used to determine the number or value of Free Shares awarded to him; and

(b)	notify all UK Eligible Employees of any Constituent Company, in general terms, of the performance targets and measures to be used to determine the number or value of Free Shares to be awarded to each Participant in relation to the Award.

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1.8	Performance Allowances: method 1

By this method:

(a)	at least 20% of the Free Shares awarded in any performance period will be awarded without reference to performance;

(b)	the remaining Free Shares will be awarded by reference to performance; and

(c)	the highest number of Shares awarded to an individual by reference to performance in accordance with sub-paragraph (b) in any period will be no more than four times the highest number of shares awarded to an individual without reference to performance in accordance with sub-paragraph (a).

If this method 1 is used:

(i)	the Free Shares awarded without reference to performance (sub-paragraph (a)) will be awarded on the same terms mentioned in paragraph 1.2 as qualified by paragraph 1.3; and

(ii)	the Free Shares awarded by reference to performance (sub-paragraph (b)) need not be allocated on the same terms mentioned in paragraph 1.2 as qualified by paragraph 1.3.

1.9	Performance Allowances: method 2

By this method:

(a)	some or all Free Shares will be awarded by reference to performance;

(b)	the Award of Free Shares to UK Eligible Employees who are members of the same performance unit (as referred to in paragraph 1.6) will be made on the same terms mentioned in paragraph 1.2 as qualified by paragraph 1.3; and

(c)	Free Shares awarded to each performance unit will be treated as separate Awards.

1.10	Forfeiture

For the purposes of this sub-paragraph, “Forfeiture Period” means a period of no more than 3 years beginning with the date on which the relevant Free Shares are awarded to the Participant and specified in the relevant Free Share Agreement.

The Free Shares to be appropriated to each UK Eligible Employee on a given Award Date may at the Administrator’s discretion be made subject to forfeiture (meaning that a Participant will cease to be beneficially entitled to them):

(a)	on the Participant ceasing to be in Relevant Employment at any time in the Forfeiture Period; and/or

(b)	on the Participant withdrawing the Free Shares from the Plan during the Forfeiture Period,

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otherwise than by reason of death, injury, disability, redundancy, retirement, a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006 or the employing company of the Participant ceasing to be an Associated Company provided that the forfeiture of Free Shares will not be linked to the performance of any person or persons and the same provision for forfeiture will apply in relation to all Free Shares appropriated at the same award Date.

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Part 2

2	INVESTMENT SHARES

2.1	Invitation to acquire Investment Shares

The Administrator may at any time invite every UK Eligible Employee to enter into a Partnership Share Agreement in accordance with the provisions of this Part 2 of Schedule 2 and will specify in the invitation (or other information issued with, or made available to UK Eligible Employees at the same time as, the invitation):

(a)	if the Administrator in its absolute discretion has so decided, the maximum aggregate number of Shares to be included in all Awards of Investment Shares in response to that invitation;

(b)	if the Administrator has so determined, the minimum amount to be deducted under a Partnership Share Agreement on any occasion (provided that the amount must be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on that occasion and must not be greater than £10);

(c)	whether or not there is to be an Offering Period (which must not exceed 12 months) and if so:

(i)	its length; and

(ii)	whether the number of Shares acquired on behalf of each Participant will be determined by reference to:

(A)	the Market Value of the Shares at the beginning of the Offering Period;

(B)	the Market Value of the Shares on the Acquisition Date; or

(C)	the lower of the Market Value of the Shares at the beginning of the Offering Period and the Market Value of the Shares on the Acquisition Date.

2.2	Forfeiture

Investment Shares must not be subject to any provision under which they may be forfeited while the Participant is in Relevant Employment.

2.3	Contents of Partnership Share Agreement

Each Partnership Share Agreement must contain:

(a)	a notice as prescribed under paragraph 48 of ITEPA Schedule 2 (statement as to possible effect on Participant’s entitlement to social security benefits, statutory sick pay and statutory maternity pay);

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(b)	an undertaking by the Company to notify each Eligible Employee of any restriction on the number of Shares to be included in an Award, which must be given:

(i)	if there is no Offering Period, before the deduction of the Contributions relating to the Award; and

(ii)	if there is an Offering Period, before the beginning of the Offering Period relating to the Award; and

(c)	if there is to be an Offering Period, its length and which Market Value (from the alternatives specified in paragraph 2.1(c)(ii)) will be applied to determine the number of Investment Shares to be acquired.

2.4	Authority for deductions from salary

Subject to the Provisions, the amount of Contributions will be the amount that an Eligible Employee specifies in the Partnership Share Agreement that they are willing to allow to be deducted from Salary (whether paid monthly or at other intervals).

2.5	Limits on deductions

The maximum permitted amount of Contributions deducted from the Participant’s Salary may not exceed the lowest of:

(a)	£1,800 in any Tax Year or such other amount as may be prescribed from time to time for the purposes of paragraph 46 of ITEPA Schedule 2;

(b)	where there is an Offering Period, 10% of the total of the payments of Salary made to such employee over that Offering Period or if there is no Offering Period, 10% of the Salary payment from which the deduction is made; and

(c)	such maximum amount (if any) as may have been determined by the Administrator for this purpose and specified in every invitation issued to UK Eligible Employees on that occasion.

Any amount deducted in excess of that allowed by this paragraph 2.5 must be paid over to the relevant Eligible Employee, subject to both deduction of income tax under PAYE and employee’s NICs, as soon as practicable.

2.6	Investment of Partnership Share Money

The Company and Participating Companies will, as soon as practicable after deduction from a Participant’s Salary, pass Contributions to the Trustee who will place such Contributions into an account with any bank as defined in section 1120 of the Corporation Tax Act 2010, in particular:

(a)	a person following within section 1120(2)(b) of the Corporation Tax Act 2010; or

(b)	a firm falling within section 1120 (2)(c) of the Corporation Tax Act 2010;

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until such money is either used to acquire Investment Shares on the relevant Acquisition Date, or, in accordance with the Plan, returned to the Eligible Employee from whose salary such Contributions have been deducted. The Trustee will account for any interest arising on this invested money to the Eligible Employee from whose Salary the Contributions have been deducted.

2.7	Purchasing Investment Shares

(a)	If there is no Offering Period the Trustee will acquire Investment Shares on behalf of an Eligible Employee using the Contributions on the Acquisition Date (which must be within 30 days of the last date on which the relevant deduction of Contributions was made, or such later date as may be allowed by paragraph 50(4) of ITEPA Schedule 2) and the number of Shares awarded to each employee will be determined in accordance with the Market Value of the Shares on that date.

(b)	If there is an Offering Period, the Trustee will acquire Shares on behalf of the Eligible Employee using the Contributions on the Acquisition Date (which must be within 30 days of the end of the Offering Period, or such later date as may be allowed by paragraph 52(5) of ITEPA Schedule 2) and the number of Shares acquired on behalf of each Participant will be determined by reference to the method for setting Market Value of the Shares specified in the relevant invitation (or related information) in accordance with paragraph 2.1(c)(ii).

2.8	Refund of surplus deductions

Any surplus Contributions remaining after the acquisition of Shares by the Trustee:

(a)	may, with the agreement of the Participant, be carried forward to the next Offering Period or the next deduction as the case may be; and

(b)	in any other case, will be paid over to the Participant, subject to deduction of both income tax under PAYE and employee’s NICs, as soon as practicable.

2.9	Stopping and re-starting deductions

A Participant may stop and re-start deductions as follows:

(a)	A Participant may at any time give notice in writing to the Company to stop deductions under a Partnership Share Agreement.

(b)	A Participant who has stopped deductions may subsequently give notice in writing to the Company to re-start deductions under a Partnership Share Agreement, but may not make up deductions that have been missed.

(c)	If the Award of Investment Shares is subject to one or more Offering Periods, a Participant may not re-start deductions more than once in any Offering Period.

(d)	Subject to a later date being specified in the notice:

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(i)	the Company must within 30 days of receiving a notice under sub-paragraph(a), ensure that no further deductions are made by it under the Partnership Share Agreement; and

(ii)	the Company must on receiving a notice under sub-paragraph (a) re-start deductions under the Partnership Share Agreement not later than the date of the first deduction due under the Partnership Share Agreement more than 30 days after receipt of the notice under sub-paragraph (a).

2.10	Withdrawing from a Partnership Share Agreement

An Eligible Employee may withdraw from a Partnership Share Agreement at any time by notice in writing to the Company. Unless a later date is specified in the notice, such a notice will take effect 30 days after the Company receives it. Any Contributions then held on behalf of an Eligible Employee will be paid over to that Eligible Employee as soon as practicable. This payment will be subject to deduction of income tax under PAYE and employee’s NICs.

2.11	Withdrawal of Investment Shares from the Plan

Once Investment Shares have been awarded to an Eligible Employee, he or she may at any time withdraw any or all Investment Shares from the Plan.

2.12	Participant leaving

If a Participant ceases to be in Relevant Employment for any reason Investment Shares will be withdrawn from the Plan and any Contributions held by the Trustee on his or her behalf will, subject to deduction of income tax under PAYE and employee’s NICs, be repaid to the Participant as soon as reasonably practicable.

2.13	Roll-over of Partnership Share Agreement

If a transaction occurs during an Offering Period which results in a new holding of shares being equated for the purposes of capital gains tax with any of the Shares to be acquired under the Partnership Share Agreement, the employee may agree that the Partnership Share Agreement will have effect after that transaction as if it were an agreement for the purchase of shares comprised in the new holding.

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Part 3

3	MATCHING SHARES

3.1	Requirements for Matching Shares

Matching Shares must:

(a)	be Shares of the same class and carrying the same rights as the Investment Shares to which they relate;

(b)	subject to paragraph 3.3, be awarded on the same day that the Investment Shares to which they relate are acquired on behalf of the Participant; and

be awarded to all UK Eligible Employees on exactly the same basis.

3.2	Contents of Partnership Share Agreement

Each Partnership Share Agreement will:

(a)	set out the basis on which a Participant is entitled to Matching Shares in accordance with this Part 3 of Schedule 2; and

(b)	specify the ratio of Matching Shares to Investment Shares for the time being offered by the Company (provided that such ratio may not exceed 2:1) and the circumstances and manner in which the ratio may be changed by the Administrator.

The Administrator may vary the ratio before Investment Shares are acquired. Each Participant must be notified of the terms of any such variation before his Investment Shares are awarded under the Partnership Share Agreement.

3.3	No fractions of Matching Shares

If the number of Investment Shares on that day are not sufficient to allow a whole Matching Share to be appropriated, the match will be made when sufficient Investment Shares have been acquired to allow at least one Matching Share to be appropriated.

3.4	Notification of Participants

As soon as practicable after any Matching Shares have been appropriated by the Trustee to a Participant, the Trustee will give the Participant notice of the appropriation specifying the number and description of Matching Shares appropriated, their Initial Market Value, the Award Date and the applicable Holding Period.

3.5	Forfeiture

(a)	For the purposes of this sub-paragraph, “Forfeiture Period” means a period of no more than 3 years beginning with the date on which the relevant Matching Shares are awarded to the Participant and specified in the relevant Partnership Share Agreement.

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(b)	Matching Shares to be appropriated to each Eligible Employee on a given Award Date may at the Administrator’s discretion be made subject to forfeiture (meaning that a Participant will cease to be beneficially entitled to them) in the circumstances set out at paragraph (c) provided that:

(i)	the forfeiture of Matching Shares will not be linked to the performance of any person or persons; and

(ii)	the same provision for forfeiture will apply in relation to all Matching Shares included in the same Award of Matching Shares.

(c)	The circumstances in which the Administrator may determine that Matching Shares may be subject to forfeiture are:

(i)	on the Participant ceasing to be in Relevant Employment at any time in the Forfeiture Period; and/or

(ii)	on the Participant withdrawing the Matching Shares from the Plan in the Forfeiture Period; and/or

(iii)	on the Participant withdrawing the Investment Shares in respect of which those Matching Shares were awarded from the Plan within the Forfeiture Period;

otherwise than by reason of death, injury, disability, redundancy, retirement, a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006 or the employing company of the Participant ceasing to be an Associated Company.

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Part 4

4	DIVIDEND SHARES

Section 6 shall not apply to Awards granted under Schedule 2.

4.1	Rights and obligations of Dividend Shares

Each Free Share Agreement or Partnership Share Agreement as appropriate will set out the rights and obligations of the Participant in respect of dividends paid on Plan Shares.

4.2	How dividends are dealt with

The Administrator may in its absolute discretion:

(a)	direct that the Trustee apply all dividends attributable to Shares awarded to Participants to acquire Dividend Shares;

(b)	direct the Trustee to pay all dividends attributable to Shares awarded to Participants in cash to such Participants;

(c)	offer Participants the choice of either (a) or (b) above; or

(d)	revoke any direction for reinvestment of cash dividends.

4.3	Requirements for Dividend Shares

Dividend Shares must be shares:

(a)	of the same class and carrying the same rights as the Shares in respect of which the dividend is paid; and

(b)	which are not subject to any provision for forfeiture while the Participant is in Relevant Employment.

4.4	Nature of Dividend Shares

For the purposes of this Part 4, Dividend Shares are those acquired under this Plan and those acquired under any other plan established by the Company or any Associated Company that is a Schedule 2 SIP. In exercising its powers in relation to the acquisition of Dividend Shares the Trustee must treat Participants fairly and equally.

4.5	Acquisition of Dividend Shares

Where Dividend Shares are to be acquired the Trustee will apply all of the cash dividend to acquire Shares on behalf of the Participant on the Acquisition Date (which must be within 30 days of the date on which the relevant dividend was received by the Trustee, or such later date as may be allowed by paragraph 66(4) of ITEPA Schedule 2). The number of Dividend Shares acquired on behalf of each Participant will be determined by the Market Value of the Shares on the relevant Acquisition Date.

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4.6	Carry-forward of excess amounts

Any amount that is not reinvested:

(a)	because the amount of the cash dividend is insufficient to acquire a whole Share; or

(b)	because there is an amount remaining after acquiring the Dividend Shares;

may be retained by the Trustee and carried forward to be added to the amount of the next cash dividend to be reinvested, but will be held so as to be separately identifiable for the purposes of paragraph 4.7.

4.7	Repayment of amounts not reinvested

If:

(a)	the Participant ceases to be in Relevant Employment; or

(b)	a Plan Termination Notice is issued;

any cash dividend that has not been reinvested will be paid to the Participant as soon as practicable after the end of that period or on cessation of Relevant Employment, as applicable. On making such a payment, the Participant will be provided with the information specified in paragraph 80 of ITEPA Schedule 2.

4.8	Dividend Shares ceasing to be Plan Shares

Where a Participant is charged to tax in the event of Dividend Shares ceasing to be subject to the Plan, he will be provided with the information specified in paragraph 80(4) of ITEPA Schedule 2.

4.9	Participant leaving

If a Participant ceases to be in Relevant Employment for any reason any cash dividend that has not been reinvested will be paid to the Participant as soon as practicable.

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Schedule 3
Rest of World Employees

1	Purpose of this Schedule

The provisions of this Schedule 3 shall govern invitations made to join the Plan and awards of Free Shares and/or Matching Shares to ROW Eligible Employees who are not resident in either the United States of America or the United Kingdom.

Defined terms used in this Schedule shall have the meaning in Section 1.

1.1	Non-transferability of Awards

Every Award granted pursuant to this Schedule 3 is personal to the Participant to whom it is granted and must not be transferred, assigned, charged or mortgaged (except on death). If a Participant does or attempts to do any of these things, voluntarily or involuntarily, the Award will lapse.

2	Free Shares

2.1	Awards of Free Shares

The Administrator will award Free Shares to each Participant who is an Eligible Employee on the Award Date on the basis set out paragraph 2.3.

2.2	Limit

If the Plan is operated to provide Free Shares each Participant may be awarded, in any 12-month period, Free Shares with a maximum Initial Market Value of $10,000, or such other amount as determined by the Administrator in respect of that award of Free Shares.

2.3	Terms relating to Free Shares

Before the award of Free Shares, the Administrator will determine the following:

(a)	the method for calculating the number of Free Shares to be awarded for that operation of the Plan, including any Performance Measures which apply;

(b)	the Holding Period; and

(c)	any forfeiture provisions under paragraph 2.5.

2.4	Notification by the Company

(a)	At the time of, or as soon as practicable after, the award of Free Shares, the Company will notify each Participant of the award. The Company will include in the notification:

(i)	the number of Free Shares subject to the award; and

(ii)	the applicable Holding Period.

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(b)	If Performance Measures apply to the availability, number or value of Free Shares, the Company will notify Participants of the Performance Measures.

2.5	Forfeiture of Free Shares

Subject to paragraph 5.2(a), the Administrator may decide that an award of Free Shares will be made on the basis that, if Participants cease to be employed by a Group Company for any reason during the Holding Period (other than by reason of paragraph 5.2 or a Change of Control), they will forfeit the award.

3	Investment Shares

3.1	Amount of Contributions

(a)	The Administrator will determine the maximum Contribution which will apply in relation to the operation of the Plan from time to time and any such maximum will be set out in the application or otherwise notified to the Participant. If Contributions exceed these limits, the excess amount will be repaid to the Participant as soon as practicable.

(b)	The Administrator may from time to time set a minimum amount for Contributions on any occasion, irrespective of the intervals at which Contributions are to be made. If there is such a minimum amount, it will be set out in the application or otherwise notified to the Participant.

3.2	Making Contributions

(a)	The Contributions will be deducted from the Participant’s Salary on each pay date after the Participant’s application has taken effect pursuant to paragraph 3.2(d) or on such other date(s) as the Administrator may decide.

(b)	Where local rules prohibit deductions from Salary, the Participant may be permitted to make regular cash or other payments on such terms as the Administrator determine.

(c)	If the Administrator so decide from time to time, the Participant may be permitted to make a lump sum Contribution on such terms as the Administrator determine. Any lump sum Contribution permitted by the Administrator, when added to the Contributions made under paragraph 3.2(a) or 3.2(b) must not exceed the limits set for the relevant operation of the Plan pursuant to paragraph 3.1(a).

(d)	All Contributions are made after any deductions for tax and social security contributions.

(e)	If a Participant ceases to be a Participating Employee, no further Contributions will be made.

3.3	Holding Contributions

The Contributions will be held by the Nominee, the Company or any relevant Participating Company in a non-interest bearing account until they are used to

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acquire Investment Shares on the Participant’s behalf or returned to the Participant pursuant to the Provisions.

3.4	Use of Contributions on leaving the Plan

Where a Participant:

(a)	gives notice to withdraw from the Plan under paragraph 3.8; or

(b)	ceases to be a Participating Employee,

any Contributions held for the Participant will be used to acquire Investment Shares on the next allocation date, unless local rules require such Contributions to be returned to the Participant.

3.5	Excess Contributions

If so specified in the application, the Company may carry forward and add to the amount of the next Contribution any Contributions, or part thereof, not used to acquire Investment Shares. Alternatively, the Company may pay the excess to the Participant as soon as practicable.

3.6	Stopping and re-starting Contributions

A Participant may give notice to the Company to stop making Contributions. He may also give notice to the Company at any time that he wishes Contributions to re-start. If the Plan is operated with an Offering Period, the Administrator may determine whether Participants can re-start their Contributions more than once in an Offering Period. If such a determination is made, it will be set out in the application form or otherwise notified to the Participant.

The Company will arrange for Contributions to stop within 30 days of receiving the notice, unless a later date is specified. The Company will arrange for Contributions to re-start by the next due date for Contributions which is more than 30 days after receipt of the notice to re-start, unless a later date is specified.

3.7	Varying Contributions

A Participant may vary his rate of Contributions with the agreement of the Administrator on such terms as set by the Administrator from time to time. The new rate of Contributions will take effect no later than the first pay date following 30 days after receiving the notice, unless a later date is specified. The Administrator may set a limit on the number of times a Participant is permitted to vary his rate of Contributions.

3.8	Withdrawal from agreement to make Contributions

A Participant may at any time withdraw from the agreement to make Contributions made at the time of joining the Plan. The Participant will be treated as having stopped Contributions 30 days after the receipt of the notice, unless a later date is specified. Any Contributions held at the time of withdrawal will be used as set out in paragraph 3.4. Any Investment Shares already allocated will not cease to be subject to the Plan as a result of such a withdrawal.

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3.9	Currency conversion

Contributions made in a currency other than US dollars (including any limits which apply to Contributions pursuant to paragraph 3.1) will be converted into US dollars on such date or dates as determined by the Administrator and at the average of the spot buying and selling rates with the relevant currency in comparable amounts by any clearing bank chosen by the Administrator on any date chosen by the Administrator.

3.10	Limit on Investment Shares

The Administration may from time to time set a limit on the number of Shares which may be allocated as Investment Shares. If there is such a limit, it will be set out in the application or otherwise notified to the Participant.

3.11	Offering Periods

The Administrator may determine in relation to any operation of the Plan whether there will be an Offering Period.

The start and end of any Offering Period must be set out in the application or notified to the Participant before the start of the operation of the Plan. The Offering Period must start on or before the date of the first Contribution.

If, during the Offering Period, a transaction occurs in relation to the Shares which results in a new holding of shares being equated with the Shares, the Contributions held may, with the agreement of the Participant, be used at the end of the Offering Period to acquire new shares. By submitting the application form, the Participant agrees to the acquisition of new shares.

3.12	Allocating Investment Shares – Offering Period

(a)	If there is an Offering Period, the Company must allocate Investment Shares to each Participant within 30 days of the end of that period.

(b)	Where Shares are issued for the allocation, the number of Investment Shares allocated to each Participant will be calculated using the Market Value of the Shares on the date of allocation.

(c)	Where the Nominee purchases Shares for allocation, the number of Investment Shares allocated to each Participant will be calculated using the average price actually paid by the Nominee for the Shares.

3.13	Allocating Investment Shares – no Offering Period

(a)	If there is no Offering Period, the Company must allocate Investment Shares to the Participants by a date set by the Company.

(b)	Where Shares are issued for the allocation, the number of Investment Shares allocated to each Participant will be calculated using the Market Value of the Shares on the date of allocation.

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(c)	Where the Nominee purchases Shares for allocation, the number of Investment Shares allocated to each Participant will be calculated using the average price actually paid by the Nominee for the Shares.

3.14	Allocation eligibility requirement

The Company will not allocate Investment Shares to an individual who is not a Participating Employee at the following times:

(a)	where there is no Offering Period, at the time the related Contributions are made; and

(b)	where there is an Offering Period, at the time the related first Contribution is made.

3.15	Notification by the Company

As soon as practicable after the allocation of Investment Shares to a Participant, the Company will notify that Participant. The notification will include the number of Investment Shares and the amount of Contributions used to acquire the Investment Shares.

3.16	Holding Investment Shares

The Administrator will determine the basis upon which the Investment Shares will be held on behalf of the Participant and whether the legal ownership of the Investment Shares will be transferred to the Nominee, or whether the share certificate (or other documents of title) of the Investment Shares will be lodged with the Nominee without the need for a change in the registered owner of the Shares. The basis upon which the Investment Shares are held may vary from country to country.

3.17	Access to Investment Shares

Subject to section 11.2 (Withholding) and with regard to paragraph 4.4, a Participant may, at any time, direct the Nominee to transfer legal title of Investment Shares to him or as he may direct.

4	Matching Shares

4.1	Ratio of Matching Shares to Investment Shares

The Administrator may determine that a Participant who is allocated Investment Shares will be granted an award of Matching Shares. The Administrator will set the ratio of Matching Shares to Investment Shares from time to time and the applicable ratio will be notified to the Participant. If the Administrator decide to change the ratio, the Participants will be notified.

4.2	Awards of Matching Shares

The Company will award Matching Shares to each Participant on the basis set out in the application or as otherwise notified to the Participant and will award Matching Shares on the same day as the related Investment Shares are allocated to

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Participants unless the Administrator determine that Matching Shares will be awarded on another day.

However, the Administrator may decide to operate the Plan on the basis that, if any Investment Shares allocated are not sufficient to result in the award of a Matching Share on the same day, the match will be made when sufficient Investment Shares have been allocated.

4.3	Notification by the Company

At the time of, or as soon as practicable after, the award of Matching Shares, the Company will notify each Participant of the award. The Company will include in the notification:

(a)	the number of Matching Shares subject to the award; and

(b)	the applicable Holding Period.

4.4	Forfeiture of Matching Shares

(a)	Subject to paragraph 5.2, the Administrator may decide that an award of Matching Shares will be made on the basis that, if a Participant ceases to be an employee of a Group Company for any reason during the Holding Period applicable to an award of Matching Shares, they will forfeit that Matching Share award.

(b)	The Administrator may also decide that an award of Matching Shares will be made on the basis that a Participant who takes out of the Plan the Investment Shares in respect of which the Matching Shares were awarded (other than by reason of paragraph 5.2(a) or on a Change of Control) during the Holding Period will forfeit the Matching Share award relating to those Investment Shares.

5	Transfer of Shares

5.1	End of Holding Period

Free Shares and/or Matching Shares will, subject to section 5.2 Vest at the end of the Holding Period and the Shares will be issued or transferred to the Participant or his nominee within 30 days of Vesting.

5.2	Leaving Employment

(a)	If a Participant ceases Employment for any of the reasons set out in paragraph 5.2(b) the following will apply:

(i)	all the Participant’s Plan Shares will cease to be subject to the Plan and will be transferred to him or her (or, in the case of death, to the Participant’s personal representative) or his or her nominee as soon as practicable: and

(ii)	Free Shares and/or Matching Shares will Vest and the Shares will be transferred to the Participant or their nominee within 60 days of

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leaving Employment. In the case of death, the Shares will be transferred to the Participant’s personal representative as soon as practicable.

(b)	The reasons are:

(i)	ill-health, injury or disability (established to the satisfaction of the Participant’s employer);

(ii)	retirement with the agreement of the Participant’s employer;

(iii)	the Participant’s employing company ceasing to be a Group Company;

(iv)	a transfer of the undertaking, or part of the undertaking, in which the Participant works to a person which is not a Group Company;

(v)	redundancy;

(vi)	death; and

(vii)	any other reason, if the Board so decides in any particular case.

(c)	If a Participant ceases Employment for any other reason paragraph 4.2(a) will apply unless the Participant’s Free Share and/or Matching Shares are subject to forfeiture in which case the provisions imposed by the Administrator pursuant to paragraphs 2.4 and 4.4 shall apply.

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LivaNova

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:00 a.m., Eastern Time, on June 12, 2018.

Vote by Internet

- Go to **www.envisionreports.com/LIVN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2018 Annual General Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees, every "1 year" FOR Proposal 2 and FOR Proposals 3 – 9.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Mr. Francesco Bianchi	☐	☐	☐	02 - Mr. William A. Kozy	☐	☐	☐	03 - Mr. Damien McDonald	☐	☐	☐
04 - Mr. Daniel J. Moore	☐	☐	☐	05 - Mr. Hugh M. Morrison	☐	☐	☐	06 - Mr. Alfred J. Novak	☐	☐	☐
07 - Dr. Sharon O'Kane	☐	☐	☐	08 - Dr. Arthur L. Rosenthal	☐	☐	☐	09 - Ms. Andrea L. Saia	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
2. To approve, on an advisory basis, the frequency of U.S. Say-on-Pay votes ("U.S. Say-on-Frequency").	☐	☐	☐	☐

	For	Against	Abstain
3. To approve, on an advisory basis, LivaNova's compensation of its named executive officers ("U.S. Say-on-Pay").	☐	☐	☐
4. To ratify the appointment of PricewaterhouseCoopers LLP , a Delaware limited liability partnership ("PwC USA") as the Company's independent registered public accountancy firm for the year ending December 31, 2018.	☐	☐	☐
5. To approve, on an advisory basis, the U.K. directors' remuneration report in the form set out in the Company's U.K. annual report and accounts ("U.K. Annual Report") for the period ended December 31, 2017.	☐	☐	☐
6. To approve the LivaNova Global Employee Share Purchase Plan.	☐	☐	☐
7. To receive and adopt the Company's audited U.K. statutory accounts for the year ended December 31, 2017, together with the reports of the directors and the auditors thereon.	☐	☐	☐
8. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England ("PwC U.K."), as the Company's U.K. statutory auditor under the U.K. Companies Act 2006 to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.	☐	☐	☐
9. To authorize the directors and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC UK in its capacity as the Company's U.K. statutory auditor under the U.K. Companies Act 2006.	☐	☐	☐

10. In their discretion, the proxy or proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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The 2018 Annual General Meeting of Shareholders of LivaNova Plc.
will be held on Tuesday, June 12th 2018 at 09:00 a.m. (Central Time) at the Offices of Locke Lord LLP, 600 Travis Street, JPMorgan Chase Tower, Suite 2800, Houston, TX 77002, USA., and virtually via the internet at www.meetingcenter.io/239829366.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is LIVN2018

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LivaNova PLC

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Notice of 2018 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for 2018 Annual General Meeting

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2018 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2018 Annual General Meeting of Shareholders of LivaNova PLC to be held at 9:00 a.m. (Central Time) on Tuesday, June 12th, 2018 at The Offices of Locke Lord LLP, 600 Travis Street, JPMorgan Chase Tower, Suite 2800, Houston, TX 77002, USA. and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2018 Annual General Meeting of the Shareholder of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shareholders, or their substitute, by virtue of his executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" THE RESOLUTIONS IN PROPOSALS 1, 3, 4, 5, 6, 7, 8, 9, AND "1 YEAR" FOR PROPOSAL 2 AS INDICATED ON THE REVERSE SIDE THEREOF.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting in person.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All Forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by making the appropriate boxes (see reverse side) but you need not make any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director's recommends a vote "FOR" Proposal 1, 3, 4, 5, 6, 7, 8, 9 AND "1 year" for Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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